As filed with the Securities and Exchange Commission on May 1, 2018
Registration No. 033-91938
File No. 811-09044

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre Effective Amendment No. ☐
Post Effective Amendment No. 33 ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 56	☒

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

One National Life Drive

Montpelier, Vermont 05604

(802) 229-7410

Lisa Muller

National Life Insurance Company

One National Life Drive

Montpelier, Vermont 05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan

700 Sixth Street, NW, Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on May 1, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interests in a variable account under individual flexible premium variable universal life policies

VariTrak

Variable Universal Life Insurance

P R O S P E C T U S

Dated May 1, 2018

National Life Insurance Company	Home Office: National Life Drive,
National Variable Life Insurance Account	Montpelier, Vermont 05604
Telephone: (800) 732-8939

This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company (“National Life”, “we”, “our”, “us”). This policy combines insurance and investment features. The policy’s primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy. This policy is not available to new purchasers.

You may allocate premium payments to the National Variable Life Insurance Account, a Separate Account of National Life, or to the General Account, or a combination of the two. The General Account pays interest at a guaranteed rate of at least 4%. The Separate Account is divided into several subaccounts. Each subaccount buys shares of a specific portfolio. The available portfolios are:

Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc.
The Alger Portfolios Large Cap Growth Capital Appreciation Small Cap Growth	AB Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value	American Century Variable Portfolios, Inc. VP Income & Growth VP International VP Ultra VP Value VP Inflation Protection American Century Variable Portfolios, Inc. II VP Inflation Protection

The Dreyfus Corporation	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company
Dreyfus Variable Investment Fund VIF Appreciation VIF Opportunistic Small Cap VIF Quality Bond Dreyfus Sustainable U.S. Equity Portfolio	Deutsche Investments VIT Funds Large Cap Value Small Cap Index VIP Deutsche Variable Series II Small Mid Cap Value VIP

Fidelity® Variable Insurance Products

VIP Equity-Income
VIP Growth
VIP High Income
VIP Overseas

VIP Contrafund®

VIP Index 500

VIP Mid Cap

VIP Value Strategies

VIP Investment Grade Bond

VIP Government Money Market

Franklin Templeton Investments	Invesco Advisers, Inc.	J.P. Morgan Investment Management, Inc.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Discovery VIP

Franklin Mutual Shares VIP

Franklin Small Cap Value VIP

Franklin Small-Mid Cap Growth VIP

Templeton Foreign VIP

Franklin U.S. Government VIP

	Invesco Variable Insurance Funds V.I. Mid Cap Growth V.I Health Care V.I. Technology	JPMorgan Insurance Trust Small Cap Core

Neuberger Berman Investment Advisers, LLC	OppenheimerFunds, Inc.	Touchstone Advisors, Inc.
Neuberger Berman Advisers Mgmt. Trust Large Cap Value MidCap Growth Short Duration Bond Sustainable Equity	Oppenheimer Variable Account Funds Conservative Balanced/VA Main Street Small Cap/VA Global Strategic Income /VA	Touchstone Variable Strategic Trust TVST Balanced TVST Bond TVST Common Stock TVST Small Company

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation
T. Rowe Price Equity Series, Inc. Blue Chip Growth Equity Income Health Sciences Personal Strategy Balanced	VanEck VIP Trust Emerging Markets Global Hard Assets Unconstrained Emerging Markets Bond

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The value of your policy will depend upon the investment results of the portfolios you select. The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the General Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the Separate Account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses and supplements for the underlying portfolios that we make available as investment options under the policies. They are available without charge by contacting the Home Office, at the address and phone number listed above. You should keep all prospectuses and supplements for future reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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The policy may not be available in all states and its terms may vary by state. This prospectus does not offer the policy in any state in which we may not legally offer the policy. This policy is no longer sold. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This policy is not available to new purchasers.

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus and in the Statement of Additional Information ("SAI"). Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection. The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

•	Face Amount; or

•	the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

•	the Face Amount plus the Accumulated Value; or

•	the Accumulated Value multiplied by the same factor that applies to Option A.

You may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. See “Death Benefit.”

•	In addition, for Policies issued before September 19, 2011, accelerated care and chronic care protection riders are available if they were elected before Policy issue. The accelerated care rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the chronic care protection rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the accelerated care rider. There is an additional cost for the accelerated care rider and the chronic care protection rider.

•	You may add additional insurance and other benefits to your Policy by rider. Please see “Optional Benefits”, below, for a description of the other optional benefits that we offer.

•	You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They may also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits. You may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We also currently plan to make preferred loans available when a Policy is 10 years old.

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You may request a Withdrawal of Cash Surrender Value. However:

•	You must withdraw at least $500;

•	You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

•	You may not allocate Withdrawals to the General Account until all the value in the Separate Account has been exhausted.

•	We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

Tax Benefits. Assuming the Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes may apply.

Variety of Investment Options. You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the General Account.

As your needs or financial goals change, you can change your investment mix. You may make transfers among the Separate Account and the General Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge. You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; or (b) $1,000. We allow only one such transfer out of the General Account in any Policy Year.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk. We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy you allocate to the Separate Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse. Please note that frequent, large, or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners. Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios. To protect Owners and portfolios from such effects, we have developed market timing procedures. See “Disruptive Trading” below.

If you allocate premiums to the General Account, we credit your Accumulated Value in the General Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Risk of Lapse. If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years as long as you pay the Minimum Guarantee Premium; (2) if you purchase the no lapse guarantee rider or the guaranteed death benefit rider, subject to certain conditions; or (3) you elect and exercise the overloan protection rider, subject to certain conditions.

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Tax Risks. We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and such a Policy may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of premiums permitted under the Policy.

Depending on the total amount of premiums you pay, the Policy may be treated as a Modified Endowment Contract (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the

Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax. See “Modified Endowment Contracts” below, for additional information.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain. In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed policy. Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks. The Surrender Charge under the Policy applies for 15 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 15 years from the date of any increase in the Face Amount. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

Loan Risks. A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate credited to the General Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

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Transaction Fees

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Premium Tax Charge(1)	Upon receipt of each premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	3.25% of each premium payment (2.0% for qualified employee benefit plans)

Surrender Charge:(2)
Deferred Administrative Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount

Minimum and Maximum Charge(3)		$ 0 - $2 per $1,000 of initial or increased Face Amount	$ 0 - $2 per $1,000 of initial or increased Face Amount

Charge for a 45 year old male nonsmoker, first Policy Year		$2 per $1,000 of Face Amount	$2 per $1,000 of Face Amount
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount
Deferred Sales Charge Minimum and Maximum Charge(4)		$1.10 to $37.75 per $1,000 of initial or increased Face Amount	$1.10 to $37.75 per $1,000 of initial or increased Face Amount
Charge for a Deferred Sales Charge – 45 year old male nonsmoker, first Policy Year		$8.26 per $1,000 of Face Amount	$8.26 per $1,000 of Face Amount
Withdrawal Fees	Upon making a Withdrawal	$25	Lesser of 2% of amounts withdrawn or $25
Transfer Fees	Upon transfer after the 5th transfer (the 12th transfer for Policies issued in NY) in a Policy Year	$25 per transfer in excess of 5 transfers (12 transfers for Policies issued in NY) in any one Policy Year	None
Loan Interest Spread(5)	At the end of each Policy year, or upon death, surrender, or lapse, if earlier	2% annually of amount held as Collateral	1.3% annually of amount held as Collateral
Projection Report Charge	When report requested after the initial report	$25 maximum in New York, no maximum elsewhere	$25

(1)	We may increase the Premium Tax Charge if applicable law changes so that the amounts of taxes on premiums paid by us increase.
(2)	The Surrender Charge is equal to the deferred administrative charge and the deferred sales charge. The deferred administrative charge is based on the Insured’s issue age (or age on an increase in Face Amount) and Face Amount. The deferred sales charge is based on the Insured’s issue age (or age on an increase in Face Amount), gender, rate class and the Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy’s data pages will indicate the charges applicable to your Policy. National Life or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

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(3)	The minimum charge is based on an Insured with an Issue Age of 5 or less; the maximum charge is based on an Insured with an Issue Age of 25 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.
(4)	The minimum charge is based on a female Insured with an Issue Age of 1; the maximum charge is based on male smoker Insured with an Issue Age of 68 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.
(5)	The loan interest spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). Currently, after the 10th Policy year, we may credit your Collateral that is in excess of 50% of Accumulated Value with extra interest of 0.5% per annum over what is currently credited to loan Collateral prior to the 11th Policy Year. For loans taken after the 10th Policy year of not more than 50% of Accumulated Value, we may credit your Collateral with interest up to 6.0% compounded annually.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance:(1)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge(2)		$0.057 to $58.01 per $1,000 of Net Amount at Risk per month	$0.023 to $0.18 per $1,000 of Net Amount at Risk per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Face Amount between $250,000 and $999,999, Policy Year 1		$0.28 per $1,000 of Net Amount at Risk per month	$0.22 per $1,000 of Net Amount at Risk per month
Mortality and Expense Risk Fees(3)	On the Date of Issue of the Policy and on each day	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1,000 of Face Amount(4)	$7.50 per month
Charges for Optional Benefits Additional Protection Benefit(5)	On the Date of Issue of the Policy and on each Monthly Policy Date
Minimum and Maximum Charge(6)		$0.057 to $58.01 per $1,000 of Net Amount at Risk per month	$0.013 to $19.94 per $1,000 of Net Amount at Risk per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.28 per $1,000 of Net Amount at Risk per month	$0.055 per $1,000 of Net Amount at Risk per month
Waiver of Monthly Deduction(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.051 to $0.27 per month multiplied by the Monthly Deduction	$0.051 to $0.27 per month multiplied by the Monthly Deduction

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.075 per month multiplied by the Monthly Deduction	$0.075 per month multiplied by the Monthly Deduction

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The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Accidental Death Benefit(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.023 to $0.18 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider	$0.023 to $0.18 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider

Charge for a 45 year old male nonsmoker in the preferred		$0.086 per month per $1,000 of net amount of	$0.086 per month per $1,000 of net amount of the increase

underwriting class, Policy Year 1		the increase in Death Benefit provided by the rider	in Death Benefit provided by the rider
Guaranteed Insurability Option(7)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.022 to $0.16 per month times the amount the rider permits you to increase the Face Amount	$0.022 to $0.16 per month times the amount the rider permits you to increase the Face Amount

Charge for a 35 year old male (not available for ages 40 and over)		$0.15 per month times the amount the rider permits you to increase the Face Amount	$0.15 per month times the amount the rider permits you to increase the Face Amount
Guaranteed Death Benefit	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter	$0.01 per $1,000 of Face Amount per month	$0.01 per $1,000 of Face Amount per month
No Lapse Guaranty	On the Date of Issue of the Policy and on each Monthly Policy Date	$0.05 per $1,000 of Face Amount per month	$0.05 per $1,000 of Face Amount per month
Disability Benefit - Payment of Mission Costs(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$1.65 to $4.25 per month	$1.65 to $4.25 per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$3.06 per month	$3.06 per month

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Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Accelerated Care Rider(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$0.025 to $4.32 per $1,000 of Net Amount at Risk, plus from $0.0007 to $0.92 per dollar of Monthly Deduction, per month	$0.01to $1.98 per $1,000 of Net Amount at Risk, plus from $0.0003 to $0.63 per dollar of Monthly Deduction, per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, ACR1 with inflation protection option, Policy Year 1		$0.14 per $1,000 of Net Amount at Risk, plus $0.0038 per dollar of Monthly Deduction, per month
Chronic Care Protection Rider(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$0.0051 to $4.34 per $1,000 of Face Amount per month	$0.0051 to $4.34 per $1,000 of Face Amount per month

Charge for a 45 year old male		$0.18 per $1,000 of Face	$0.18 per $1,000 of Face

nonsmoker in the preferred underwriting class, EBR1 with inflation protection option without nonforfeiture benefit option, Policy Year 1		Amount per month	Amount per month
Overloan Protection	At the time of exercise	0%-5% of Accumulated Value	0%-5% of Accumulated Value

(1)	Cost of insurance charges vary based on factors including, the Insured’s age, sex, Rate Class, Net Amount at Risk, and Face Amount, and the current cost of insurance charges also vary based on the Policy’s Duration and size. In addition, current cost of insurance charges for currently issued Policies may be lower than for Policies issued during specified past periods. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.
(2)	The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11, for Face Amounts of $1,000,000 or more; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached, for all Face Amount bands; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Ages 99 and 100 are reached.
(3)	We currently intend, starting in Policy Year 11, to partially offset this charge by reducing each Monthly Deduction by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account, and we also intend, starting in Policy Year 11, to credit interest on non-loaned Accumulated Value in the Fixed Account at rates that are 0.50% per annum higher than those that applies to Policies still in their first 10 Policy Years. These enhancements are not guaranteed, however.
(4)	$7.50 per month in all states other than New York and Texas.
(5)	The additional protection benefit, waiver of monthly deduction, and accidental death benefit rider charges vary by the Insured’s Issue Age, sex, Rate Class and the Policy’s Duration. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.
(6)	The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Age 100 is reached. For currently issued Policies, the current maximum charge will apply to all Issue Ages, males, preferred and standard smokers, at Attained Ages 98 - 100.
(7)	The guaranteed insurability option, disability benefit - payment of mission costs, accelerated care, and chronic care rider charges vary by the Insured’s age and sex. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy’s data page will indicate the charge applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

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Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2017 (before any fee waivers or expense reimbursements). The expenses of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	1.57%

Fund	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses	Waivers, Reimbursements, and Recoupment		Net Total Annual Expenses
Alger
Capital Appreciation Portfolio - Class O Shares	0.81	-	0.13	-	0.94	-		0.94
Large Cap Growth Portfolio - Class O Shares	0.71	-	0.17	0.02	0.90	0.02	[1]	0.88
Small Cap Growth Portfolio - Class O Shares	0.81	-	0.19	-	1.00	-		1.00
AB VPS Fund, Inc.
International Growth Portfolio - Class A Shares	0.75	-	0.49	-	1.24	-		1.24
International Value Portfolio - Class A Shares	0.75	-	0.11	0.01	0.86	0.01		0.85
Small/Mid Cap Value Portfolio - Class A Shares	0.75	-	0.07	0.01	0.82	0.01		0.81
Value Portfolio - Class A Shares	0.55	-	0.33	-	0.87	-		0.87
American Century VP
Inflation Protection Fund - Class I	0.46	-	0.01	-	0.47	-		0.47
International Fund - Class I	1.34	-	0.01	-	1.35	0.33		1.02
Value Fund - Class I	0.96	-	0.01	-	0.97	0.19		0.78
Income & Growth Fund - Class I	0.07	-	0.01	-	0.71	-		0.71
Ultra® Fund - Class I	1.0	-	-	-	1.00	0.17		0.83
Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75	-	0.06	-	0.81	-		0.81
VIF Opportunistic Small Cap Portfolio - Initial Shares	0.75	-	0.10	-	0.85	-		0.85
VIF Quality Bond Portfolio - Initial Shares	0.65	-	0.33	-	0.98	-		.098
Dreyfus Sustainable U.S. Equity Fund - Initial Shares	0.60	-	0.15	-	0.75	0.05		0.70
Deutsche Variable Series II
Deutsche Small Mid Cap Value VIP - Class B shares	0.65	0.25	0.29	0.00	1.19	0.03		1.16
DWS VIT Funds
Small Cap Index VIP - Class A Shares	0.35	0.00	0.16	0.00	0.51	0.10		0.41

1 Fred Alger Management, Inc. (the “Manager”) has contractually agreed to waive its advisory fee in an amount equal to Acquired Fund Fees and Expenses comprised of advisory fees to the Manager permanently (currently estimated to be .02%). This commitment can only be earlier amended or terminated by agreement of the Fund’s Board of Trustees and the Manager, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Fund and the Manager.

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Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.54	-	0.08	-	0.62	-		0.62
Equity-Income Portfolio - Initial Class	0.44	-	0.09	0.03	0.56	-		0.56	[2]
Growth Portfolio - Initial Class	0.54	-	0.10	-	0.64	-		0.64
High Income Portfolio - Initial Class	0.56	-	0.11	-	0.67	-		0.67
Index 500 Portfolio - Initial Class	0.05	-	0.05	-	0.10	-		0.10
Investment Grade Bond Portfolio - Initial Class	0.31	-	0.10	-	0.41	-		0.41
Mid Cap Portfolio - Initial Class	0.54	-	0.09	-	0.63	-		0.63
Government Money Market Portfolio - Service Class	0.18	-	0.08	-	0.26	-		0.26
Overseas Portfolio - Initial Class	0.67	-	0.13	-	0.80	-		0.80
Value Strategies Portfolio - Initial Class	0.54	-	0.14	-	0.68	-		0.68
Franklin Templeton
Templeton Foreign VIP Fund - Class 2[3]	0.54	-	0.08	-	0.62	-		0.62
Franklin Global Real Estate VIP Fund - Class 2	0.44	-	0.09	0.03	0.56	-		0.56	[4]
Franklin Mutual Global Discovery VIP Fund - Class 1[3]	0.54	-	0.10	-	0.64	-		0.64
Franklin Mutual Shares VIP Fund - Class 2 [3]	0.56	-	0.11	-	0.67	-		0.67
Franklin Small Cap Value VIP Fund - Class 2	0.05	-	0.05	-	0.10	-		0.10
Franklin Small-Mid Cap Growth VIP Fund - Class 2[3]	0.31	-	0.10	-	0.41	-		0.41
Franklin U.S. Government Securities VIP Fund - Class 1	0.54	-	0.09	-	0.63	-		0.63
Invesco V.I.
Mid Cap Growth Fund - Series I	0.75	-	0.25	-	1.00	-		1.00
Global Health Care Fund- Series I	0.75	-	0.26	-	1.01	-		1.01
Technology Fund- Series I	0.75	-	0.31	-	1.06	-		1.06
JP Morgan Insurance Trust
Small Cap Core Portfolio - Class 1
Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	0.84	-	0.11	-	0.95	-		0.95
Mid-Cap Growth Portfolio - S Class
Large Cap Value - I Class	0.85	-	0.26	0.01	1.12	-		1.12
Short Duration Bond Portfolio - I Class	0.65	-	0.21	-	0.86	-		0.86
Socially Responsive Portfolio - I Class	0.84	-	0.10	-	0.94	-		0.94
Oppenheimer Variable Accounts Funds
Conservative Balanced Fund/VA - Service	0.75	0.25	0.21	-	1.21	0.29	[5]	0.92
Main Street Small Cap Fund/VA® - Service	0.66	0.25	0.14	-	1.05	-		1.05
Global Strategic Income Fund/VA - Service	0.61	0.25	0.23	0.01	1.10	0.06		1.04

2 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

3 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") for the next 12 month period.

4 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

5 After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.67% for Non-Service Shares and 0.92% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

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Touchstone Variable Series Trust
TVST Balanced Fund	0.55	-	0.42	0.02	0.99		0.12		0.87
TVST Bond Fund	0.40	-	0.31	0.03	0.74		0.04		0.70
TVST Common Stock Fund	0.50	-	0.21	0.01	0.72		-		0.72
TVST Small Company Fund	0.50	-	0.26	0.01	0.77		-		0.77
T. Rowe Price
Blue Chip Growth Portfolio - Class II	0.85	0.25	0.00	0.00	1.10		-		1.10
Equity Income Portfolio - Class II	0.85	0.25	0.00	0.00	1.10		-		1.10
Health Sciences Portfolio - Class II	0.95	0.25	0.00	0.00	1.20		-		1.20
Personal Strategy Balanced Portfolio VIP I	0.90	0.00	0.00	0.12	1.02	[6]	0.12	[7]	0.90	[6]
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	1.00	-	0.19	-	1.19		-		1.19
Unconstrained Emerging Markets Bond Fund - Initial Class	1.00	-	0.57	-	1.57		0.47		1.10	[8]
Global Hard Assets Fund - Initial Class	1.00	-	0.09	-	1.09		-		1.09
Wells Fargo Advantage VT
Discovery Fund	0.75	0.25	0.16	0.01	1.17		0.01		1.16	[9]
Opportunity Fund	0.70	0.25	0.16	-	1.11		0.11		1.0	[10]

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

6 The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price mutual funds.

7 T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

8 Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2019. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

9 The Manager has committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.15% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

10 The Manager has committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

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NATIONAL LIFE AND THE GENERAL ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Separate Account (on a consolidated basis)—are located in the SAI. For a free copy of the SAI, call or write us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The General Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We bear the full investment risk for all amounts allocated or transferred to the General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4% per annum. The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments. These assets are subject to National Life’s general liabilities from business operations.

We have not registered the General Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account. Disclosures regarding the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Because we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for 12 months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

15

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the General Account. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1,000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

Because of the General Account transfer restrictions, it will take you several years to transfer all of your Accumulated Value in the General Account to the subaccounts of the Separate Account. You should carefully consider whether the General Account meets your investment criteria.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See “Addition, Deletion, or Substitution of Investments.”

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Portfolios

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Fidelity Variable Insurance Fund V Government Money Market Portfolio (“Fidelity Money Market Portfolio”) in which a subaccount of our Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative. There is no assurance that the Fidelity Money Market Portfolio will be able to maintain a stable net asset value per share.

16

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve their investment objective(s). Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios. Please consult your registered representative. You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios, which are available through the registered representatives that sell the Policies, or by contacting our Home Office. You should read these prospectuses carefully and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
The Alger Portfolios:
Capital Appreciation Portfolio - Class O	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O	Small Growth Equity	Fred Alger Management, Inc.	None
AB Variable Products Series Fund, Inc.:
International Growth – Class A	International Equity	AllianceBernstein L.P.	None
International Value – Class A	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value – Class A	Small Mid Value Equity	AllianceBernstein L.P.	None
Value – Class A	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio - Class I	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment Management, Inc.	None
VP Ultra® Portfolio - Class I	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio - Initial	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio - Initial	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial	Large Cap Growth	The Dreyfus Corporation	None
Deutsche Variable Series II:
Deutsche Large Cap Value VIP - Class B	Large Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)

17

Deutsche Small Mid Cap Value VIP - Class B	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Deutsche Investments VIT Funds:
Small Cap Index VIP - Class A	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
VIP Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Government Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
VIP Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund - Class 2	Foreign	Templeton Investment Counsel, LLC	None
Franklin Global Real Estate VIP Fund - Class 2	Sector Equity	Franklin Advisors, Inc.	None

18

Franklin Mutual Shares VIP Fund - Class 2	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Small Cap Value VIP Fund - Class 2	Small Cap Value	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government VIP Fund - Class 1	Government Bond	Franklin Advisors, Inc.	None
Invesco Variable Insurance Funds:
Invesco V.I. Mid Cap Growth Fund - Series I	Mid Cap Growth Equity	Invesco Advisers Inc.	None
Invesco V.I. Global Health Care Fund - Series I	Sector Equity	Invesco Advisers Inc.	None
Invesco V.I. Technology Fund - Series I	Sector Equity	Invesco Advisers Inc.	None
JPMorgan Insurance Trust:
Small Cap Core Portfolio - Class 1	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Investment Advisers LLC	None
Mid Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Investment Advisers LLC	None
Mid Cap Growth Portfolio - S Class	Mid-Cap Growth Equity	Neuberger Berman Investment Advisers LLC	None
Large Cap Value Portfolio - I Class	Large Value	Neuberger Berman Investment Advisers LLC	None
Sustainable Equity Portfolio - I Class	Mid Large Value Equity Sustainable	Neuberger Berman Investment Advisers LLC	None
Oppenheimer Variable Account Funds
Capital Income Fund/VA - Service	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA - Service	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service	Bond	OppenheimerFunds, Inc.	None
Touchstone Variable Strategic Trust
TVST Balanced Fund	Hybrid Equity and Debt	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Bond Fund	Investment- Grade Bond	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Common Stock Fund	Large Blend Equity	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Small Company	Small Growth Equity	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None

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Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Unconstrained Emerging Markets Bond Fund - Initial Class	Unconstrained Emerging Markets Bond	Van Eck Associates Corporation	None
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund - Class 2 Shares	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund - Class 2 Shares	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
20

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owner’s questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their Boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals. The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2017, the percentages ranged from 0.05% to 0.35%, and the dollar amounts received ranged from [$0.0 to $72,181.93] per adviser/affiliate (this includes payments for services rendered in 2016 but not paid until 2017). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a portfolio. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each portfolio’s prospectus. Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Portfolios’ Investment Advisors Or Distributors.” We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the portfolios’ prospectuses for more information). As described above, an investment adviser or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest. The portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

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Addition, Deletion or Substitution of Investments. Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1)	making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

(i)	operating the Separate Account as a management company under the 1940 Act;

(ii)	deregistering the Separate Account under the 1940 Act if registration is no longer required;

(iii)	combining or substituting separate accounts;

(iv)	transferring the assets of the Separate Account to another separate account or to the General Account;

(v)	making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or

(vi)	making other technical changes in the Policy to conform with any action described herein;

2)	if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the one it replaced);

3)	eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)	transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)	modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares. Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio). The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. This means that a small vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

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Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account for each of the last ten years, or since the inception of the subaccount if less than ten years, through December 31, 2017.

VariTrak Statement of Net Investment Returns

	Subaccount Effective Date	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008

Touchstone TVST
Balanced	10/27/17	2.37%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bond	10/27/17	0.49%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Common Stock	10/27/17	2.81%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Company	10/27/17	5.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Alger American
Capital Appreciation Portfolio - Class O Shares	12/01/00	29.92%	-0.39%	5.24%	12.74%	33.98%	17.24%	-1.19%	13.01%	49.76%	-45.63%
Large Cap Growth Portfolio - Class O Shares	03/13/96	27.32%	-1.71%	0.81%	10.00%	33.88%	8.88%	-1.23%	12.38%	46.26%	-46.64%
Small Cap Growth Portfolio - Class O Shares	03/13/96	27.59%	5.29%	-4.18%	-0.46%	33.06%	11.49%	-4.04%	24.18%	44.21%	-47.08%

AB VPS
International Growth Fund - Class A shares	12/01/08	33.82%	-7.71%	-2.74%	-2.08%	12.59%	14.50%	-16.60%	11.89%	38.34%	16.27%
International Value Fund - Class A shares	12/01/08	24.31%	-1.39%	1.67%	-7.05%	21.91%	13.51%	-19.97%	3.66%	33.48%	15.02%
Small/Mid Cap Value Fund - Class A shares	12/01/08	12.14%	23.97%	-6.33%	8.22%	36.83%	17.68%	-9.21%	25.78%	41.58%	21.33%
Value Fund - Class A shares	12/01/08	12.56%	10.55%	-7.78%	10.11%	35.63%	14.69%	-4.36%	10.82%	20.04%	13.55%

American Century VP
Income & Growth Fund	08/03/98	19.41%	12.47%	-6.46%	11.50%	34.61%	13.72%	2.19%	13.13%	17.04%	-35.17%
Inflation Protection Fund	05/01/04	3.00%	3.77%	-3.15%	2.65%	-9.03%	6.58%	11.10%	4.46%	9.48%	-2.16%
International Fund	05/01/04	30.04%	-6.34%	-0.14%	-6.35%	21.32%	20.08%	-12.83%	12.28%	32.57%	-45.32%
Ultra® Fund	05/01/04	31.05%	3.51%	5.32%	9.01%	35.85%	12.90%	0.17%	15.05%	33.28%	-42.01%
Value Fund	08/03/98	7.78%	19.41%	-4.74%	12.07%	30.55%	13.55%	0.12%	12.41%	18.79%	-27.43%

Dreyfus
VIF Appreciation Portfolio - Initial Shares	05/01/04	26.20%	6.94%	-3.34%	7.13%	20.02%	9.44%	8.04%	14.29%	21.47%	-30.18%
VIF Opportunistic Small Cap Portfolio - Initial Shares	05/01/04	23.57%	16.03%	-3.15%	0.69%	47.22%	19.48%	-14.61%	29.98%	24.91%	-38.15%
VIF Quality Bond Portfolio - Initial Shares	05/01/04	3.57%	0.61%	-2.53%	3.86%	-2.42%	6.04%	6.08%	7.41%	13.93%	-5.04%
Sustainable U.S. Equity Fund	12/01/00	14.31%	9.39%	-4.06%	12.44%	33.15%	10.97%	0.00%	13.79%	32.56%	-35.01%

Deutsche Variable Series II
CROCI U.S. VIP - Class B shares	05/01/04	21.36%	-5.47%	-7.99%	9.37%	29.38%	8.46%	-0.79%	11.13%	23.82%	-46.64%
Small Mid Cap Value VIP - Class B shares	05/01/04	9.15%	15.43%	-3.08%	4.16%	33.50%	12.37%	-7.17%	21.57%	28.13%	-34.27%
Small Cap Index VIP - Class A shares	12/01/08	13.31%	19.95%	-5.45%	3.81%	37.40%	15.21%	-5.27%	25.27%	25.44%	19.94%

Fidelity® VIP
Contrafund® Portfolio - Initial Class	05/01/97	20.79%	7.04%	-0.23%	10.95%	30.12%	15.37%	-3.39%	16.17%	34.50%	-43.03%
Equity-Income Portfolio - Initial Class	03/13/96	11.89%	16.97%	-4.82%	7.75%	27.01%	16.26%	0.07%	14.12%	29.05%	-43.17%
Growth Portfolio - Initial Class	03/13/96	33.93%	-0.10%	6.22%	10.31%	35.12%	13.66%	-0.69%	23.07%	27.14%	-47.64%
High Income Portfolio - Initial Class	03/13/96	5.98%	13.59%	-4.49%	0.25%	5.00%	13.20%	3.11%	12.81%	42.67%	-25.66%
Index 500 Portfolio - Initial Class	05/01/97	20.63%	10.86%	0.43%	12.56%	31.06%	14.88%	1.13%	14.00%	25.48%	-37.56%
Investment Grade Bond Portfolio - Initial Class	12/01/00	3.29%	3.81%	-1.48%	4.88%	-2.65%	4.95%	6.38%	6.84%	14.69%	-4.11%
Mid Cap Portfolio - Initial Class	05/01/04	19.74%	11.23%	-2.27%	5.34%	35.02%	13.80%	-11.41%	27.69%	38.84%	-39.99%
Government Money Market	05/01/11	-0.32%	-0.79%	-0.88%	-0.88%	-0.88%	-0.86%	-0.59%	N/A	N/A	N/A
Overseas Portfolio - Initial Class	03/13/96	29.13%	-5.91%	2.70%	-8.90%	29.27%	19.66%	-17.90%	12.11%	25.40%	-44.31%
Value Strategies Portfolio - Initial Class	12/01/08	18.30%	8.65%	-3.85%	5.84%	29.33%	26.14%	-9.62%	25.51%	56.18%	20.96%

Franklin Templeton
Foreign Securities Fund - Class 2 shares	05/01/04	15.66%	6.22%	-7.33%	-11.92%	21.87%	17.17%	-11.43%	7.44%	35.82%	-40.91%
Global Real Estate Fund - Class 2 shares	05/01/04	9.49%	-0.36%	-0.32%	13.98%	1.41%	26.27%	-6.49%	19.89%	18.02%	-42.91%
Mutual Global Discovery Securities Fund - Class 1 shares	12/01/08	7.91%	11.43%	-4.25%	5.03%	26.81%	12.62%	-3.60%	11.24%	22.53%	3.92%
Mutual Shares Securities Fund - Class 2 shares	05/01/04	7.38%	15.02%	-5.78%	6.17%	27.12%	13.22%	-1.92%	10.20%	24.92%	-37.67%
Small Cap Value Securities Fund - Class 2 shares	05/01/04	9.67%	29.03%	-8.21%	-0.33%	35.02%	17.33%	-4.62%	27.08%	28.00%	-33.62%
Small-Mid Cap Growth Securities Fund - Class 2 shares	05/01/04	20.32%	3.24%	-3.53%	6.51%	36.92%	9.86%	-5.68%	26.49%	42.29%	-43.01%
US Government Fund - Class 1 shares	12/01/08	0.75%	0.00%	-0.19%	2.71%	-2.87%	1.20%	5.01%	4.61%	2.42%	1.62%

Invesco V.I.
Mid Cap Growth Fund - Series I Shares	12/01/00	21.40%	-0.14%	0.30%	7.07%	35.79%	13.67%	-8.73%	22.72%	41.17%	-48.54%
Global Health Care Fund - Series I Shares	12/01/00	14.80%	-12.25%	2.24%	18.60%	39.29%	19.81%	3.02%	4.35%	26.54%	-29.26%
Technology Fund - Series I Shares	12/01/00	33.93%	-1.64%	5.86%	10.06%	24.03%	10.28%	-5.90%	20.22%	55.99%	-45.00%

JP Morgan Insurance Trust
Small Cap Core Portfolio - Class 1 Shares	08/03/98	14.20%	19.14%	-6.13%	8.62%	41.03%	18.65%	-5.62%	25.99%	21.48%	-32.59%

Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	05/01/04	24.17%	3.46%	0.37%	6.62%	31.43%	11.41%	-0.42%	27.95%	30.42%	-43.88%
Large Cap Value Portfolio - I Class	08/03/98	12.35%	26.23%	-12.59%	8.87%	29.97%	15.55%	-12.15%	14.63%	54.68%	-52.82%
Short Duration Bond Portfolio - I Class	05/01/04	-0.01%	0.32%	-0.71%	-0.29%	-0.28%	3.67%	-0.60%	4.35%	12.32%	-14.20%
Mid-Cap Growth Portfolio - S Class	11/04/15	23.45%	3.23%	-4.14%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Socially Responsive Portfolio - I Class	12/01/08	17.38%	8.88%	-1.35%	9.40%	36.38%	9.98%	-3.94%	21.76%	30.25%	10.91%

Oppenheimer
Conservative Balanced/VA - Service shares	12/01/08	7.98%	4.03%	-0.33%	7.05%	11.83%	11.10%	-0.51%	11.67%	20.51%	9.03%
Main Street Small Cap/VA - Service shares	12/01/08	12.90%	16.62%	-6.93%	10.66%	39.37%	16.62%	-3.25%	21.96%	35.66%	21.20%
Global Strategic Income/VA - Service shares	12/01/08	5.09%	5.32%	-3.36%	1.58%	-1.26%	12.14%	-0.25%	13.75%	17.35%	5.48%

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	05/01/04	34.62%	-0.36%	9.81%	7.87%	39.60%	16.85%	0.46%	14.97%	40.53%	-43.16%
Equity Income Portfolio - Class II shares	05/01/04	14.70%	17.79%	-7.93%	6.15%	28.25%	15.87%	-1.90%	13.72%	24.13%	-36.84%
Health Sciences Portfolio - Class II shares	05/01/04	26.17%	-11.51%	11.47%	30.05%	49.17%	29.83%	9.40%	14.28%	30.18%	-29.81%
Personal Strategy Balanced Portfolio - Class I shares	12/01/08	16.37%	5.50%	-0.94%	4.26%	16.88%	14.11%	-1.21%	12.70%	30.94%	9.23%

VanEck VIP Trust
Emerging Markets - Initial Class	12/01/08	49.69%	-0.79%	-14.76%	-1.30%	11.02%	28.64%	-26.40%	25.71%	111.28%	12.35%
Unconstrained Emerging Markets Bond - Initial Class	12/01/08	11.25%	5.47%	-13.86%	1.27%	-9.98%	4.60%	7.18%	5.25%	5.04%	6.59%
Global Hard Assets - Initial Class	12/01/08	-2.57%	42.43%	-34.04%	-19.83%	9.55%	2.46%	-17.19%	28.08%	56.13%	12.13%

Wells Fargo VT
Discovery Fund	08/03/98	27.98%	6.69%	-2.34%	-0.54%	42.52%	16.68%	-0.47%	34.33%	39.05%	-44.86%
Opportunity Fund	08/03/98	19.37%	11.23%	-3.95%	9.44%	29.51%	14.49%	-6.36%	22.65%	46.42%	-40.63%

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios and the Mortality and Expense Risk Charge. The returns do not reflect the cost of insurance charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

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THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms. We no longer sell the Policy.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. See “Summary of the Principal Risks of Purchasing a Policy.” The Policy is designed to provide benefits on a long-term basis. Using a Policy for a specialized purpose may have tax consequences. See “Federal Income Tax Considerations.”

For Policies that are intended to be used in multiple employer welfare benefit plans established under § 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. The courts and the Internal Revenue Service (“IRS”) have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6). In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the IRS. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “section 419 plans.” We recommend that you seek independent advice on tax consequences. In the case of Policies owned by these section 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits. In addition, life insurance in retirement plans may be subject to various requirements that are beyond the scope of this prospectus. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.” We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

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You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Duration of the Policy depends upon the Policy’s Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the guaranteed death benefit rider, in either case as long as you have paid the Minimum Guarantee Premium, or you have purchased the No Lapse Guaranty Rider, as long as you have paid the cumulative monthly guarantee premium into the General Account, or you have elected, have met the exercise conditions and have exercised the overloan protection rider).

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, higher premium payments will generally result in a lower Net Amount at Risk. This will produce lower cost of insurance charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations. The Internal Revenue Code of 1986 (the “Code”) provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy’s Unadjusted Death Benefit over (b) the Policy’s Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocations must be in good order. If you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

The values of the subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

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When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below). Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received, in good order, at the Home Office. Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time. We must receive your transfer request before the closing time for a transfer to be made on that Valuation Day. In general, you may, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see “The General Account,” above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five (or, for Policies issued in New York, 12) free transfers in any Policy Year:

•	transfers resulting from Policy loans,

•	transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features, and

•	transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights”, below.

Under present law, transfers are not taxable transactions.

Transactions will not be processed on days that the New York Stock Exchange is customarily closed for trading. In 2018 and 2019, these days are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. In addition, transactions will not be processed on the day after Thanksgiving Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, or if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

•	requiring some form of personal identification prior to acting on instructions received by telephone,

•	providing written confirmation of the transaction, and

•	making a tape recording of the instructions given by telephone.

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You should protect any form of personal identification used to access your account, as we may not be ale to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us to our Home Office, at a designated fax number. Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

You may provide transfer instructions by e-mail to our Home Office. Additionally, a National Life agent may provide transfer instructions by e-mail to our Home Office, on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

Cyber Security Risk

Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Disruptive Trading

Policy. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the General Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolios). These risks include:

•	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;

•	an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and

•	increased brokerage and administrative expenses.

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The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios. We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

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Omnibus Orders. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short- term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer Rights

Transfer Right for Change in Investment Policy. If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market subaccount to any other subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us (in good order) at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form (in good order) to our Home Office.

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Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it (in good order) to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us (in good order) at our Home Office. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.

Accumulated Value

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy’s values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

•	the Net Premiums paid,

•	the investment performance of the portfolios you have chosen,

•	the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account,

•	any transfers,

•	any Withdrawals,

•	any loans,

•	any loan repayments,

•	any loan interest charged, and

•	charges assessed on the Policy.

Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.

Net Investment Factor. Each subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.

The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See “Charges and Deductions - Mortality and Expense Risk Charge,” below.)

Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1)	The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount’s unit value on that date; plus

2)	The value attributable to the Policy in the General Account (See “The General Account,” above).

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DEATH BENEFIT

General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy to the named Beneficiary—after receipt in good order at our Home Office of due proof of the Insured’s death (and fulfillment of certain other requirements)— unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available settlement options. (See “Payment of Policy Benefits,” below.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a "draftbook" within seven days to access those funds (by writing a "draft" for all or a portion of the Death Benefit proceeds). Your Beneficiary will receive interest on the proceeds deposited in that account. See "Payment of Policy Benefits," below.

Death Benefit Options. The Policy provides two Death Benefit options: Option A and Option B. You select the Death Benefit option in the application and may change it as described in “Change in Death Benefit Option,” below.

Option A. The Unadjusted Death Benefit is equal to the greater of:

(a)	the Face Amount of the Policy, and

(b)	the Accumulated Value multiplied by the specified percentage shown in the table below:

Attained Age	Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75 and over	105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

Illustration of Option A — For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 ($200,000 ÷2.50) the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Option B. The Unadjusted Death Benefit is equal to the greater of:

(a)	the Face Amount of the Policy plus the Accumulated Value, and

(b)	the Accumulated Value multiplied by the specified percentage shown in the table above.

Illustration of Option B — For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

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Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Because the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. ($133,333 is calculated by solving for the Accumulated Value ("X") in the equation $200,000 plus X = 2.50 multiplied by X.) As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request. There is no charge to change the Death Benefit option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request in good order at our Home Office. Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in the Death Benefit option may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below)

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Optional Additional Protection Benefit Rider. As discussed in more detail under “Optional Benefits,” below, we offer an additional protection benefit rider. This rider provides a Death Benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. Under this rider, the definition of the Unadjusted Death Benefit described above will be modified.

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount; and

(b)	The Accumulated Value multiplied by the specified percentages.

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The Unadjusted Death Benefit under Option B will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount described in the rider plus the Accumulated Value; and

(b)	The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the additional protection benefit rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Death Benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us in good order at our Home Office. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request in good form. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2,000). You may not increase the Face Amount after the Insured’s Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured’s insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly cost of insurance charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See “Cost of Insurance Charge,” below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section, below.

Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)	first, the increase in Face Amount provided by the most recent increase;

(b)	then, the next most recent increases, in inverse chronological order; and

(c)	finally, the Initial Face Amount.

Payment of Policy Benefits

You may decide the form in which we pay Death Benefit proceeds. During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the draftbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied. If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.

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We will pay interest on the Death Benefit (that interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law) from the date of death until interest begins to accrue on the account accessed by the draftbook referred to below.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a "draftbook" to access those funds from the special account (by writing a "draft" for all or a portion of the Death Benefit proceeds). We fund the "draft" writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. We may profit from amounts left in the interest bearing special account. Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the "draftbook" within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in that account. There is no guaranteed interest rate credited to the proceeds placed into the special account. However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the SAI. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

PAYMENT OF PROCEEDS

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents in good order. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1)	the disposal or valuation of a subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2)	except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

In addition, if, pursuant to SEC rules, the Fidelity Variable Insurance Fund V Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Money Market Subaccount until the Fund is liquidated.

We also may defer the determination or payment of amounts from the General Account for up to six months. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 — Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

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Transactions will not be processed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day and Christmas Day. Please remember that we must receive a transaction request (in good order) at our Home Office before the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time, to process the transaction on that Valuation Day. If we receive a transaction request after 4:00 p.m. Eastern Time, we will process the transaction request on the next Valuation Day.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about you or your account to government regulators. We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. You may at any time borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, while the Insured is alive. To take a loan, you should send a written request (in good order) to our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. We will normally pay loan proceeds within seven days of a valid loan request.

Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts. If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

Preferred Policy Loans. We make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

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Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except for Policies issued in New York. This enhancement will only be credited to Collateral for non-preferred Policy loans. Upon prior notice to Owners, we may, in our sole discretion, decide not to credit the enhancement.

Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-loaned Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See “Risk of Lapse,” above and “ Lapse and Reinstatement,” below.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

IRC § 1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing policy loans on Policies that qualify as § 1035 exchanges. The loan will be limited to 50% of the Accumulated Value of the transfer. The Accumulated Value held as Collateral for the loan will be placed in the General Account.

Tax Considerations. Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations — Tax Treatment of Policy Benefits - Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.) The tax consequences of a Preferred Loan from a Policy that is not a Modified Endowment Contract are uncertain. You should consult a tax adviser before taking out a Policy loan.

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. If you request a surrender by facsimile, you need to include with your request a copy of your Policy. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request in good order. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

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A surrender may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

You may also withdraw a portion of your Policy’s Cash Surrender Value at any time before the death of the Insured after the first Policy Anniversary, by writing us at our Home Office. If permitted under your employee benefit plans, you may make a withdrawal at any time after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal charge may be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal charge, see “Charges and Deductions - Withdrawal Charge”, below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount. If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See “Death Benefit Options,” above.)

Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The amount we pay you will be $10,000. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 ÷ 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000 ($300,000 - $10,000).

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The amount we pay to you will be $10,000. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the Withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

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Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000. The amount we pay to you will be $20,000. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The amount we pay to you will be $60,000. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See “Cost of Insurance Charge,” above.) Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See “Lapse and Reinstatement,” below.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request (in good order) to our Home Office; requests for partial Withdrawals, however, may also be made to our Home Office by facsimile. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the “incidental insurance” rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the “incidental insurance” rules, we will waive the Withdrawal Charge in connection with such Withdrawal. However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. The failure to make a premium payment will not itself cause a Policy to lapse. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse if you have paid the Minimum Guarantee Premium.

In addition, an optional guaranteed death benefit rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date. If you purchase the guaranteed death benefit rider, your Minimum Guarantee Premium will be higher than if you do not purchase the guaranteed death benefit rider. (See “Optional Benefits,” below).

Another way of protecting the Policy against the possibility of lapse is to purchase the no-lapse guarantee rider, which will guarantee that the Policy will not lapse if you have paid the cumulative monthly guarantee premium into the General Account. The Monthly Guarantee Premium under the no-lapse guarantee rider will be higher than the Minimum Guarantee Premium that would apply to the first five years of a Policy that does not include this rider. You could also elect the overloan protection rider, which will, subject to certain conditions, prevent the lapse of the Policy if properly exercised. (See “Optional Benefits” below).

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The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured’s insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. None of the five year no lapse guarantee, the guaranteed death benefit rider or the no-lapse guarantee rider may be reinstated.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:

•	the death benefits, cash and loan benefits provided by the Policy;

•	the funding choices, including net premium allocations, dollar-cost averaging programs and automatic asset rebalancing programs;

•	the administration of various elective options under the Policy (including any riders); and

•	the distribution of various reports to Owners.

Costs and Expenses we incur include:

•	those associated with underwriting applications and changes in Face Amount and any riders;

•	various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);

•	sales and marketing expenses;

•	other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

•	insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and

•	the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

Premium Tax Charge

We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. This amount may be greater than the premium tax assessed in your state. State premium taxes currently range from 0 to 3.5%. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%. For policies issued in North Carolina, the state premium tax is 1.90%; we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

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Surrender Charge

We impose a Surrender Charge, which consists of a deferred administrative charge and a deferred sales charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a Face Amount increase.

Deferred Administrative Charge. The deferred administrative charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy Years since issue or increase, it declines linearly by policy month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

Sample	Charge per $1,000
Issue Age	of Face Amount
0 – 5	None
10	$0.50
15	$1.00
20	$1.50
25 – 85	$2.00

For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

Deferred Sales Charge. The deferred sales charges are presented in Appendix B to this prospectus. Appendix B expresses the deferred sales charge as a dollar amount per $1,000 of Initial Face Amount. There will be a deferred sales charge associated with the Initial Face Amount as well as with each subsequent Face Amount increase. Each such portion of the deferred sales charge will have a duration of fifteen Policy Years as measured from the issue date of the corresponding Face Amount. Each portion of the deferred sales charge will be level for the first five Policy Years then decrease linearly by policy month until the end of the fifteenth Policy Year.

To illustrate the calculation of a Policy’s Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

Deferred Administrative Charge. The deferred administrative charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The deferred administrative charge reduces linearly by policy month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the deferred administrative charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th Policy Year, the deferred administrative charge is zero. The schedule of deferred administrative charges in effect for the first fifteen Policy Years is shown in the Policy.

Deferred Sales Charge. The deferred sales charge in effect for the first five Policy Years is $826. This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 × (100,000 ÷ 1,000)). The deferred sales charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the deferred sales charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 — ($826 × (25/121))). After the completion of the 15th Policy Year, the deferred sales charge is $0. The schedule of deferred sales charges in effect for the first fifteen Policy Years is shown in the Policy.

Surrender Charges for Policies Issued Prior to December 1, 2000. For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your Surrender Charge will differ from the Surrender Charges described above in two respects.

1)	Your deferred sales charge will be the lesser of the deferred sales charge described above and an amount equal to the sum of the following:

(i)	30% of the premiums actually received up to one Surrender Charge target premium, plus
(ii)	10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus
(iii)	9% of all the premiums paid in excess of twice this amount.

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Appendix B to this prospectus contains the Surrender Charge target premiums per $1,000 of Initial Face Amount.

2)	There will be no deferred administrative charge or deferred sales charge with respect to increases in Face Amount.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

(a)	the cost of insurance charge;

(b)	the Monthly Administrative Charge; and

(c)	the cost of any additional benefits provided by rider. The monthly charges will be specified in the applicable rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from policy month to policy month, the Monthly Deduction will also vary. We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account.

Cost of Insurance Charge. The cost of insurance charge is the primary charge for the death benefit provided by your Policy. We calculate the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate—including, but not limited to, the age of the Insured and the Duration of the Policy—may vary, the cost of insurance charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy’s value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on factors including, but not limited to:

•	the Insured’s Attained Age,
•	the Insured’s sex,
•	the Insured’s Rate Class, and
•	the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used (“current rates”) will depend on factors including, but not limited to:

•	the Insured’s Issue Age,
•	the Insured’s sex,
•	the Insured’s Rate Class,
•	the Policy’s Duration,
•	the Policy’s size, and
•	the Date of Issue of the Policy.

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Generally, the current cost of insurance rate for a given Attained Age will be higher during the first 10 Policy Years than in subsequent Policy Years, other factors being equal. Cost of insurance rates in Policy Years 11 through 25, however, will generally be lower than after Policy Year 25, other factors being equal. Cost of insurance rates for recently issued Policies may be lower than for Policies issued during specified past periods. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Sex, and Rate Class, and with Policies of the same Date of Issue, Duration and size.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

Death Benefit added through the use of the additional protection benefit rider can offer a cost savings over base Policy Death Benefit because the current cost of insurance rates for the rider are less than or equal to the current cost of insurance rates for the base Policy. See the description of the rider under “Optional Benefits,” below.

We may have issued Policies on a guaranteed issue basis, where no medical underwriting was required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following Rate Classes:

•	elite preferred nonsmoker,
•	preferred nonsmoker,
•	standard nonsmoker,
•	preferred smoker,
•	standard smoker,
•	juvenile, and
•	substandard.

Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance rate than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

Current cost of insurance rates will also vary by Policy size, in the following bands:

•	those with Face Amounts less than $250,000;
•	those with Face Amounts between $250,000 and $999,999, inclusive; and
•	those with Face Amounts of $1,000,000 and over.

Cost of insurance rates will be lower as the Policy size band is larger.

Monthly Administrative Charge. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

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Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges are specified in the applicable rider and are set forth in the “Fee Table” section above. The available riders are listed under “Optional Benefits”. We discuss the charges for certain of the riders below.

•	The charge for the additional protection benefit rider equals the additional protection benefit amount added by the rider multiplied by a cost of insurance rate for the Insured.

•	The charge for the guaranteed death benefit rider equals $0.01 per thousand of Face Amount.

•	The charge for the no-lapse guarantee rider equals $0.05 per thousand of Face Amount.

•	The charge for the accelerated care rider includes an amount per $1,000 of Net Amount at Risk and an amount per dollar of Monthly Deduction.

Separate Account Enhancement. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This enhancement is not guaranteed (except in New York and Texas), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the enhancement.

Mortality and Expense Risk Charge

We deduct a daily Mortality and Expense Risk Charge from the Separate Account to compensate us for the mortality and expense risks we incur under the Policy at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each subaccount of the Separate Account.

Withdrawal Charge

Although we do not currently assess such a charge, we may assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. If assessed, we will deduct this Withdrawal Charge from the Withdrawal amount. The Withdrawal charge is intended to reimburse us for administrative costs associated with processing a Withdrawal.

Transfer Charge

Currently, unlimited transfers are permitted among the subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described in “The General Account”, below. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (12 transfers for Policies issued in New York) in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.

If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

•	Policy loans,
•	the exercise of the transfer rights described under “Other Transfer Rights”, above
•	the initial reallocation of account values from the Money Market Subaccount to other subaccounts and
•	any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five or 12 free transfers in any Policy Year.

Projection Report Charge

We may impose a charge (not to exceed $25 for Policies issued in New York) for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the portfolios. Historical expense ratio information for the portfolios is presented in the “Fee Tables” section, above. More detailed information is contained in the portfolios’ prospectuses.

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We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders. Election of any of these riders involves an additional cost. The riders are subject to the restrictions and limitations set forth in the applicable Policy riders. The following riders are available under the Policy. We can add, delete, or modify a rider at any time before it becomes part of your Policy.

•	Additional Protection Benefit Rider
•	Guaranteed Death Benefit Rider
•	No-Lapse Guarantee Rider
•	Waiver of Monthly Deductions Rider
•	Accidental Death Benefit Rider
•	Guaranteed Insurability Option Rider
•	Rider for Disability Benefit — Payment of Mission Costs
•	Accelerated Care Rider
•	Overloan Protection Rider

In addition, for Policies issued before September 19, 2011, accelerated care and chronic care protection riders were available if they were elected before Policy issue.

Any one of these riders may not be available in your states and the terms of the rider may vary by state. We describe certain of the riders below. More information about the riders is available from your agent and in the Statement of Additional Information.

Additional Protection Benefit

If this rider has been approved in your state, the additional protection benefit rider may be used to provide a Death Benefit in addition to the Death Benefit provided on the Insured by the base Policy.

We will issue this rider for Insureds from ages 0 to 85. This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The additional protection benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base Policy (one times the coverage of the base Policy where you have elected the guaranteed death benefit rider).

As discussed under the “Death Benefit,” above, the base Policy’s Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpaid Monthly Deductions. The additional protection benefit modifies the Unadjusted Death Benefit under your base Policy so that:

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount; and

(b)	The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount plus the Accumulated Value; and

(b)	The Accumulated Value multiplied by the specified percentages.

Decreases in coverage apply to coverage segments based on effective date in reverse chronological order. With respect to base coverage and additional protection benefit coverage with the same effective date, decreases will be performed against the additional protection benefit amount first.

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Adding Death Benefit coverage to the Policy through the use of the additional protection benefit rider can offer a cost savings over adding coverage to the base Policy. Specifically, there is no Surrender Charge associated with this rider and the current cost of insurance rates associated with this rider are less than or equal to the current cost of insurance rates for the base Policy. However, except where a particular state has not yet approved National Life’s most current form of the rider, the Death Benefit coverage provided by the additional protection benefit rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the guaranteed death benefit rider. In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years as long as you pay the Minimum Guarantee Premium. Furthermore, if the coverage provided by the rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state’s law. The guaranteed cost of insurance rates associated with this rider are equal to the guaranteed cost of insurance rates for the base Policy.

There is no cash or loan value under the additional protection benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

The rider will not terminate if the Additional Protection Death Benefit becomes zero. The rider is not available if a no-lapse guarantee rider applies to the Policy.

Guaranteed Death Benefit

If you choose this rider, we will guarantee that the Policy will not lapse prior to the Insured’s Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy’s investment performance. To keep this rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the guaranteed death benefit rider will be higher than for those without the guaranteed death benefit rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the rider cannot be reinstated.

No-Lapse Guarantee

If you elect the no-lapse guarantee rider, we will guarantee that the Policy will not lapse as long as you meet the conditions of the rider. The no-lapse guarantee ensures that the Death Benefit will be payable as long as the rider is in force.

Availability. This rider is available only at issue, for Issue Ages 0-85. This rider is not available with the guaranteed death benefit rider, and is currently not available with the additional protection benefit rider. Once elected, the rider may be cancelled at any time by sending written instructions to cancel the rider to National Life’s Home Office.

Condition to keeping the Rider in Force. In order to have the guarantee continue to apply, you must make at least a specified level of premium payments that are allocated to the Policy’s General Account.

When you elect the no-lapse guarantee rider, we will tell you the required level of premium payments that must be allocated to the General Account. We call this amount the cumulative monthly guarantee premium. We will check your Policy for this amount on the date we issue your Policy and on each Monthly Policy Date. If there have been sufficient premium payments allocated to the General Account, you then may allocate excess premium payments to the Separate Account.

Mechanics of the Rider. As described in your rider, the cumulative monthly guarantee premium is the accumulation to and including the current Monthly Policy Date, at an annual effective rate of 6%, of the Monthly Guarantee Premium in effect on each Monthly Policy Date since the Date of Issue. We will tell you what your initial Monthly Guarantee Premium is when we issue the rider. When we check your Policy for the cumulative monthly guarantee premium, we will compare your cumulative monthly guarantee premium to your Cumulative Monthly General Account Premium. Your cumulative monthly guarantee premium is the amount you allocate to the General Account with an adjustment for taxes (we provide more information about how we calculate the cumulative monthly premium in the Statement of Additional Information). To keep your rider in force, on each Monthly Policy Date, your cumulative monthly guarantee premium must at least equal the cumulative monthly general account premium.

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Comparison to guaranteed death benefit rider. This no-lapse guarantee rider is not available simultaneously with the guaranteed death benefit rider. The no-lapse guarantee rider is similar to the guaranteed death benefit rider in that they both offer protection from Policy lapse during a specified guarantee period and require you to pay specified premiums to keep the rider in force. The riders are different in a few key areas as follows:

•	The no-lapse guarantee rider requires that you maintain a minimum amount in the General Account to satisfy the conditions of the rider, after which you may allocate money to the subaccounts. The guaranteed death benefit rider does not place any restrictions on where money is allocated.

•	The no-lapse guarantee rider provides a guarantee period for your whole life. The guaranteed death benefit rider guarantee period is to age 70 or 20 years from the Date of Issue if longer.

•	The no-lapse guarantee rider requires that all Monthly Deductions be directed to the General Account. The guaranteed death benefit rider allows you to choose whether the Monthly Deductions will be deducted pro rata from all accounts or deducted from the Money Market Subaccount.

•	The cost of the no-lapse guarantee rider is $0.05 per thousand of Face Amount per month, while the cost of the guaranteed death benefit rider is $0.01 per thousand of Face Amount per month.

Other Possible Products. Features similar to the no-lapse guarantee rider are available in other products that do not offer subaccount options, including National Life’s NLG120 policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then NLG120 or another non-variable universal life policy may be more cost effective for you.

Accelerated Care Rider

Under the optional accelerated care rider, we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any additional protection benefit amounts, if the Insured becomes “chronically ill”. This rider could be elected only at Policy issue.

Chronic Care Protection

The optional chronic care protection rider, provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy, including any additional protection benefit amounts, has been accelerated. This rider could be elected only at Policy issue.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this rider are discounted. There is no cost for this rider.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise the rider, and do exercise the rider before the Policy lapses. There is no charge for electing the rider, but you will be charged if the rider is exercised. See Appendix C for more information about the rider.

Availability. This rider is available at any time at or after issue, but only with respect to Policies issued after the date this rider is first offered. This rider is available regardless of the other riders elected. Once elected, the rider may be cancelled on the Monthly Policy Date following receipt of a written request to terminate the rider by National Life’s Home Office.

Mechanics of the Rider. As described in your rider, the rider may be exercised if all the following conditions are met:

1.	the Attained Age of the Insured is greater than or equal to 75; and

2.	the Policy to which the rider is attached has been in force for at least fifteen years from the Policy date of issue; and

3.	outstanding debt on the Policy must exceed the total Face Amount of the Policy; and

4.	the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

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We will send you a notification when these conditions have been met. The rider must be exercised within sixty days of the date we mail notification. If it is not, the rider will terminate.

Other Effects of Exercise. All values from the Separate Account will be transferred to the General Account. No further transfers from the General Account to the Separate Account may be made. No additional premiums may be paid into the policy. Withdrawals will no longer be allowed. Monthly Deductions will cease. Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate. The policy Death Benefit Options will be switched to Option A if Option B is in effect. No adjustments will be made to the policy Face Amount. No further change in Death Benefit Option will be permitted.

Other Possible Products. Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then Ultra or another non-variable universal life policy may be more cost effective for you.

Termination. This rider will terminate on the earliest of:

•	the date that your Policy terminates or matures (depending on the state of issue);
•	60 days following our mailing of notification that the conditions for exercising this rider have been met; or
•	the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters. With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy. You should consult a tax advisor before exercising the Overloan Protection Rider.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, in the case of the accelerated death benefit rider, the accelerated care rider, or the Chronic Care rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income and gains produced by those assets. Although published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. While National Life believes that the policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the separate account assets supporting the Policy.

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In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal tax purposes.

Tax Treatment of Policy Benefits

In General. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments. A Policy issued in a tax-free exchange for a MEC will also be treated as a MEC.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. An Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)         All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)         Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

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(3)         A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, all distributions that occur during the Policy Year in which the policy becomes a modified endowment contract and all subsequent distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans (like preferred loans available under the Policy beginning in the 11th Policy Year) with little or no interest rate spread (e.g., wash loans) are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness to the extent it has not been previously taxed, will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider. Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the overloan protection rider. See Appendix C for more information about the rider.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. Distributions made as part of an exchange, or for a certain period before and after an exchange, may be treated as earnings regardless of the status of the Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase. The Policy is not for sale outside of the U.S.

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Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

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Tax Shelter Regulations. Purchasers of the Policy that are corporations should consult a tax advisor about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer ("GST") tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately). Please consult a tax advisor for more information.

Tax Consequences Associated with Accelerated Death Benefit, Accelerated Care and Chronic Care Protection Riders. For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the subaccounts or to the policies. National Life reserves the right to charge the subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved  from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought. National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of National Life to meet its obligations under the Policies, or on the ability of ESI to perform its obligations under the distribution agreement for the Policies, described below.

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DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, ESI serves as principal underwriter for the Policies. ESI sells the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell and service the Policies through their registered representatives. ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). VariTrak is no longer offered to new owners.

ESI’s registered representatives who sold the Policy are required to be registered with FINRA and with the states in which they do business at the same time of the sale. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies. The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Policies sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, received commissions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. In the case of a few retail broker-dealers, ESI has negotiated a higher commission of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the maximum commission will be 4% of the premiums paid. For Policy Year 11 and after, the commission will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commission will be 50% up to the target amount for the increase. A portion of the payments made to selling firms by ESI may be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling broker-dealer which he or she works may receive in connection with your purchase of a Policy.

This Policy is no longer offered to new owners. However, during the period of time when this Policy was offered to new owners, National Life may have provided loans to unaffiliated broker-dealers, who in turn may have provided loans to their registered representatives, to finance business development, and may have provided further loans or may have forgiven outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality.

From time to time we may have offered specific sales incentives to selling broker-dealers. The selling broker-dealers, on their own accord, may have passed through some or all of these incentives to their registered representatives. These incentives may have taken the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses were attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

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National Life, ESI and/or their affiliates may have contributed amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may have been based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. However, commissions and other incentives or payments described above are reflected in the fees and charges that you do pay directly or indirectly.

The Deutsche (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Mutual Global Discovery Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), Wells Fargo Funds and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, offered in the Policies, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds. In each case these payments amount to 0.25% of Separate Account assets invested in the particular fund. Fidelity’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Fund of up to 0.10% of Separate Account assets invested in the Fund.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability. The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the cost of insurance charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured’s death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

HOUSEHOLDING AND DELIVERY OF DOCUMENTS

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the portfolios, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

FINANCIAL STATEMENTS

The financial statements of National Life and the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to General Account allocations, General Account assets are used to pay benefits that exceed your Accumulated Value under the Policy. To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these General Account benefits, such amounts will come from General Account assets. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments.

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GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Separate Account and the General Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Beneficiary	The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

Date of Issue	The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, policy months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit	The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis

Duration	The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

General Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period	A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, during the Grace Period the Owner must make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (toll-free).

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insured	The person upon whose life the Policy is issued.

Issue Age	The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

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Minimum Face Amount	The Minimum Face Amount is generally $50,000. However, exceptions may be made in employee benefit plan cases.

Minimum Guarantee Premium	The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

Minimum Monthly Premium	The monthly amount used to determine the Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected. It is stated in each Policy.

Monthly Administrative Charge	A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. In Texas and New York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1,000 of Face Amount.

Monthly Deduction	The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Administrative Charge, the cost of insurance charge, and the monthly cost of any benefits provided by riders.

Monthly Policy Date	The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Premium Tax Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium	The premium amount which the Owner plans to pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Tax Charge	A charge deducted from each premium payment to cover the cost of state and local premium taxes, and the federal DAC Tax.

Rate Class	The classification of the Insured for cost of insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

Riders	Optional benefits that an Owner may elect to add to the Policy at an additional cost.

Separate Account	National Variable Life Insurance Account.

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Surrender Charge	The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

Unadjusted Death Benefit	Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit option is selected at time of application but may be later changed.

Valuation Day	Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the SEC. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 pm Eastern Time.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Withdrawal	A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. If assessed, the Withdrawal Charge will be deducted from the Withdrawal Amount.

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APPENDIX A

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross, annual rate of 0%, 6% and 8%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on the following pages illustrate a Policy issued to a male Insured, Age 45 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 (pages A-2 to A-4) or $4,000 (pages A-5 to A-7), paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class because the cost of insurance charges is higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the portfolios before reimbursement and assessment of the Mortality and Expense Risk Charge.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading “Guaranteed” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending on how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.91%, is 1.79%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

These asset charges reflect an investment advisory fee of 0.65%, which represents a simple average of the fees incurred by the Portfolios during 2017, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2017, and expenses of 0.13%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2017. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Upon request, National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

A-1

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.79%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,950	550	250,000	2,112	712	250,000
2	6,458	3,807	1,881	250,000	4,138	2,212	250,000
3	9,930	5,566	3,348	250,000	6,069	3,851	250,000
4	13,577	7,227	4,739	250,000	7,912	5,424	250,000
5	17,406	8,782	6,217	250,000	9,664	7,099	250,000

6	21,426	10,229	7,919	250,000	11,324	9,013	250,000
7	25,647	11,554	9,498	250,000	12,873	10,817	250,000
8	30,080	12,742	10,940	250,000	14,316	12,514	250,000
9	34,734	13,784	12,236	250,000	15,638	14,090	250,000
10	39,620	14,660	13,367	250,000	16,830	15,537	250,000

11	44,751	15,358	14,319	250,000	18,487	17,448	250,000
12	50,139	15,862	15,077	250,000	20,025	19,241	250,000
13	55,796	16,163	15,633	250,000	21,451	20,921	250,000
14	61,736	16,246	15,971	250,000	22,831	22,556	250,000
15	67,972	16,087	16,066	250,000	24,143	24,122	250,000

16	74,521	15,659	15,659	250,000	25,323	25,323	250,000
17	81,397	14,931	14,931	250,000	26,459	26,459	250,000
18	88,617	13,861	13,861	250,000	27,571	27,571	250,000
19	96,198	12,398	12,398	250,000	28,648	28,648	250,000
20	104,158	10,485	10,485	250,000	29,698	29,698	250,000

25	150,340	0	0	0	32,844	32,844	250,000

30	209,282	0	0	0	29,643	29,643	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-2

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 4.10%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,093	693	250,000	2,259	859	250,000
2	6,458	4,211	2,285	250,000	4,563	2,637	250,000
3	9,930	6,352	4,134	250,000	6,901	4,682	250,000
4	13,577	8,514	6,025	250,000	9,282	6,793	250,000
5	17,406	10,689	8,124	250,000	11,703	9,138	250,000

6	21,426	12,874	10,563	250,000	14,164	11,853	250,000
7	25,647	15,055	12,998	250,000	16,648	14,592	250,000
8	30,080	17,216	15,414	250,000	19,158	17,356	250,000
9	34,734	19,345	17,798	250,000	21,681	20,134	250,000
10	39,620	21,423	20,129	250,000	24,209	22,916	250,000

11	44,751	23,432	22,393	250,000	27,377	26,338	250,000
12	50,139	25,354	24,570	250,000	30,602	29,817	250,000
13	55,796	27,178	26,648	250,000	33,893	33,363	250,000
14	61,736	28,884	28,608	250,000	37,321	37,046	250,000
15	67,972	30,443	30,422	250,000	40,871	40,850	250,000

16	74,521	31,825	31,825	250,000	44,489	44,489	250,000
17	81,397	32,993	32,993	250,000	48,263	48,263	250,000
18	88,617	33,900	33,900	250,000	52,221	52,221	250,000
19	96,198	34,486	34,486	250,000	56,362	56,362	250,000
20	104,158	34,687	34,687	250,000	60,704	60,704	250,000

25	150,340	27,383	27,383	250,000	84,319	84,319	250,000

30	209,282	0	0	0	110,155	110,155	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-3

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 6.07%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,140	740	250,000	2,309	909	250,000
2	6,458	4,350	2,424	250,000	4,708	2,782	250,000
3	9,930	6,629	4,411	250,000	7,194	4,975	250,000
4	13,577	8,980	6,491	250,000	9,777	7,288	250,000
5	17,406	11,397	8,832	250,000	12,460	9,895	250,000

6	21,426	13,884	11,573	250,000	15,247	12,936	250,000
7	25,647	16,428	14,372	250,000	18,126	16,070	250,000
8	30,080	19,020	17,218	250,000	21,106	19,304	250,000
9	34,734	21,651	20,104	250,000	24,179	22,632	250,000
10	39,620	24,307	23,014	250,000	27,343	26,050	250,000

11	44,751	26,976	25,937	250,000	31,257	30,219	250,000
12	50,139	29,644	28,860	250,000	35,345	34,560	250,000
13	55,796	32,306	31,776	250,000	39,625	39,095	250,000
14	61,736	34,950	34,674	250,000	44,178	43,902	250,000
15	67,972	37,553	37,532	250,000	49,002	48,981	250,000

16	74,521	40,092	40,092	250,000	54,060	54,060	250,000
17	81,397	42,540	42,540	250,000	59,452	59,452	250,000
18	88,617	44,858	44,858	250,000	65,220	65,220	250,000
19	96,198	47,000	47,000	250,000	71,382	71,382	250,000
20	104,158	48,914	48,914	250,000	77,977	77,977	250,000

25	150,340	53,112	53,112	250,000	117,296	117,296	250,000

30	209,282	38,255	38,255	250,000	170,016	170,016	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-4

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.79%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,942	542	251,942	2,105	705	252,105
2	6,458	3,783	1,857	253,783	4,119	2,193	254,119
3	9,930	5,520	3,301	255,520	6,029	3,811	256,029
4	13,577	7,149	4,660	257,149	7,845	5,356	257,845
5	17,406	8,663	6,098	258,663	9,561	6,996	259,561

6	21,426	10,058	7,748	260,058	11,175	8,864	261,175
7	25,647	11,320	9,264	261,320	12,669	10,613	262,669
8	30,080	12,434	10,632	262,434	14,045	12,243	264,045
9	34,734	13,387	11,840	263,387	15,288	13,741	265,288
10	39,620	14,160	12,867	264,160	16,388	15,095	266,388

11	44,751	14,739	13,701	264,739	17,976	16,937	267,976
12	50,139	15,108	14,324	265,108	19,430	18,646	269,430
13	55,796	15,257	14,727	265,257	20,757	20,227	270,757
14	61,736	15,174	14,899	265,174	22,029	21,754	272,029
15	67,972	14,833	14,812	264,833	23,222	23,200	273,222

16	74,521	14,209	14,209	264,209	24,262	24,262	274,262
17	81,397	13,275	13,275	263,275	25,250	25,250	275,250
18	88,617	11,991	11,991	261,991	26,208	26,208	276,208
19	96,198	10,311	10,311	260,311	27,121	27,121	277,121
20	104,158	8,189	8,189	258,189	28,001	28,001	278,001

25	150,340	0	0	0	29,949	29,949	279,949

30	209,282	0	0	0	24,678	24,678	274,678

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-5

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 4.10%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,084	684	252,084	2,252	852	252,252
2	6,458	4,185	2,259	254,185	4,541	2,615	254,541
3	9,930	6,299	4,080	256,299	6,855	4,637	256,855
4	13,577	8,420	5,932	258,420	9,201	6,712	259,201
5	17,406	10,540	7,975	260,540	11,575	9,010	261,575

6	21,426	12,652	10,342	262,652	13,972	11,661	263,972
7	25,647	14,740	12,683	264,740	16,373	14,317	266,373
8	30,080	16,783	14,981	266,783	18,779	16,978	268,779
9	34,734	18,765	17,217	268,765	21,172	19,625	271,172
10	39,620	20,660	19,367	270,660	23,539	22,246	273,539

11	44,751	22,447	21,409	272,447	26,566	25,527	276,566
12	50,139	24,102	23,317	274,102	29,616	28,832	279,616
13	55,796	25,605	25,075	275,605	32,696	32,166	282,696
14	61,736	26,932	26,657	276,932	35,879	35,604	285,879
15	67,972	28,047	28,026	278,047	39,145	39,124	289,145

16	74,521	28,909	28,909	278,909	42,421	42,421	292,421
17	81,397	29,475	29,475	279,475	45,809	45,809	295,809
18	88,617	29,686	29,686	279,686	49,334	49,334	299,334
19	96,198	29,475	29,475	279,475	52,991	52,991	302,991
20	104,158	28,767	28,767	278,767	56,795	56,795	306,795

25	150,340	15,289	15,289	265,289	76,073	76,073	326,073

30	209,282	0	0	0	92,121	92,121	342,121

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-6

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 6.07%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,131	731	252,131	2,301	901	252,301
2	6,458	4,323	2,397	254,323	4,686	2,760	254,686
3	9,930	6,573	4,354	256,573	7,146	4,927	257,146
4	13,577	8,880	6,392	258,880	9,691	7,203	259,691
5	17,406	11,237	8,672	261,237	12,322	9,757	262,322

6	21,426	13,643	11,332	263,643	15,038	12,727	265,038
7	25,647	16,081	14,025	266,081	17,823	15,767	267,823
8	30,080	18,536	16,734	268,536	20,683	18,881	270,683
9	34,734	20,993	19,446	270,993	23,603	22,056	273,603
10	39,620	23,430	22,137	273,430	26,575	25,282	276,575

11	44,751	25,828	24,789	275,828	30,313	29,274	280,313
12	50,139	28,162	27,377	278,162	34,180	33,396	284,180
13	55,796	30,416	29,887	280,416	38,189	37,659	288,189
14	61,736	32,569	32,293	282,569	42,424	42,148	292,424
15	67,972	34,581	34,560	284,581	46,872	46,851	296,872

16	74,521	36,415	36,415	286,415	51,472	51,472	301,472
17	81,397	38,024	38,024	288,024	56,336	56,336	306,336
18	88,617	39,350	39,350	289,350	61,502	61,502	311,502
19	96,198	40,321	40,321	290,321	66,977	66,977	316,977
20	104,158	40,859	40,859	290,859	72,790	72,790	322,790

25	150,340	34,262	34,262	284,262	105,503	105,503	355,503

30	209,282	546	546	250,546	142,047	142,047	392,047

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-7

APPENDIX B

Surrender Charge Target Premiums (“SCTP”) and Deferred Sales Charges (“DSC”)

(Annual rates per $1,000 of Face Amount)

	Male				Female
Issue	Nonsmoker		Smoker		Nonsmoker		Smoker
Age	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
0	2.85	1.43	2.85	1.43	2.24	1.12	2.24	1.12
1	2.78	1.39	2.78	1.39	2.20	1.10	2.20	1.10
2	2.87	1.44	2.87	1.44	2.27	1.14	2.27	1.14
3	2.97	1.49	2.97	1.49	2.35	1.18	2.35	1.18
4	3.08	1.54	3.08	1.54	2.43	1.22	2.43	1.22
5	3.19	1.60	3.19	1.60	2.52	1.26	2.52	1.26
6	3.32	1.66	3.32	1.66	2.61	1.31	2.61	1.31
7	3.45	1.73	3.45	1.73	2.71	1.36	2.71	1.36
8	3.59	1.80	3.59	1.80	2.82	1.41	2.82	1.41
9	3.74	1.87	3.74	1.87	2.93	1.47	2.93	1.47
10	3.90	1.95	3.90	1.95	3.05	1.53	3.05	1.53
11	4.08	2.04	4.08	2.04	3.17	1.59	3.17	1.59
12	4.25	2.13	4.25	2.13	3.31	1.66	3.31	1.66
13	4.44	2.22	4.44	2.22	3.45	1.73	3.45	1.73
14	4.63	2.32	4.63	2.32	3.59	1.80	3.59	1.80
15	4.82	2.41	4.82	2.41	3.74	1.87	3.74	1.87
16	5.01	2.51	5.01	2.51	3.90	1.95	3.90	1.95
17	5.21	2.61	5.21	2.61	4.06	2.03	4.06	2.03
18	5.40	2.70	5.40	2.70	4.23	2.12	4.23	2.12
19	5.61	2.81	5.61	2.81	4.41	2.21	4.41	2.21
20	5.18	2.59	6.89	3.45	4.36	2.18	5.19	2.60
21	5.37	2.69	7.15	3.58	4.54	2.27	5.41	2.71
22	5.58	2.79	7.43	3.72	4.73	2.37	5.65	2.83
23	5.80	2.90	7.73	3.87	4.94	2.47	5.90	2.95
24	6.04	3.02	8.05	4.03	5.15	2.58	6.16	3.08
25	6.29	3.15	8.39	4.20	5.38	2.69	6.43	3.22
26	6.56	3.28	8.76	4.38	5.62	2.81	6.73	3.37
27	6.85	3.43	9.16	4.58	5.87	2.94	7.04	3.52
28	7.16	3.58	9.58	4.79	6.14	3.07	7.36	3.68
29	7.49	3.75	10.04	5.02	6.42	3.21	7.70	3.85
30	7.84	3.92	10.52	5.26	6.71	3.36	8.07	4.04
31	8.21	4.11	11.04	5.52	7.03	3.52	8.45	4.23
32	8.61	4.31	11.59	5.80	7.36	3.68	8.85	4.43
33	9.03	4.52	12.17	6.09	7.71	3.86	9.28	4.64
34	9.47	4.74	12.79	6.40	8.08	4.04	9.73	4.87
35	9.95	4.98	13.44	6.72	8.47	4.24	10.21	5.11
36	10.45	5.23	14.14	7.07	8.88	4.44	10.71	5.36
37	10.98	5.49	14.88	7.44	9.32	4.66	11.24	5.62
38	11.54	5.77	15.66	7.83	9.77	4.89	11.80	5.90
39	12.14	6.07	16.49	8.25	10.26	5.13	12.38	6.19
40	12.77	6.39	17.36	8.68	10.77	5.39	12.99	6.50
41	13.43	6.72	18.28	9.14	11.30	5.65	13.63	6.82

B-1

	Male				Female
Issue	Nonsmoker		Smoker		Nonsmoker		Smoker
Age	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
42	14.14	7.07	19.26	9.63	11.86	5.93	14.30	7.15
43	14.89	7.45	20.28	10.14	12.45	6.23	14.99	7.50
44	15.68	7.84	21.37	10.69	13.07	6.54	15.72	7.86
45	16.52	8.26	22.51	11.26	13.73	6.87	16.49	8.25
46	17.42	8.71	23.72	11.86	14.43	7.22	17.29	8.65
47	18.37	9.19	25.00	12.50	15.16	7.58	18.14	9.07
48	19.38	9.69	26.35	13.18	15.94	7.97	19.03	9.52
49	20.46	10.23	27.79	13.90	16.77	8.39	19.98	9.99
50	21.61	10.81	29.32	14.66	17.65	8.83	20.97	10.49
51	22.83	11.42	30.94	15.47	18.57	9.29	22.02	11.01
52	24.14	12.07	32.65	16.33	19.56	9.78	23.13	11.57
53	25.53	12.77	34.48	17.24	20.61	10.31	24.30	12.15
54	27.02	13.51	36.40	18.20	21.72	10.86	25.54	12.77
55	28.60	14.30	38.44	19.22	22.90	11.45	26.84	13.42
56	30.29	15.15	40.59	20.30	24.15	12.08	28.23	14.12
57	32.08	16.04	42.87	21.44	25.49	12.75	29.70	14.85
58	34.01	17.01	45.29	22.65	26.92	13.46	31.26	15.63
59	36.07	18.04	47.85	23.93	28.46	14.23	32.95	16.48
60	38.27	19.14	50.59	25.30	30.12	15.06	34.77	17.39
61	40.63	20.32	53.51	26.76	31.91	15.96	36.73	18.37
62	43.16	21.58	56.62	28.31	33.85	16.93	38.84	19.42
63	45.88	22.94	59.92	29.96	35.92	17.96	41.11	20.56
64	48.78	24.39	63.42	31.71	38.15	19.08	43.53	21.77
65	51.89	25.95	67.11	33.56	40.54	20.27	46.11	23.06
66	55.21	27.61	71.01	35.51	43.09	21.55	48.84	24.42
67	58.77	29.39	75.13	37.57	45.84	22.92	51.77	25.89
68	62.59	31.30	79.52	37.75	48.81	24.41	54.92	27.46
69	66.71	33.36	84.20	37.75	52.04	26.02	58.36	29.18
70	71.16	35.58	89.20	37.75	55.57	27.79	62.10	31.05
71	75.96	36.00	94.56	37.75	59.43	29.72	66.20	33.10
72	81.04	36.00	100.28	37.75	63.65	31.83	70.68	35.00
73	86.57	36.00	106.35	37.75	68.25	34.00	75.53	35.00
74	92.47	36.00	112.74	37.75	73.23	34.00	80.75	35.00
75	98.73	36.00	119.44	37.75	78.61	34.00	86.34	35.00
76	105.38	36.00	126.39	37.75	84.42	34.00	92.32	35.00
77	112.45	36.00	133.62	37.75	90.68	34.00	98.70	35.00
78	120.00	36.00	141.17	37.75	97.47	34.00	105.57	35.00
79	128.12	36.00	149.15	37.75	104.88	34.00	113.00	35.00
80	136.88	36.00	157.63	37.75	112.98	34.00	121.09	35.00
81	146.36	36.00	166.67	37.75	121.85	34.00	129.91	35.00
82	156.57	36.00	176.28	37.75	131.55	34.00	139.51	35.00
83	167.52	36.00	186.39	37.75	142.10	34.00	149.91	35.00
84	179.12	36.00	196.88	37.75	153.50	34.00	161.12	35.00
85	191.34	36.00	207.71	37.75	165.78	34.00	172.98	35.00

Unisex policies will have Surrender Charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

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APPENDIX C

Overloan Protection Rider

Exhibit I
Male, Nonsmoker, Attained Age = 75, Option A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise Crediting rate on unloaned Accumulated
	Value	7%
Form 7206(0395)	Variable Loan Rate	6%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit

		1	75	102,279	101,230	1,049	107,393

Face Amount	$75,000	2	76	108,426	107,304	1,122	113,847

Accumulated Value	$100,000	3	77	114,943	113,742	1,201	120,690

GPT Corridor Factor	1.05	4	78	121,851	120,567	1,285	127,944

Death Benefit	$105,000	5	79	129,175	127,801	1,375	135,634

Outstanding Loan	$95,500	6	80	136,939	135,469	1,471	143,786

		7	81	145,170	143,597	1,574	152,429

Exercise Charge Percentage	3.52%	8	82	153,896	152,212	1,684	161,591

Exercise Charge	3,520	9	83	163,147	161,345	1,802	171,304

		10	84	172,954	171,026	1,928	181,601

Policy Values after Overloan Protection Rider exercise:		11	85	183,350	181,288	2,063	192,518

Face Amount	$75,000	12	86	194,372	192,165	2,207	204,091

Accumulated Value	$96,480	13	87	206,056	203,695	2,362	216,359

GPT Corridor Factor	1.05	14	88	218,443	215,916	2,527	229,365

Death Benefit	$101,304	15	89	231,575	228,871	2,704	243,154

Outstanding Loan	$95,500	16	90	245,497	242,604	2,893	257,772

		17	91	260,255	257,160	3,096	273,268

		18	92	275,902	272,589	3,312	289,697

		19	93	292,489	288,945	3,544	307,113

		20	94	310,074	306,281	3,792	325,577

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Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise
	Crediting rate on unloaned Accumulated
	Value	7%
Form 7207(0395)	Variable Loan Rate	6%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit
		1	75	102,824	101,230	1,594	107,966
Face Amount	$75,000	2	76	109,010	107,304	1,706	114,460
Accumulated Value	$100,000	3	77	115,567	113,742	1,825	121,346
GPT Corridor Factor	1.05	4	78	122,520	120,567	1,953	128,646
Death Benefit	$105,000	5	79	129,890	127,801	2,090	136,385
Outstanding Loan	$95,500	6	80	137,705	135,469	2,236	144,590
		7	81	145,989	143,597	2,393	153,289
Exercise Charge Percentage	3.01%	8	82	154,773	152,212	2,560	162,511
Exercise Charge	3,010	9	83	164,085	161,345	2,739	172,289
		10	84	173,957	171,026	2,931	182,655
Policy Values after Overloan Protection Rider exercise:		11	85	184,424	181,288	3,136	193,645
Face Amount	$75,000	12	86	195,521	192,165	3,356	205,297
Accumulated Value	$96,990	13	87	207,285	203,695	3,591	217,650
GPT Corridor Factor	1.05	14	88	219,758	215,916	3,842	230,746
Death Benefit	$101,840	15	89	232,982	228,871	4,111	244,631
Outstanding Loan	$95,500	16	90	247,002	242,604	4,399	259,352
		17	91	261,866	257,160	4,707	274,960
		18	92	277,625	272,589	5,036	291,507
		19	93	294,333	288,945	5,389	309,050
		20	94	312,047	306,281	5,766	327,650

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APPENDIX D

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is provided above. You may request a free copy of the Statement of Additional Information by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

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The Statement of Additional Information is also available at National Life’s website at www.nationallifegroup.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

Investment Company Act of 1940 File No. 811-09044

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NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

VARITRAK VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

National Life Drive

Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the VariTrak Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2018, as supplemented from time to time, by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life’s website at http://www.nationallifegroup.com, or by accessing the SEC’s website at http://www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Policy.

Dated May 1, 2018

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NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Policy. National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.

National Life acts as custodian for the National Variable Life Insurance Account. Additional protection for the assets of the National Variable Life Insurance Account is provided by a blanket fidelity bond issued by St. Paul Fire & Marine Insurance Company providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $250,000 deductible) for all officers and employees of National Life.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

The Separate Account was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

Term Policy Conversions. The Policy is no longer offered for sale. We have, in the past, offered a one time credit on conversions of eligible National Life term insurance policies to a VariTrak Policy. If the term policy being converted had been in force for at least twelve months, the amount of the credit was 12% of a target amount used to determine commission payments. If the term policy being converted had been in force for less than twelve months, the credit was prorated based on the number of months the term policy has been outstanding at the time of conversion. For GRT term policies, the credit was 18% of the target amount used to determine commission payments if the GRT term policy had been in force for at least two years but not more than five years. For GRT term policies in force for less than two years, the credit was 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreased from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit was added to the initial premium payment, if any, and was be treated as part of the Initial Premium for the Policy. Thus, the credit was included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

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Credit to Home Office Employees. We also offered a one time credit to Home Office employees, including employees located on another campus, who purchased a VariTrak Policy, as both Owner and Insured. This one time credit was calculated differently from the credit described above; in particular, the amount of the credit was 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit was treated in the same manner as the credit described above.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisors or distributors or an affiliate of such persons pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services. Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributors pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services. The amount of this compensation with respect to the Contract during 2017, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2017*
The Alger Portfolios	0.10%		$18,724.94
American Century Variable Portfolios, Inc.	0.25	%(1)	$34,443.46
Dreyfus Variable Investment Fund and Dreyfus Sustainable U.S. Equity Portfolio	0.20%		$2,003.32
Deutsche Variable Series II	0.10	%(2)	$10,217.25
Fidelity® Variable Insurance Products Fund	0.10	%(3)	$72,181.92
Franklin Templeton Variable Insurance Products Trust	0.35	%(4)	$15,861.55
Invesco Variable Insurance Funds	0.25%		$7,652.3
JPMorgan Insurance Trust	0.20%		$3,152.17
Neuberger Berman Advisers Management Trust	0.15	%(5)	$6,931.69
Oppenheimer Variable Account Funds	0.25%		$392.41
T. Rowe Price Equity Series, Inc.	0.25	%(6)	$32,398.00
Van Eck VIP Trust	0.20%		$6,568.04
Wells Fargo Variable Trust	0.25%		$23,507.20

*Note: Revenues received by National Life during 2017 may include revenues received in 2017 for services rendered in 2016.

(1) 0.10% on the VP Inflation Protection Fund.

(2) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(3) 0.05% with respect to the Index 500 Portfolio.

(4) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(5) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(6) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

Effective January 1, 2009 VariTrak was no longer offered for sale to new owners.

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We pay commissions to ESI for sales of the Policies. In addition, to promote sales of the Policies and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including: (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans; and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. However, commissions and other sales expenses are reflected in the fees and charges that a Policy Owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI After Payments to its Registered Persons and Other Broker-Dealers
2015	$446,873	$0
2016	$415,075	$0
2017	$333,642	$0

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated.

Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

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UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy. This process is often referred to as “underwriting”. We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

•	elite preferred nonsmoker;

•	preferred nonsmoker;

•	standard nonsmoker;

•	preferred smoker;

•	standard smoker;

•	juvenile and

•	substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

•	the Insured’s Attained Age;

•	the Insured’s sex;

•	the Insured’s Rate Class; and

•	the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

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Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus for the policy.

OTHER POLICY PROVISIONS

Indefinite Policy Duration

The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at Attained Age 99 at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the Insured reaches Attained Age 99, if the Face Amount plus any Additional Protection Benefit coverage is greater than the Accumulated Value, the Face Amount plus any Additional Protection Benefit coverage will automatically be decreased to the current Accumulated Value. Also, at Attained Age 99 Option B automatically becomes Option A. No premium payments are allowed after Attained Age 99, although loan repayments are allowed. The tax treatment of a Policy’s Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

Operation at Age 99 with No Lapse Guarantee

The presence of no lapse guarantee rider changes the normal operation of the Policy at age 99 (as described in Other Policy Provisions — Indefinite Policy Duration, above). First, the Face Amount will not be decreased to the Accumulated Value at age 99. Second, all Monthly Deductions on the Policy will stop at age 99. All other aspects of the Policy operation at age 99 will be unchanged.

New York Policies - Reduced Paid—Up Benefit

Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.

The Policy

The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

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For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The Internal Revenue Service (“IRS”) has issued guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee’s interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

Arbitration

Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator’s award is not required to include factual findings or legal reasoning. Any party’s right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

Dividends

The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, except where otherwise required by state law. At the time of the Insured’s death, the Death Benefit will be increased by dividends payable, if any.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

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Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.) The options are described below.

Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 10, 15, or 20 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office in good order.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office in good order. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

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Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of subaccount units is high. The periodic investment of the same amount will result in higher numbers of subaccount units being purchased when unit prices are lower, and lower numbers of subaccount units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office in good order, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us (in good order) at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost. These costs are set forth in the “Fee Table” section of the prospectus. Some information with respect to many of the available riders is included in the prospectus. We provide additional information about optional benefits below. The riders are not available in all states and their terms may vary by state.

Guaranteed Death Benefit

The guaranteed death benefit rider is summarized in the prospectus for the Policy. Additional information with respect to this rider is provided below.

If while the guaranteed death benefit rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value.

If you increase the Face Amount of a Policy subject to the guaranteed death benefit rider, the rider’s guarantee will extend to the increased Face Amount. This will result in increased Minimum Guarantee Premiums.

If you have elected both the Waiver of Monthly Deductions rider and the guaranteed death benefit rider, and Monthly Deductions are waived because of total disability, then we will also waive the Minimum Guarantee Premiums required to keep the guaranteed death benefit rider in force during the period that Monthly Deductions are being waived.

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If you wish to keep this rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of the Minimum Monthly Premiums in effect since the Date of Issue. If you take a Policy loan or Withdrawal for an amount greater than such excess, the guaranteed death benefit rider will enter a 61-day lapse-pending notification period, and will be cancelled if you do not pay a sufficient premium.

If you purchase both the guaranteed death benefit rider and the additional protection benefit rider on your Policy, and the most current version of the additional protection benefit rider has been approved by your state, then during the first five Policy Years, the guaranteed death benefit rider will not protect the Death Benefit coverage provided by the additional protection benefit rider. In this situation, if during the first five Policy Years on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, the Death Benefit coverage provided by the additional protection benefit rider may lapse, even if you have paid the Minimum Guarantee Premium. After the first five Policy Years, as long as you have paid the Minimum Guarantee Premium, the guaranteed death benefit rider will prevent lapse of both the Death Benefit coverage provided by the base Policy and the Death Benefit coverage provided by the additional protection benefit rider.

No-Lapse Guarantee

The no-lapse guarantee rider is summarized in the prospectus. Additional information with respect to this rider is provided below.

Calculation of Cumulative General Account Premium. The Cumulative General Account Premium for the no-lapse guarantee rider is calculated as follows:

a)	the Cumulative General Account Premium on the preceding Monthly Policy Date, accumulated with interest for purposes of this calculation at an effective annual rate of 6%; plus

b)	the Net Premium Payments allocated to the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675, and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to Net Premium Payments allocated on the current Monthly Policy Date); plus

c)	the Accumulated Value of your Policy transferred into the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date(except that no such accumulation shall apply to such transfers effected on the current Monthly Policy Date); minus

d)	the Accumulated Value of your Policy transferred or withdrawn from the non-loaned portion of the General Account after the preceding Monthly Policy Date, to and including the current Monthly Policy Date, divided by 0.9675 and accumulated with interest for purposes of this calculation at an effective annual rate of 6% from the preceding Monthly Policy Date (except that no such accumulation shall apply to such transfers or Withdrawals occurring on the current Monthly Policy Date).

The reason for dividing the amounts in (b), (c) and (d) by 0.9765, which is equal to one minus the Premium Tax Charge (i.e., 1 - .0325 = .9675), is to put these amounts on a basis comparable to the Monthly Guarantee Premium, which is before premium taxes.

Automatic Transfer into General Account - Lapse. If on any Monthly Policy Date while the rider is in force, your Cumulative General Account Premium is less than the required cumulative monthly guarantee premium, we will transfer value from the subaccounts on a pro rata basis to the General Account to satisfy the test. If the value in the subaccounts is not enough to satisfy the test, we will transfer all of the value in the subaccounts to the General Account and we will send you a notice that the conditions of the rider have not been met. You will have 61 days from the date we mail the notice to pay a premium sufficient to keep the rider in force. The required premium will be the amount needed to satisfy the conditions of the rider on the Monthly Policy Date two months following the Monthly Policy Date that the test was failed. The rider will be cancelled if a sufficient premium is not paid during the 61-day period. If cancelled, the rider cannot be reinstated.

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Monthly Deductions. While the no-lapse guarantee rider is in force, all Monthly Deductions will be deducted from the General Account. If, while the rider is in force, the Accumulated Value in the General Account is not enough to deduct the Monthly Deduction, Monthly Deductions will be made until the Accumulated Value in the General Account is exhausted. Thereafter, Monthly Deductions will be deferred, and collected at such time as the General Account has positive Accumulated Value.

Effect of Increases or Decreases. If you increase the Face Amount of a Policy with the no-lapse guarantee rider, the rider’s guarantee will extend to the increase. This will result in an increase in the Monthly Guarantee Premium. If you decrease the Face Amount, the rider’s guarantee will apply to the reduced amount and the Monthly Guarantee Premium will be correspondingly reduced.

Waivers of Monthly Deductions. If your Monthly Deductions are being waived under the operation of the waiver of monthly deductions rider or the accelerated care rider, then the Monthly Guarantee Premium required on each Monthly Policy Date while Monthly Deductions are being waived will be zero.

Effect of Withdrawals or Loans. If you wish to keep this rider in force, you must limit Withdrawals and loans to the amounts in the subaccounts and amounts in the General Account not needed to satisfy the conditions of the rider. If you take a Withdrawal or loan from the General Account which reduces the Cumulative General Account Premium below the cumulative monthly guarantee premium, the rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium.

Effect of Transfers out of General Account. Transfers out of the General Account may also put the status of the rider in jeopardy. If you transfer an amount from the General Account which reduces the Cumulative General Account Premium below the cumulative monthly guarantee premium, under the operation of the rider, we will transfer an amount back to the General Account on the next Monthly Policy Date to cause the Cumulative General Account Premium to equal the cumulative monthly guarantee premium. There can be no assurance that an adequate amount will be available in the subaccounts for transfer to the General Account on the next Monthly Policy Date because the performance of the subaccounts is not guaranteed; if it is not, the rider will enter the 61-day lapse pending notification period and will be cancelled if you do not pay a sufficient premium. We will waive the limitation of one transfer per Policy Year from the General Account, with respect to transfers from the General Account of amounts not needed to satisfy the conditions of the rider.

Example. A 45 year old male in the preferred underwriting category purchases a VariTrak Policy with a $250,000 Face Amount, with the no lapse guarantee rider. The Monthly Guarantee Premium, which is stated on the rider, is $134.78. The Policyowner pays an Initial Premium equal to $269.56 (two times the Monthly Guarantee Premium), and then plans to begin making automatic monthly premium payments of $201.16 on the Monthly Policy Dates starting with the Monthly Policy Date which is two months after the Date of Issue. If he makes Premium Payments at the times planned and at least equal to the planned levels, allocates 67% of each such payment ($134.78) to the General Account, and makes no loans, transfers or Withdrawals out of the General Account, he can be assured that the Policy will not lapse, regardless of the investment performance of the Separate Account, the level of interest credited to the General Account, and the amounts of the Monthly Deductions. During this time, all of the Monthly Deductions for the Policy will be taken from the General Account and not from the Separate Account. These Monthly Deductions will include a rider charge of $12.50 per month ($250,000 Face Amount times $.05 per thousand per month).

Now assume that after making the planned Premium Payments for six months, the Policyowner skips a payment. Since in this case the Owner’s Cumulative General Account Premium has just been matching the cumulative monthly guarantee premium while the payments were being made, the skipped payment will result in the Owner’s Cumulative General Account Premium being less than the cumulative monthly guarantee premium. As a result, on the Monthly Policy Date corresponding to the skipped payment, we will seek to automatically transfer Accumulated Value from the Separate Account to the General Account in an amount sufficient to make up the shortfall in Cumulative General Account Premium that resulted from the skipped payment. In this situation the shortfall would be $134.78. If the investment return on the six payments of $66.38 ($201.16 - $134.78) into the Separate Account has been zero after netting out the Mortality and Expense Risk Charge, the fund expenses and the Premium Taxes on that portion of the Premium Payments, the Accumulated Value in the Separate Account will now be $398.28 (6 x $66.38). Under these facts, we will be able to effect to automatic transfer into the General Account, leaving $263.50 ($398.28 - $134.78) in Accumulated Value in the Separate Account.

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If there had not been sufficient Accumulated Value in the Separate Account to fully make up the shortfall, the no lapse guarantee rider will be cancelled if a sufficient premium as described above under “Automatic Transfer into General Account - Lapse of Rider” is not paid within 61 days after we notify the Owner that such a payment is necessary to prevent cancellation of the rider.

The same procedure, involving the automatic transfer of Accumulated Value from the Separate Account to the General Account, and the lapse pending process for the rider in the event the Accumulated Value in the Separate Account is not sufficient, would also be followed in the event the Policyowner makes a transfer out of the General Account, or makes a Withdrawal or takes a loan which requires some Accumulated Value to be taken out of the General Account.

In Florida and Maryland, the no-lapse guarantee rider does not include the continuing coverage provision. The continuing coverage provision provides that at the Insured’s Attained Age 99, if the rider is still in force, the Face Amount of the policy will remain as stated in the Policy’s Data Section, rather than being set equal to the Accumulated Value. The provision also prohibits additional premiums from being accepted and ceases all Monthly Deductions.

Waiver of Monthly Deductions

If you elect the waiver of monthly deductions rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled, before age 65 and for at least 120 consecutive days. In Pennsylvania, the 120 days of disability need not be consecutive, but must occur within a period of 240 consecutive days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this rider while it is in force is based on sex-distinct rates (except for Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, where the cost of this rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

Accidental Death Benefit

The accidental death benefit rider provides for an increased Death Benefit in the event that the Insured dies in an accident. If you elect this rider, we will add the monthly cost of this rider, which varies based on age and sex, to the Monthly Deduction on the Policy.

Guaranteed Insurability Option

This rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. Again, if you elect this rider, we will add the monthly cost of this rider, which is based on age at the time of purchase of the rider and sex, to the Monthly Deduction on the Policy.

Rider for Disability Benefit — Payment of Mission Costs

If you are buying your Policy through a registered representative who is an agent of Beneficial Life Insurance Company, you may at your option include in your Policy the rider for disability benefit — payment of mission costs. Election of this benefit involves additional cost.

This rider, which is subject to the restrictions and limitations set forth in the rider, provides a monthly benefit equal to the expenses of any dependent children (under age 30) participating in voluntary mission service, up to a maximum of $375 per month per child, while the Insured is totally disabled. The maximum benefit duration is 24 months for each child. The maximum benefit will be adjusted for inflation at an annual rate of 3%.

Benefits will be paid when the Insured has been continuously disabled for a period of six months due to disabilities occurring prior to age 65. After six months of continuous disability, benefit payments are retroactive to the beginning of the period. Coverage ceases at age 65. For Insureds disabled prior to age 65, benefit eligibility continues until disability ends.

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The monthly cost of this rider is level, and varies by the age at issue and the sex of the Insured (except for Policies issued in states which require “unisex” Policies, where the cost of this rider will not vary by sex). The cost of the rider does not vary by the number of dependent children. Depending on the age and sex of the Insured, the monthly cost of the rider will range from $1.65 to $4.25. The monthly cost of this rider will be added to the Monthly Deduction on the Policy.

This rider is not available in all states.

Accelerated Care

This rider is not available under Policies issued on and after September 19, 2011.

We offer an accelerated care rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any Additional Protection Benefit amounts, if the Insured becomes “chronically ill”. The Insured is deemed “chronically ill” if he or she:

• is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

• requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The accelerated care rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

• we receive proof satisfactory to us that the Insured is chronically ill,

• we receive a plan of care to address the Insured’s chronic illness, and

• 60 days have elapsed since the Insured began receiving “qualified long-term care services,” as defined in the rider (we refer to this 60-day period as the “elimination period”).

The 60 days need not be consecutive, but must be completed within a period of 180 days. We will not pay for expenses incurred during the elimination period. We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the rider.

If your Policy’s Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date. At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy’s Accumulated Value.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits. When you apply for the rider, you select from one of two options we use to determine the monthly benefit limits. Once you select an option, you cannot change it. The options are:

	Percentage Limit
Covered Service	Option 1	Option 2
Nursing Home Care	1.0%	2.0%
Home Health Care	1.0%	2.0%
Adult Day Care	0.5%	1.0%

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The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected. If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio. We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy’s values.

Each time we make an accelerated care benefit payment, we will:

a)	reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

b)	reduce your Policy’s Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

c)	reduce your Policy’s Death Benefit to reflect reductions in your Policy’s Face Amount and Accumulated Value; and

d)	reduce your Minimum Monthly Premium to reflect the reduction in your Policy’s Face Amount.

Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy. When the cumulative accelerated care benefit payments reach the initial benefit amount, equal to the Death Benefit at the benefit date, payments under the rider will end.

We will offer an optional inflation protection feature with this rider. This feature will increase the amount available for acceleration without increasing the Policy’s Death Benefit. As a result, accelerated care riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all riders attached to your Policy while accelerated care benefits are being paid under this rider. All other charges under your Policy, including the daily mortality and expense risk charge, will continue to apply. While accelerated care benefits are being paid under this rider, we may require that the Accumulated Value of your Policy be held entirely in the General Account. In addition, the Death Benefit option may not be changed while accelerated care benefits are being paid under the rider. The Owner may once again allocate new premiums or transfer Accumulated Value to subaccounts of the Separate Account following 180 consecutive days during which qualified long-term care services are not incurred by the Insured.

Charges. We will assess a monthly charge for the accelerated care rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction. We will add this charge to your Monthly Deduction. The rider charge varies based on the age and gender of the Insured, and the benefit options selected. Once we pay benefits under the accelerated care rider, we waive this charge until the Insured is no longer eligible to receive benefits. If you elect the accelerated care rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges. See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences. The accelerated care rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income. You should consult a tax adviser before adding this rider to your Policy or requesting benefits under this rider.

Availability. The accelerated care rider is available only at issue and is subject to full medical underwriting. This rider will not be available in qualified plans. The accelerated care rider will not be available for Policies with Face Amounts (including any Additional Protection benefit coverage) in excess of $1,000,000. The accelerated care rider will terminate if the base Policy terminates, or if you choose to terminate the rider.

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In general, we will not issue the accelerated care rider on a Policy with substandard ratings. However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The accelerated care rider provides for certain exclusions from coverage. Please see your rider for more details.

Chronic Care Protection

This rider is not available under Policies issued on and after September 19, 2011.

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy including any Additional Protection Benefit amounts has been accelerated. The chronic care protection rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

a)	we receive proof satisfactory to us that the Insured is chronically ill,

b)	we receive a plan of care to address the Insured’s chronic illness, and

c)	we have accelerated the entire Death Benefit of the Policy under the accelerated care rider.

We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the accelerated care rider have been exhausted, payment of chronic care protection benefits will not effect your Policy’s values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit. When you apply for this rider, you select one of the three benefit options we offer. We use these benefit options to determine monthly benefit limits and benefit periods. Once you select a benefit option, you cannot change it. We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the accelerated care rider.

	Percentage Limit
Covered Service	Option 1	Option 2	Option 3
Nursing Home Care	1.0%	2.0%	2.0%
Home Health Care	1.0%	2.0%	2.0%
Adult Day Care	0.5%	1.0%	1.0%

Option	Benefit Period
Option 1	Until the death or recovery of the Insured.
Option 2	Until the death or recovery of the Insured.
Option 3	Until an amount equal to the inflation adjusted rider Face Amount has been paid under the rider.

The monthly benefit limit for a particular type of care is equal to the chronic care protection rider Face Amount multiplied by the percentage limit for the option selected. If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

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This rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this rider lapses after three years. Electing optional nonforfeiture benefits may have tax consequences. You should consult a tax adviser before electing the optional non-forfeiture provision.

An optional inflation protection feature will be available with this rider. This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the rider.

Charge. We will assess a monthly charge per $1,000 of Face Amount for the chronic care protection rider. We will add this charge to your Monthly Deduction. The chronic care protection rider charge varies based on the age and gender of the Insured, and the benefit options selected. If you elect the chronic care protection rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges.

Tax Consequences. The chronic care protection rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a chronic care protection non-qualifying long-term care rider. The tax consequences associated with benefit payments from this rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding to your Policy.

Availability. The chronic care protection rider is available only at issue and is subject to full medical underwriting. You may only elect this rider if you have also elected the accelerated care rider. The chronic care protection rider will not be available in qualified plans. This rider will terminate if the base Policy terminates, if the accelerated care rider terminates (not including when you have received the full benefit under that rider), or if you choose to terminate the rider.

In general, we will not issue the rider on a Policy with substandard ratings. However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The chronic care protection rider provides for certain exclusions from coverage. Please see your rider for more details.

Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders

We believe that benefits payable under the accelerated care rider and the chronic care protection rider should generally be excludable from gross income under the Internal Revenue Code (“Code”). The exclusion of these benefit payments from taxable income, however, is contingent on the rider meeting specific requirements under the Code. While guidance is limited, we believe that the accelerated care rider should satisfy these requirements.

The tax treatment of benefits payable under the chronic care protection rider are less clear if you elect the optional nonforfeiture provision. Moreover, the tax qualification consequences of continuing the Policy after a distribution is made under the accelerated care rider and the chronic care protection rider are unclear. You should consult a tax adviser about those consequences.

In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care (“nonqualifying long-term care riders.”) Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy. We will advise you whether we intend for your rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the chronic care protection rider, or any nonqualifying long-term care rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. The tax treatment associated with the Monthly Deduction attributable to the cost of the accelerated care rider is unclear. You should consult a tax adviser regarding the treatment of these payments.

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Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted.  The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect.  This rider is not available in all states and its terms may vary by state.  There is no cost for this rider.  It can be included in a Policy at issue, or it can be added after issue.  The maximum amount payable under both Terminal and Chronic riders for any individual Insured will be set by the company, such limit will not be less than $500,000.  Although it is not guaranteed, we currently permit benefit payments up to $1,500,000.  An Insured who has a chronic illness, as defined in the rider, may not receive benefits under the rider until a period of time not to exceed five years after the rider’s issue has passed.  Although this is not guaranteed, we currently require that this waiting period be only two years.

This rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income.  You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this rider because guidance with respect to such federal tax requirements is limited.

Overloan Protection

The overloan protection rider is summarized in the prospectus or the Policy. Additional information with respect to this rider is provided below.

Calculation of Cost. There is a one-time exercise charge for this rider. The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the Insured at the time of exercise multiplied by the Accumulated Value of the Policy. The exercise charge will be deducted from the General Account of the Policy.

Effect of Increases or Decreases. If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase. If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

Tax Consequences. The tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See “Misstatement of Age and Sex,” in the prospectus for the Policy.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See “Settlement Options,” above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

18

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus, other than Policies issued in states which require “unisex” policies (currently Montana) and employee benefit plan Policies (see “Policies Issued in Conjunction with Employee Benefit Plans,” above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

•	the Face Amount;

•	the current Death Benefit;

•	any Policy loans and accrued interest;

•	the current Accumulated Value;

•	the non-loaned Accumulated Value in the General Account;

•	the amount held as Collateral in the General Account;

•	the value in each subaccount of the Separate Account;

•	premiums paid since the last report;

•	charges deducted since the last report;

•	any Withdrawals since the last report; and

•	the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you semi-annually a report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.

19

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Eversheds Sutherland LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Lisa Muller, Senior Counsel of National Life.

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of National Life as of December 31, 2017 and 2016, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2017; the statements of net assets and the related statements of operations and of changes in net assets of each of the subaccounts constituting the National Variable Life Insurance Account at December 31, 2017 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, included in this Statement of Additional Information, which is part of the registration statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, given on the authority of such firm as experts in accounting and auditing.

20

FINANCIAL STATEMENTS

The financial statements of National Life, and the Separate Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to General Account allocations, General Account assets are used to guarantee the payment of certain benefits under the Policy. To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from General Account assets. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments.

21

National Life Insurance

Company

Financial Statements

Statutory-Basis

As of and for the Years Ended
December 31, 2017 and 2016

National Life Insurance Company

Financial Statements

Statutory-Basis

As of and for the Years Ended December 31, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of

National Life Insurance Company:

We have audited the accompanying statutory financial statements of National Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years ended December 31, 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the each of the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation described in Note A.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Schedule of Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2017 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
April 17, 2018

National Life Insurance Company

Balance Sheets – Statutory-Basis

	December 31,
	2017	2016
	(in thousands)
Admitted assets
Cash and invested assets:
Bonds	$5,374,599	$5,285,283
Preferred stocks	11,000	11,000
Common stocks	1,207,070	1,062,225
Mortgage loans	513,486	556,144
Real estate	57,832	63,822
Policy loans	527,395	526,657
Cash and short-term investments	23,853	94,534
Derivatives	69,465	51,669
Surplus notes	94,108	94,291
Other invested assets	139,347	176,410
Total cash and invested assets	8,018,155	7,922,035

Deferred and uncollected premiums	37,355	43,866
Accrued investment income	73,299	73,778
Net deferred tax asset	70,253	137,308
Receivables from affiliates	175,198	32,957
Notes receivable	—	33,623
Other admitted assets	302,303	293,316
Separate account assets	823,476	740,004
Total admitted assets	$9,500,039	$9,276,887

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Balance Sheets – Statutory-Basis (continued)

	December 31,
	2017	2016
	(in thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,559,229	$2,773,058
Accident and health reserves	473,807	490,835
Liability for deposit-type contracts	188,294	186,225
Unpaid policy and contract claims	16,291	17,635
Policyholders' dividends	13,665	15,243
Other policy and contract liabilities	651	1,363
Total policy and contract liabilities	3,251,937	3,484,359

Funds held under coinsurance	2,974,943	2,812,983
Employee and agent benefits	77,826	74,879
Minimum pension benefit obligation	27,967	25,895
Interest maintenance reserve	27,205	29,497
Asset valuation reserve	66,922	75,609
Payable to affiliates	20,654	42
Derivatives	20,906	16,302
Other liabilities	201,106	98,994
Separate account liabilities	814,928	733,099
Total liabilities	7,484,394	7,351,659

Capital and surplus:
Common stock, $1 par value 2,500,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in surplus	351,092	351,092
Surplus notes	189,110	190,330
Special surplus funds	9,278	7,594
Unassigned surplus	1,463,665	1,373,712
Total capital and surplus	2,015,645	1,925,228
Total liabilities and capital and surplus	$9,500,039	$9,276,887

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Operations – Statutory-Basis

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$(43,245)	$331,101	$(2,918,970)
Considerations for supplementary contracts with life contingencies	155	971	1,024
Net investment income	355,595	328,318	326,613
Amortization of interest maintenance reserve	3,260	3,503	5,961
Other income	53,413	29,219	74,752
Total premiums and other revenue	369,178	693,112	(2,510,620)
Benefits paid or provided:
Death benefits	73,817	70,418	91,187
Annuity benefits	35,707	46,750	37,256
Surrender benefits and other fund withdrawals	134,166	127,050	187,066
Other benefits	30,980	29,519	(61,706)
(Decrease) increase in policy reserves	(230,851)	108,727	(2,963,961)
Total benefits paid or provided	43,819	382,464	(2,710,158)
Insurance expenses:
Commissions	59,234	54,324	53,103
General and administrative expenses	200,729	345,156	200,813
Insurance taxes, licenses and fees	17,523	12,833	10,827
Net transfers from separate accounts	(19,829)	(17,326)	(26,831)
Total insurance expenses	257,657	394,987	237,912
Gain (loss) from operations before dividends to policyholders, income taxes, and net realized capital gains (losses)	67,702	(84,339)	(38,374)
Dividends to policyholders	10,233	11,654	(23,176)
Gain (loss) from operations before income taxes and net realized capital gains (losses)	57,469	(95,993)	(15,198)
Federal income tax (expense) benefit	(26,256)	58,687	53,512
Gain (loss) from operations before net realized capital gains (losses)	31,213	(37,306)	38,314
Net realized capital (losses) gains	(16,338)	(13,823)	(26,305)
Net income (loss)	$14,875	$(51,129)	$12,009

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory-Basis

				Surplus Notes	Total
	Common	Paid-In	Unassigned	and Special	Capital and
	Stock	Surplus	Surplus	Surplus Funds	Surplus
	(in thousands)

Balances at January 1, 2015	$2,500	$194,092	$1,137,822	$206,741	$1,541,155
Net income	—	—	12,009	—	12,009
Change in unrealized, net of deferred tax effects	—	—	11,007	—	11,007
Change in asset valuation reserve	—	—	6,071	—	6,071
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	2,948	—	2,948
Change in non-admitted assets	—	—	(26,967)	—	(26,967)
Change in deferred tax asset	—	—	(2,447)	—	(2,447)
Change in paid-in surplus	—	157,000	—	—	157,000
Change in ceding commission	—	—	87,391	—	87,391
Other adjustments to surplus, net	—	—	(512)	(9,648)	(10,160)
Balances at December 31, 2015	2,500	351,092	1,227,322	197,093	1,778,007
Beginning surplus adjustment	—	—	3,522	—	3,522
Net income	—	—	(51,129)	—	(51,129)
Change in unrealized, net of deferred tax effects	—	—	137,574	—	137,574
Change in asset valuation reserve	—	—	3,162	—	3,162
Change in minimum pension benefit
obligation, net of deferred tax effects	—	—	2,404	—	2,404
Change in non-admitted assets	—	—	(20,824)	—	(20,824)
Change in deferred tax asset	—	—	86,103	—	86,103
Dividends to stockholders	—	—	(10,000)	—	(10,000)
Change in ceding commission	—	—	(3,799)	—	(3,799)
Other adjustments to surplus, net	—	—	(623)	831	208
Balances at December 31, 2016	2,500	351,092	1,373,712	197,924	1,925,228
Net income	—	—	14,875	—	14,875
Change in unrealized, net of deferred tax effects	—	—	26,957	—	26,957
Change in asset valuation reserve	—	—	8,687	—	8,687
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(1,347)	—	(1,347)
Change in non-admitted assets	—	—	36,876	—	36,876
Change in deferred tax asset	—	—	(59,667)	—	(59,667)
Dividends to stockholders	—	—	(20,000)	—	(20,000)
Change in ceding commission	—	—	84,868	—	84,868
Other adjustments to surplus, net	—	—	(1,296)	464	(832)
Balances at December 31, 2017	$2,500	$351,092	$1,463,665	$198,388	$2,015,645

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Cash Flows – Statutory-Basis

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$443,217	$431,840	$408,214
Net investment income received	347,959	319,095	351,458
Benefits paid	(529,756)	(564,996)	(503,158)
Net transfers from Separate Accounts	20,864	18,270	28,222
Insurance expenses paid	(132,120)	(288,042)	(224,806)
Dividends paid to policyholders	(64,166)	(73,340)	(74,362)
Federal income taxes recovered	49,546	87,905	48,990
Other income received, net of other expenses paid	523	24,811	161,622
Net cash provided (used) by operating activities	136,067	(44,457)	196,180

Investment activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	582,356	840,142	650,465
Stocks	26,253	10,082	9,304
Mortgage loans	72,730	111,278	80,619
Real estate	3,062	19,532	6,585
Other invested assets	40,344	124,031	101,897
Miscellaneous proceeds	180	500	440
Total proceeds from sales, maturities, or repayments of investments	724,925	1,105,565	849,310
Cost of investments acquired:
Bonds	(665,659)	(850,589)	(792,085)
Stocks	(130,300)	(49,639)	(30,401)
Mortgage loans	(29,950)	(121,585)	(112,350)
Real estate	(1,219)	(1,794)	(1,671)
Other invested assets	(15,085)	(46,198)	(106,075)
Miscellaneous applications	(1,408)	(6,705)	(9,580)
Total cost of investments acquired	(843,621)	(1,076,510)	(1,052,162)
Net change in policy loans	(738)	7,218	12,864
Net cash (used) provided in investing activities	(119,434)	36,273	(189,988)

Financing and miscellaneous activities:
Other cash provided (applied):
Deposits on deposit-type contract funds and other liabilities without life contingencies	1,112	23,014	(27,308)
Surplus notes	(1,995)	—	(15,079)
Capital and paid in surplus, less treasury stock	—	18,000	109,000
Other cash (applied) provided	(86,431)	(63,720)	(38,619)
Net cash (applied) provided by financing and miscellaneous activities	(87,314)	(22,706)	27,994

Net (decrease) increase in cash and short-term investments	(70,681)	(30,890)	34,186

Cash and short-term investments:
Beginning of year	94,534	125,424	91,238
End of year	$23,853	$94,534	$125,424

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies

Description of Business

All of the outstanding shares of National Life Insurance Company (“National Life”, “NLIC”, “the Company”) are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as National Life Group (“the Group”). The Company is licensed in all 50 states and the District of Columbia. The Company, its upstream parents, and its subsidiaries and affiliates offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Group’s principal insurance product lines include whole life, term life, universal life, indexed universal life, variable universal life, fixed annuities, indexed annuities and variable annuities. The Group also offers mutual funds and investment brokerage services. The organization was founded in 1848, when the Company was chartered in Vermont. The Group employs approximately 1,025 people, primarily concentrated in Montpelier, Vermont and Addison, Texas. The Company owns 100% of the stock of Life Insurance Company of the Southwest (“LSW”).

On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life, and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation (the “Commissioner”). Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose.

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend-paying life insurance policies, certain participating term insurance policies, dividend-paying flexible premium annuities, and other related liabilities. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

In 2017, approximately 37% of total collected premiums and deposits are from residents of the states of New York, Florida and California.

On August 5, 2015, Catamount Reinsurance Company (“Catamount”) was formed as a subsidiary of the Company. Catamount is a special purpose financial insurance company domiciled and licensed in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with the Company to reinsure its Closed Block policies; the agreement was effective July 1, 2015. During 2016, ownership of Catamount was transferred as a dividend from the Company to NLVF.

In 2016, Longhorn Reinsurance Company ("Longhorn") was formed as a direct subsidiary of National Life. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. All outstanding shares of Longhorn's common stock are owned directly by the Company. NLIC made an initial capital contribution to Longhorn of $22 million, comprised of $5 million shares at $1 par value per share, and $17 million additional paid in capital.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although the Company had no such practices in effect as of December 31, 2017, the Commissioner has the right to permit specific practices that deviate from NAIC SAP. The Company’s subsidiary Longhorn does have permitted and prescribed practices, but they did not have any impact on the Company’s statutory surplus as of December 31, 2017. The Company’s subsidiary Catamount does have permitted and prescribed practices, but they did not have any impact on the Company’s statutory surplus as of December 31, 2017.

There are significant differences between statutory accounting practices and U.S. GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or fair value based on their NAIC designation. For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in preferred stock are reported at cost, including brokerage and other related fees. Under U.S. GAAP, these investments are classified as available-for-sale securities and reported at fair value; unrealized holding gains and losses are excluded from earnings and reported as a net amount in a separate component of shareholders’ equity until realized.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under U.S. GAAP.

Amortization of investments in low income housing tax credits (“LIHTC”) is reported as a component of net investment income in the Statements of Operations. For U.S. GAAP reporting, LIHTC amortization is reported as a component of income tax expense.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus. The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP, surplus note interest is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas, under U.S. GAAP, the interest is accrued throughout the year.

Investment in Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the operations of the Company as would be required under U.S. GAAP, but are included as Investment in Subsidiaries at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets, and are charged directly to unassigned surplus. The concept of nonadmitted assets is not recognized under U.S. GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and are credited directly to an appropriate policy reserve account without recognizing premium income. Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S. GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

Deferred Income Taxes: Deferred income tax assets and liabilities are cumulative temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criteria which include the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus. Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S. GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

The following are supplemental disclosures for cash flow information from non-cash transactions:

	Year Ended December 31,
	2017	2016
	(in thousands)
Investing:
Dividend to parent, NLVF (cash settled in February 2018)	(20,000)
Dividend of subsidiary Catamount Reinsurance Company	—	(10,000)
Financing:
Dividend of subsidiary Catamount Reinsurance Company	—	10,000

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

	Net Income			Capital and Surplus
	Year Ended December 31,			Year Ended December 31,
	2017	2016	2015	2017	2016
	(in thousands)
Statutory-basis	$14,875	$(51,129)	$12,009	$2,015,645	$1,925,228
Add (deduct) adjustments:
Investments	398,923	373,998	135,448	4,609,603	3,938,290
Policy acquisition costs	10,358	2,121	(8,457)	261,688	251,369
Nonadmitted assets	—	—	—	132,252	169,128
Policyholder reserves	(51,807)	(86,184)	84,624	(3,308,831)	(3,003,387)
Policyholder dividends	(52,476)	(57,393)	(93,684)	(20,826)	(18,942)
Asset valuation reserve	—	—	—	66,922	75,609
Interest maintenance reserve	(2,293)	(705)	(43,311)	27,205	29,497
Income taxes	48,915	909	(44,151)	(68,035)	(165,133)
Other comprehensive income, net	—	—	—	(237,788)	(175,772)
Other, net	(57,093)	(9,251)	85,330	(14,228)	(24,603)
Interest, surplus notes	—	—	—	(5,532)	(5,553)
GAAP-basis	$309,402	$172,366	$127,808	$3,458,075	$2,995,731

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are carried at amortized cost, except for those with an NAIC designation of 6. Bonds with an NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. The discount or premium on bonds not backed by other loans is amortized using the constant yield method. Bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Single class and multi-class mortgage-backed or asset-backed securities are generally valued at amortized cost. Such securities with a NAIC 6 designation are carried at the lower of amortized cost or fair value. Income recognition for such securities is determined using the constant yield method and estimated cash flows including anticipated prepayments. The retrospective adjustment method is used to value all such securities, except for interest-only securities or securities where the yield has become negative, which are valued using the prospective method.

Investments in preferred stock are reported at cost.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Common stocks of non-affiliates are reported at fair value as determined by the Securities Valuation Office of the NAIC, and the related unrealized capital gains (losses) are reported in unassigned surplus. For capital stock issued from the Federal Home Loan Bank, which is only redeemable at par value, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash), and are principally stated at amortized cost.

Affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes and/or letter of credit issued. If the carrying value is negative, it is floored at zero in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. At that time, the mortgage loan is written down to the fair value of the underlying collateral, and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner consistent with the hedged asset or liability. The Company’s futures and options contracts used to hedge obligations related to indexed products are carried at fair value, with changes in fair value and gains or losses upon expiration included in net investment income. Certain interest rate swaps that qualify as fair value hedges are carried on the same basis as the underlying hedged item. Derivative instruments that do not meet or no longer meet the criteria of a highly effective hedge, or for which the Company has chosen not to apply hedge accounting, are accounted for at fair value, with changes in fair value recorded as unrealized gains or losses.

The Company has ownership interests of more than 3% in several limited partnerships. The Company generally reports its interests in these limited partnerships using the equity method. For investments in limited partnerships where the Company has less than a 3% ownership interest, the Company generally carries these interests based on the underlying U.S. GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties, and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads, and the expected recovery period. The Company has a security monitoring process, overseen by investment and accounting professionals, that uses certain quantitative and qualitative characteristics to identify securities that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios, and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment, and include the probability of issuer default and estimates regarding timing and amount of expected recoveries, which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral, such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. SSAP No. 100 Fair Value Measurements requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2017 balance sheet as follows:

•	Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include short-term investments, U.S. Treasuries, and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include mutual funds and common stocks.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs include bonds and derivatives. Separate account assets classified as Level 2 are primarily bonds.

•	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Level 3 assets include partnerships which are carried at the Company’s pro-rata share of the limited partnership’s net asset value (“NAV”), or its equivalent and FHLB common stock.

Valuation Techniques

Bonds - Bonds are stated at amortized cost with the exception of those bonds that have an NAIC 6 designation or that have been impaired. Bonds carried at fair value are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Those securities are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, the securities are categorized as Level 3.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Actively traded common stocks with readily available market prices are categorized into Level 1 of the fair value hierarchy.

Short-term investments - Short-term investments consist of money market funds with observable market pricing, and are categorized into Level 1.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Derivative assets and liabilities - Derivative assets and liabilities include options, swaptions, and futures. Fair value of over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs as observed from actively quoted markets, and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets - Separate account assets are categorized into Level 1 where the balances represent mutual funds with observable market pricing, Level 2 where the balances represent government bonds carried at fair value, and Level 3 where the assets are partnerships which are carried as the pro-rata share of the limited partnership’s NAV.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Presented below is the fair value of all assets and liabilities measured at fair value:

At December 31, 2017	Level 1	Level 2	Level 3	Total
	(in thousands)
Assets
Bonds	$—	$682	$—	$682
Common stock	16,055	—	9,454	25,509
Total debt and equity securities	16,055	682	9,454	26,191
Cash, cash equivalents and short-term investments	23,853	—	—	23,853
Partnerships	—	—	116,463	116,463
Derivative assets	108	69,357	—	69,465
Total cash and investments	23,961	69,357	116,463	209,781
Separate account assets	621,552	184,697	17,227	823,476
Total assets	$661,568	$254,736	$143,144	$1,059,448

Liabilities
Derivative liabilities	$—	$20,906	$—	$20,906
Total liabilities	$—	$20,906	$—	$20,906

At December 31, 2016	Level 1	Level 2	Level 3	Total
	(in thousands)
Assets
Bonds	$—	$701	$—	$701
Common stock	14,764	—	9,579	24,343
Total debt and equity securities	14,764	701	9,579	25,044
Cash, cash equivalents and short-term investments	91,834	2,699	—	94,533
Partnerships	—	—	135,021	135,021
Derivative assets	106	51,563	—	51,669
Total cash and investments	91,940	54,262	135,021	281,223
Separate account assets	649,169	75,370	15,465	740,004
Total assets	$755,873	$130,333	$160,065	$1,046,271

Liabilities
Derivative liabilities	$—	$16,302	$—	$16,302
Total liabilities	$—	$16,302	$—	$16,302

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for Level 3 assets and liabilities, for which significant unobservable inputs were used in determining each instrument’s fair value:

				Net
				Investment
				Gains/Loss in
		Transfers	Transfers	Earnings
	Beginning	Into	Out of	(Realized and						Ending
At December 31, 2017	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(in thousands)
Assets
Common stock	$9,579	$—	$—	$—	$—	$—	$—	$(125)	$—	$9,454
Partnerships	135,021	—	—	(8,413)	857	39,251	—	(50,253)	—	116,463
Separate account assets	15,465	—	—	—	1,471	4,492	—	(4,201)	—	17,227
Totals	$160,065	$—	$—	$(8,413)	$2,328	$43,743	$—	$(54,579)	$—	$143,144

				Net
				Investment
				Gains/Loss in
		Transfers	Transfers	Earnings
	Beginning	Into	Out of	(Realized and						Ending
At December 31, 2016	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(in thousands)
Assets
Common stock	$10,855	$—	$—	$—	$—	$325	$—	$(1,601)	$—	$9,579
Partnerships	204,653	—	—	(9,197)	(4,296)	52,842	—	(108,981)	—	135,021
Separate account assets	12,072	—	—	—	287	3,374	—	(268)	—	15,465
Totals	$227,580	$—	$—	$(9,197)	$(4,009)	$56,541	$—	$(110,850)	$—	$160,065

During 2017 and 2016, there were no significant transfers between fair value levels 1 and 2.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

The tables below show the aggregate fair value for all of the Company’s financial instruments and their corresponding level within the fair value hierarchy. Since the SSAP No. 100 hierarchy only applies to items that are carried at fair value at the reporting date, the items in the previous tables are subsets of the amounts reported in the following tables.

	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	(Carrying Value)
	(in thousands)
At December 31, 2017
Bonds	$5,767,222	$5,374,599	$248,596	$5,518,625	$—	$—
Preferred stock	11,035	11,000	—	11,035	—	—
Common stock	29,444	1,207,070	19,990	—	9,454	—
Mortgage loans	521,613	513,486	—	—	521,613	—
Real estate	59,950	57,832	—	59,950	—	—
Cash, cash equivalents and short-term investments	23,853	23,853	23,853	—	—	—
Derivative asset	69,465	69,465	108	69,357	—	—
Other invested assets	254,887	233,457	—	115,538	116,463	22,887
Separate account assets	823,476	823,476	621,552	184,697	17,227	—

Derivative liability	20,906	20,906	—	20,906	—	—

	Carrying	Effective	Maturity
Type or Class of Financial Instrument	Value	Interest Rate	Date	Explanation
Other invested assets - LIHTC	$22,887	N/A	N/A	A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	(Carrying Value)
	(in thousands)
At December 31, 2016
Bonds	$5,536,784	$5,285,283	$227,319	$5,309,465	$—	$—
Preferred stock	11,049	11,000	—	11,049	—	—
Common stock	24,343	1,062,225	14,764	—	9,579	—
Mortgage loans	566,169	556,144	—	—	566,169	—
Real estate	64,500	63,822	—	64,500	—	—
Cash, cash equivalents and short-term investments	94,534	94,534	91,834	2,700	—	—
Derivative asset	51,669	51,669	106	51,563	—	—
Other invested assets	282,823	270,701	—	106,220	135,021	41,582
Separate account assets	740,004	740,004	649,169	75,370	15,465	—

Derivative liability	(16,302)	(16,302)	—	(16,302)	—	—

	Carrying	Effective	Maturity
Type or Class of Financial Instrument	Value	Interest Rate	Date	Explanation
Other invested assets - LIHTC	$41,582	N/A	N/A	A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate, and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments, and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income in the Statements of Operations. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Federal Home Loan Bank Agreements

National Life is a member of the Federal Home Loan Bank (“FHLB”) of Boston which provides the Company with access to a secured asset-based borrowing capacity. It is part of the Company’s strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements, balances outstanding under funding agreements are included in the liability for deposit-type contracts. For more information, see Note I – FHLB Agreements.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight line method of depreciation. Real property owned by the Company is primarily depreciated over 40 years with a half year convention, and renovations and semi-permanent fixtures depreciated over 20 years. Furniture and equipment is depreciated over seven years and five years, respectively. Electronic Data Processing (“EDP”) equipment is depreciated for a period not exceeding three years. Capitalized software is amortized over a period not exceeding five years.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

The tables below reflect the balances of major classes of depreciable assets, accumulated depreciation, and depreciation expense:

	Depreciable	Accumulated	Depreciation
At December 31, 2017	Asset	Depreciation	Expense
	(in thousands)
EDP equipment	$35,653	$29,670	$4,104
Furniture	20,831	11,396	2,851
Software	174,848	115,401	21,246
Vehicles	240	96	41
Leasehold improvements	3,342	963	422
Property occupied by the Company	113,913	63,481	2,766
	$348,827	$221,007	$31,430

	Depreciable	Accumulated	Depreciation
At December 31, 2016	Asset	Depreciation	Expenses
	(in thousands)
EDP equipment	$33,026	$26,453	$4,036
Furniture	31,552	21,924	2,286
Software	184,338	109,193	20,496
Vehicles	394	247	44
Leasehold improvements	2,068	531	325
Property occupied by the Company	112,725	60,741	2,694
	$364,103	$219,089	$29,881

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. During 2015 the Company expanded its Corporate Owned Life Insurance (“COLI”) program with existing carriers by purchasing additional COLI of $16.0 million. The total cash surrender value of these COLI contracts was $269.7 million and $265.9 million at December 31, 2017 and 2016, respectively, and is included in Other Admitted Assets on the Balance Sheets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $8.8 million, $10.2 million, and $9.0 million in 2017, 2016, and 2015, respectively, and is included in Other Income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. For term and traditional whole life business, reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. For fixed, indexed, and variable universal life, reserves are determined using the percentage rating and/or flat extra mortality associated with the policy. A substandard extra reserve is not separately computed. Table ratings for all life insurance policies expire after 20 years or at age 65, whichever is later.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, 2000, and 2012 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual Disability Table A (“CIDA”) morbidity tables with the 1980 CSO mortality tables, 1985 CIDA table with 1980 CSO mortality tables and 2001 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest, and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2017 and 2016, the Company had $2.47 billion and $2.37 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department. At December 31, 2017 and 2016, reserves on the above inforce insurance totaled $36.0 million and $31.5 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis, while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance policies, while on a participating basis, currently receive no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity and variable life policyholders and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts, and are generally not guaranteed. Investments held in the separate accounts are primarily mutual funds, common stocks, and bonds, and are carried at fair value.

The Company had approximately $0.7 million and $2.3 million of reserves for minimum death benefit guarantees on variable annuities and variable universal life at December 31, 2017 and 2016, respectively.

These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Subsequent Events

The Company has evaluated subsequent events through April 17, 2018, the date that these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2017 that require disclosure or adjustment to the financial statements at the date or for the year then ended.

Adoption of New Accounting Standards

There were no new accounting standards adopted for the year ending December 31, 2017.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

A. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments

The carrying value and the fair value of investments in bonds is summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
At December 31, 2017	Value	Gains	Losses	Value
	(in thousands)
Bonds:
U.S. government obligations	$228,404	$20,259	$67	$248,596
Government agencies, authorities and subdivisions	354,805	25,419	1,153	379,071
Corporate:
Asset backed securities	104,590	888	110	105,368
Communications	360,301	41,052	2,668	398,685
Consumer & retail	1,020,500	77,298	2,986	1,094,812
Financial institutions	602,732	65,481	761	667,452
Industrial and chemicals	541,821	54,924	1,158	595,587
REITS	131,093	3,820	606	134,307
Transportation	108,432	11,110	26	119,516
Utilities	550,258	53,857	3,010	601,105
Total corporate	3,419,727	308,430	11,325	3,716,832

Private placements	385,265	14,929	2,115	398,079
Mortgage-backed securities	986,398	45,190	6,944	1,024,644
Total bonds	$5,374,599	$414,227	$21,604	$5,767,222

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
At December 31, 2016	Value	Gains	Losses	Value
		(in thousands)
Bonds:
U.S. government obligations	$217,183	$10,149	$13	$227,319
Government agencies, authorities and subdivisions	313,433	8,550	4,938	317,045
Corporate:
Asset backed securities	50,227	528	218	50,537
Communications	363,436	29,200	3,210	389,426
Consumer & retail	919,220	43,813	10,819	952,214
Financial institutions	566,723	46,561	2,703	610,581
Industrial and chemicals	515,887	37,668	5,450	548,105
REITS	139,971	2,184	1,485	140,670
Transportation	99,173	9,267	877	107,563
Utilities	581,998	42,226	8,594	615,630
Total corporate	3,236,635	211,447	33,356	3,414,726

Private placements	415,904	18,690	4,372	430,222
Mortgage-backed securities	1,102,128	58,121	12,777	1,147,472
Total bonds	$5,285,283	$306,957	$55,456	$5,536,784

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2017, by contractual maturity, is as follows:

	Carrying	Fair
	Value	Value
	(in thousands)
Years to Maturity:
One or less	$181,342	$184,665
After one through five	892,278	933,932
After five through ten	1,095,775	1,148,828
After ten	2,218,806	2,475,155
Mortgage-backed securities	986,398	1,024,642
Total	$5,374,599	$5,767,222

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in preferred and common stocks are summarized as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
At December 31, 2017	Cost	Gains	Losses	Value
	(in thousands)
Preferred stocks	$11,000	$64	$29	$11,035
Unaffiliated common stocks	28,833	744	133	29,444
Total stocks	$39,833	$808	$162	$40,479

		Gross	Gross
		Unrealized	Unrealized	Fair
At December 31, 2016	Cost	Gains	Losses	Value
	(in thousands)
Preferred stocks	$11,000	$95	$46	$11,049
Unaffiliated common stocks	24,427	149	233	24,343
Total stocks	$35,427	$244	$279	$35,392

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2017:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(in thousands)
Bonds:
U.S. government obligations	$7,787	$53	$674	$14	$8,461	$67
Government agencies, authorities and subdivisions	8,627	82	22,196	1,071	30,823	1,153
Corporate:
Asset-backed securities	13,609	110	—	—	13,609	110
Communications	5,853	286	14,988	2,382	20,841	2,668
Consumer & retail	40,868	553	45,648	2,433	86,516	2,986
Financial institutions	19,057	61	32,292	700	51,349	761
Industrial and chemicals	24,979	423	27,227	735	52,206	1,158
REITS	15,088	331	13,091	275	28,179	606
Transportation	2,435	23	3,887	3	6,322	26
Utilities	10,027	36	40,435	2,974	50,462	3,010
Total corporate	131,916	1,823	177,568	9,502	309,484	11,325

Private placements	45,457	470	38,484	1,645	83,941	2,115
Mortgage-backed securities	68,740	495	182,010	6,449	250,750	6,944
Total bonds	262,527	2,923	420,932	18,681	683,459	21,604

Preferred stocks	—	—	971	29	971	29
Common stocks	1,183	133	—	—	1,183	133
Total bonds and stocks	$263,710	$3,056	$421,903	$18,710	$685,613	$21,766

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2016:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(in thousands)
Bonds:
U.S. government obligations	$679	$13	$—	$—	$679	$13
Government agencies, authorities and subdivisions	106,288	4,938	—	—	106,288	4,938
Corporate:
Asset-backed securities	15,643	218	—	—	15,643	218
Communications	69,375	1,761	5,615	1,449	74,990	3,210
Consumer & retail	276,912	10,662	6,295	157	283,207	10,819
Financial institutions	99,448	2,590	6,886	113	106,334	2,703
Industrial and chemicals	100,316	3,053	22,771	2,397	123,087	5,450
REITS	68,013	1,485	—	—	68,013	1,485
Transportation	24,646	877	—	—	24,646	877
Utilities	72,670	1,310	55,069	7,284	127,739	8,594
Total corporate	727,023	21,956	96,636	11,400	823,659	33,356

Private placements	48,644	1,828	28,905	2,544	77,549	4,372
Mortgage-backed securities	254,229	8,425	36,611	4,352	290,840	12,777
Total bonds	1,136,863	37,160	162,152	18,296	1,299,015	55,456

Preferred stocks	954	46	—	—	954	46
Common stocks	13,328	233	—	—	13,328	233
Total bonds and stocks	$1,151,145	$37,439	$162,152	$18,296	$1,313,297	$55,735

The table below includes all loan-backed securities, for which the present value of the cash flows expected to be collected is less than the amortized cost basis:

	Book/Adjusted
	Carrying Value
	Amortized Cost			Amortized	Fair Value
	Before Current	Projected	Recognized	Cost After	at the Time
CUSIP:	Period OTTI	Cash Flows	OTTI	OTTI	of OTTI
	(in thousands)

92978TBC4	$6,200	$—	$(6,200)	$—	$2,800

Total	$6,200	$—	$(6,200)	$—	$2,800

The Company recorded $0.2 million, $5.1 million, and $7.2 million of other-than-temporary impairments on bonds in 2017, 2016, and 2015, respectively. There were no impairments recognized on common stock in 2017, 2016, or 2015.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2017	2016
Geographic Region
New England	5.1%	4.8%
Middle Atlantic	5.5%	8.0%
East North Central	18.3%	17.7%
West North Central	11.9%	11.3%
South Atlantic	8.6%	10.0%
East South Central	3.7%	3.7%
West South Central	1.7%	4.1%
Mountain	19.3%	14.9%
Pacific	25.9%	25.5%
Total	100.0%	100.0%

Property Type
Apartment	28.0%	24.1%
Retail	27.7%	27.0%
Office building	17.0%	24.6%
Industrial	14.9%	12.2%
Mixed use	8.8%	8.6%
Other commercial	3.6%	3.5%
Total	100.0%	100.0%

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs. The two most significant contributors to credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value (“LTV”) and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2017					Total
	2.0x and	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	greater	1.99x	1.499x	1.249x	1.0x	Value
	(in thousands)
< 50%	$126,955	$61,311	$16,987	$13,071	$1,330	$219,654
50% - 60%	41,174	51,398	9,396	—	—	101,968
60% - 70%	48,250	27,041	34,016	6,332	933	116,572
70% - 80%	13,800	—	—	7,233	7,867	28,900
80% - 90%	—	—	—	15,150	—	15,150
> 90%	—	5,898	9,436	12,194	3,714	31,242
Total	$230,179	$145,648	$69,835	$53,980	$13,844	$513,486

	Debt Service Coverage Ratios as of December 31, 2016					Total
		1.5x to	1.25x to	1.0x to		Carrying
LTV Range	≥ 2.0x	<2.0x	<1.5x	<1.25x	<1.0x	Value
	(in thousands)
< 50%	$149,724	$52,746	$18,584	$5,781	$1,652	$228,487
50% - 60%	39,281	27,694	12,902	14,546	—	94,423
60% - 70%	54,150	56,149	39,012	7,457	5,968	162,736
70% - 80%	—	—	22,754	15,664	—	38,418
80% - 90%	—	—	12,570	5,244	2,652	20,466
> 90%	—	—	5,898	—	5,716	11,614
Total	$243,155	$136,589	$111,720	$48,692	$15,988	$556,144

The distribution of the book value of mortgage loans, classified by scheduled year of contractual maturity as of December 31, 2017 and 2016, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2017	2016
Due in 1 year or less	3.8%	5.8%
Due after 1 year through 3 years	15.8%	9.2%
Due after 3 years through 5 years	11.2%	17.4%
Due after 5 years through 10 years	46.5%	32.2%
Due after 10 years through 15 years	16.7%	29.4%
Due after 15 years	6.0%	6.0%
Total	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

The fair value of mortgage loans at December 31, 2017 and 2016 was $521.6 million and $566.2 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2017, the Company originated mortgage loans of $30.0 million. The minimum and maximum lending rates for mortgage loans originated during 2017 were 3.65% and 3.84%, respectively. The Company did not reduce the interest rate on any outstanding mortgage loan in 2017 or 2016. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 64%.

An age analysis of mortgage loans aggregated by type is as follows:

	2017		2016
	Commercial		Commercial
	All Other	Total	All Other	Total
	(in thousands)
1. Recorded Investment (All)
(a) Current	$504,049	$504,049	$556,144	$556,144
(b) 30-59 Days Past Due	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—
(d) 90-179 Days Past Due	9,437	9,437	—	—
(e) 180+ Days Past Due	—	—	—	—
2. Accruing Interest 90-179 Days Past Due	9,437	9,437	—
(a) Recorded Investment	—
(b) Interest Accrued	126	126	—	—
3. Interest Reduced	—	—
(a) Recorded Investment	—	—
(b) Number of Loans	—	—	—	—
(c) Percent Reduced	—%	—%	—%	—

Taxes, assessments and any amounts advanced and not included in the mortgage loans total were $284 thousand and $35 thousand as of December 31, 2017 and 2016, respectively.

Investment in impaired loans with or without allowance for credit losses:

	2017		2016
	Commercial		Commercial
	All Other	Total	All Other	Total
	(in thousands)
1. With Allowance for Credit Losses	$—	$—	$—	$—
2. No Allowance for Credit Losses	9,611	9,611	9,489	9,489

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

Interest income on non-performing loans is generally recognized on a cash basis.

Additional disclosures regarding impaired loans are as follows:

	2017		2016
	Commercial		Commercial
	All Other	Total	All Other	Total
	(in thousands)
1. Average Recorded Investment	$9,550	$9,550	$9,424	$9,424
2. Interest Income Recognized	546	546	538	538
3. Recorded Investments on Nonaccrual Status	—	—	—	—
4. Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	531	531	523	523

The Company reviews loans for impairment based on several factors including, but not limited to, deteriorating market conditions, significant changes in debt coverage and loan-to-value ratios, and borrower specific credit issues. When the Company determines that, based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

For loans classified as troubled debt restructuring, the Company may grant concessions related to the borrowers’ financial difficulties. Generally, these types of concessions include: 1) a modification to the payment terms in order for the borrower not to become delinquent on payments, 2) a refinance or extension of the maturity date at below current market terms, and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

The Company had total recorded investments in restructured loans of $9.6 million and $9.5 million as of December 31, 2017 and 2016, respectively. The cumulative realized capital loss pertaining to these restructured loans was $3.3 million as of December 31, 2017 and 2016. The Company had one non-performing loan (delinquent more than 90 days) as of December 31, 2017 and no non-performing loans as of December 31, 2016.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

Low Income Housing Tax Credit Properties

The Company invested in LIHTC properties of $22.9 million and $27.1 million as of December 31, 2017 and 2016, respectively, which is less than 10% of total admitted assets. The Company accounts for these investments using the proportional amortized cost method. In 2017, 2016, and 2015, amortization of $4.2 million, $12.7 million, and $12.1 million was included in net investment income, respectively. The Company recognized $15.1 in tax credits and $1.3 million of other tax benefits in 2017, and $12.0 in tax credits and $2.9 million of other tax benefits in 2016. The remaining holding periods on these investments vary with the longest being 11 years, and the Company anticipates full absorption of all LIHTC. The required holding period is 15 years. The LIHTC properties are not subject to any regulatory reviews. The Company did not recognize any impairments or write-downs during 2017 on the LIHTC investments. The Company has $2.3 million in remaining commitments to be funded over the next four years.

Restricted Assets

The following table discloses the amount and nature of any assets pledged to others as collateral or otherwise restricted by the Company as of December 31, 2017:

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Restricted Asset	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Category	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
FHLB capital stock	$9,454,100	$—	$—	$—	$9,454,100	$9,579,000	$(124,900)	$9,454,100	0.10%	0.10%
On deposit with state	6,978,467	—	—	—	6,978,467	6,957,228	21,239	6,978,467	0.07	0.07
Pledged as collateral to FHLB (including assets backing fundings agreements)	273,300,348	—	—	—	273,300,348	240,070,955	33,229,393	273,300,348	2.84	2.88
Pledged as collateral not captured in other categories	1,496,620	—	—	—	1,496,620	2,999,072	(1,502,452)	1,496,620	0.02	0.02
Other restricted assets	33,560,528	—	—	—	33,560,528	26,778,000	6,782,528	33,560,528	0.35	0.35
Total restricted assets	$324,790,063	$—	$—	$—	$324,790,063	$286,384,255	$38,405,808	$324,790,063	3.38%	3.42%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

Below provides detail for those assets pledged as collateral not captured in other categories:

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Description of	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Pledged assets for interest rate swaps	$1,496,620	$—	$—	$—	$1,496,620	$2,999,072	$(1,502,452)	$1,496,620	0.02%	0.02%
Total	$1,496,620	$—	$—	$—	$1,496,620	$2,999,072	$(1,502,452)	$1,496,620	0.02%	0.02%

Below provides detail for assets categorized as other restricted assets:

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Description of	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Cash collateral pledged for counterparties with derivative exposure	$33,560,528	$—	$—	$—	$33,560,528	$26,778,000	$6,782,528	$33,560,528	0.35%	0.35%
Total	$33,560,528	$—	$—	$—	$33,560,528	$26,778,000	$6,782,528	$33,560,528	0.35%	0.35%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Income
Bonds	$265,566	$268,673	$283,589
Preferred stocks	473	315	—
Common stocks, unaffiliated	2,260	1,204	1,491
Mortgage loans	25,111	29,792	33,818
Real estate (1)	12,481	13,384	14,332
Policy loans	27,159	27,602	28,670
Short-term investments and cash	302	199	14
Other invested assets	27,326	29,341	28,818
Derivative instruments	38,518	11,907	(10,331)
Other	53	487	390
Total investment income	399,249	382,904	380,791
Expenses
Depreciation	7,155	15,590	15,208
Interest expense	19,921	19,477	21,000
Other	16,578	19,519	17,970
Total investment expenses	43,654	54,586	54,178
Net investment income	$355,595	$328,318	$326,613

(1) Includes amounts for the occupancy of company-owned property of $6,477, $6,477, and $5,955 in 2017, 2016, and 2015, respectively.

There was no nonadmitted accrued investment income at December 31, 2017 and 2016.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	Year Ended December 31,
	2017	2016	2015
	(in thousands)
Bonds and other debt securities
Gross gains	$3,039	$14,895	$6,708
Gross losses	(2,132)	(9,804)	(8,238)
Common stocks, unaffiliated
Gross gains	418	91	414
Gross losses	(60)	(700)	(450)
Partnerships
Gross gains	217	—	20
Gross losses	(8,630)	(9,197)	(2,040)
Other
Gross gains	146	2,347	676
Gross losses	(2,147)	(4,640)	(6,586)
Net realized capital losses	(9,149)	(7,008)	(9,496)
Amount transferred to IMR, net of tax	(1,488)	(4,305)	(3,638)
	(10,637)	(11,313)	(13,134)
Less federal income taxes on realized capital gains after effect of transfer to IMR	(5,701)	(2,510)	(13,171)
Net realized capital losses	$(16,338)	$(13,823)	$(26,305)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $8.1 million, $0.6 million, and $1.7 million of impairments on non-public limited partnerships in 2017, 2016 and 2015, respectively. These limited partnerships have underlying characteristics of preferred and common stock. Fair values utilized in determining impairments were determined by the Company based on the limited partnerships’ operating results.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

B. Investments (continued)

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2017 or 2016.

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature (including make whole call provisions), below are the number of CUSIPs sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee:

At December 31, 2017
General Account
Number of CUSIPs	39
Aggregate amount of investment income (in thousands)	$5,932

C. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2017	2016
	(in thousands)
Net deferred tax asset	$15,004	$21,407
Furniture and equipment	11,957	11,312
Software applications	93,270	125,635
Prepaid expenses	7,642	7,810
Other	4,379	2,965
Total nonadmitted assets	$132,252	$169,129

D. Reinsurance

The Company currently retains up to $2.0 million of risk on any individual person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total premiums from direct business were $521.5 million, $511.9 million, and $485.0 million in 2017, 2016, and 2015, respectively. Of those direct premiums, individual life premiums ceded were $547.7 million, $162.1 million, and $3,289.4 million for the years ended December 31, 2017, 2016, and 2015, respectively, and are included as a reduction of premium and annuity considerations. Total individual life insurance ceded was $28.4 billion and $22.9 billion of the $44.8 billion and $42.8 billion in force at December 31, 2017 and 2016, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

D. Reinsurance (continued)

At December 31, 2017 and 2016, neither the Company nor any of its representatives, officers, trustees, or directors had more than 10% ownership of or direct or indirect control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2017 and 2016. The Company’s largest reserve credit with a non-affiliate as of December 31, 2017 and 2016 was with Hannover Re for $393.5 million and Swiss Re for $135.0 million, respectively.

No reinsurance agreements were in force at December 31, 2017 and 2016 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected.

Effective July 1, 2015 the Company entered into a coinsurance with funds withheld agreement with Catamount domiciled under the laws of the state of Vermont. The agreement is for Catamount to reinsure National Life’s Closed Block policies, which includes policies that were in force and had existing reserves established by the Company as of the effective date of the agreement. The following table illustrates the amounts the Company ceded under the reinsurance treaty:

	2017	2016
	(in thousands)
Insurance in-force	$4,933,608	$5,245,422
Premiums	89,498	101,407
Policy Reserves	2,882,531	2,974,410

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

D. Reinsurance (continued)

Effective December 31, 2017, the Company entered into a reinsurance agreement with Hannover Re to cede reserves totaling $392.5 million, which included in-force term and guaranteed universal life business on a coinsurance basis and additional traditional life and universal life on a yearly renewable term basis. This reinsurance transaction was reflected in the Company’s financial statements as follows:

Increase (Decrease)	Impact of
(in thousands)	Reinsurance

Balance Sheet as of December 31, 2017
Deferred and uncollected premiums	$(10,198)
Total assets	(10,198)

Life and annuity reserves	(392,504)
Current federal income taxes due	29,018
Funds held under coinsurance	256,000
Capital and surplus	97,288
Total liabilities, capital and surplus	$(10,198)

Statement of Operations for the Year Ended December 31, 2017
Premiums	$(398,938)
Other income	47,776
Total revenue	(351,162)
(Decrease) increase in policy reserves	(392,504)
General and administrative expenses	3,764
Federal income tax expense	29,018
Net income	$8,560

Statements of Changes in Capital and Surplus at December 31, 2017
Change in ceding commission	$88,728

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”). All amounts reinsured by UNUM are on a modified coinsurance basis. The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM. Interest is paid to UNUM on these reserves at a rate of 9.44%. The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991. Interest is paid to UNUM on these reserves at a rate of 6.98%. Total disability income premiums ceded in 2017, 2016, and 2015 were $16.6 million, $18.8 million and $20.3 million, respectively.

In 2017, 2016, and 2015, there were no reinsurance assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

E. Federal Income Taxes

The components of the net deferred tax asset (“DTA”)/ (liability) at December 31 are as follows:

	2017			2016
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in thousands)
Gross deferred tax assets	$123,563	$5,639	$129,202	$224,397	$12,696	$237,093
Valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	123,563	5,639	129,202	224,397	12,696	237,093
Nonadmitted deferred tax asset	(14,086)	(917)	(15,003)	(20,154)	(1,253)	(21,407)
Net deferred tax asset/ (liability)	109,477	4,722	114,199	204,243	11,443	215,686

Gross deferred tax liabilities	(41,133)	(2,813)	(43,946)	(71,515)	(6,863)	(78,378)
Net admitted deferred tax asset/ (liability)	$68,344	$1,909	$70,253	$132,728	$4,580	$137,308

	Change
	Ordinary	Capital	Total
	(in thousands)

Gross deferred tax assets	$(100,834)	$(7,057)	$(107,891)
Valuation allowance	—	—	—
Adjusted gross deferred tax assets	(100,834)	(7,057)	(107,891)
Nonadmitted deferred tax asset	6,068	336	6,404
Net deferred tax asset/ (liability)	(94,766)	(6,721)	(101,487)
	—	—	—
Gross deferred tax liabilities	30,382	4,050	34,432
Net admitted deferred tax asset/ (liability)	$(64,384)	$(2,671)	$(67,055)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

E. Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

	2017			2016
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in thousands)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$68,344	$1,909	$70,253	$132,728	$4,580	$137,308
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	68,344	1,909	70,253	132,728	4,580	137,308
2. Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	290,911	N/A	N/A	267,202
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets) offset by gross deferred tax liabilities	41,133	2,813	43,946	71,515	6,863	78,378
Deferred tax assets admitted as the result of application of SSAP 101	$109,477	$4,722	$114,199	$204,243	$11,443	$215,686

	Change
	Ordinary	Capital	Total
	(in thousands)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$(64,384)	$(2,671)	$(67,055)
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	(64,384)	(2,671)	(67,055)
2. Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	23,709
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets) offset by gross deferred tax liabilities	(30,382)	(4,050)	(34,432)
Deferred tax assets admitted as the result of application of SSAP 101	$(94,766)	$(6,721)	$(101,487)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

E. Federal Income Taxes (continued)

At December 31, 2017 and 2016, the following ratio percentages were used to determine recovery period and threshold limitation:

	2017	2016
	(dollars in thousands)
Ratio percentage	15%	15%
Total adjusted capital exDTA	$2,095,179	$1,917,838

At December 31, 2017 and 2016, tax planning strategies had the following impact on deferred tax assets:

	2017		2016
	Ordinary	Capital	Ordinary	Capital
	(in thousands)
Adjusted gross DTAs	$123,563	$5,639	$224,397	$12,696
Percentage of total gross deferred tax assets	53%	1%	56%	2%
Net admitted adjusted gross DTAs	$109,477	$4,722	$204,243	$11,443
Percentage of total net admitted deferred tax assets	97%	3%	97%	3%

	Change
	Ordinary	Capital
	(in thousands)
Adjusted gross DTAs	$(100,834)	$(7,057)
Percentage of total gross deferred tax assets	(3)%	(1)%
Net admitted adjusted gross DTAs	$(94,766)	$(6,721)
Percentage of total net admitted deferred tax assets	—%	—%

The Company’s tax-planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities pursuant to SSAP No. 101, Income Taxes at December 31, 2017.

Federal current income taxes incurred consists of the following major components:

	2017	2016	Change
	(in thousands)
Tax (benefit) on operations	$41,394	$(46,670)	$88,064
Tax (benefit) on realized capital gains/losses	6,222	4,017	2,205
Tax credits	(15,138)	(12,017)	(3,121)
Total current income taxes incurred	$32,478	$(54,670)	$87,148

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

E. Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2017	2016	Change
	(in thousands)
Deferred Tax Assets:
Ordinary
Reserves	$33,689	$57,013	$(23,324)
Deferred acquisition costs	29,533	42,644	(13,111)
Policyholder dividends	2,019	3,722	(1,703)
Fixed assets	22,098	47,931	(25,833)
Employee benefits	31,294	48,305	(17,011)
Tax credit carryforward	—	16,949	(16,949)
Other	4,930	7,833	(2,903)
Subtotal	123,563	224,397	(100,834)
Nonadmitted deferred tax assets	(14,086)	(20,154)	6,068
Admitted ordinary deferred tax assets	109,477	204,243	(94,766)
Capital
Capital invested assets	5,639	12,696	(7,057)
Nonadmitted deferred tax assets	(917)	(1,253)	336
Admitted capital deferred tax assets	4,722	11,443	(6,721)
Total admitted deferred tax assets	114,199	215,686	(101,487)

Deferred Tax Liabilities:
Ordinary
Ordinary invested assets	9,276	18,201	(8,925)
Fixed assets	12,881	26,019	(13,138)
Deferred and uncollected premiums	8,260	14,721	(6,461)
Reserves	2,866	1,155	1,711
Real estate	5,575	9,218	(3,643)
Employee benefits	1,008	—	1,008
Other	1,267	2,201	(934)
Total deferred tax liabilities	41,133	71,515	(30,382)
Capital
Capital invested assets	2,813	6,863	(4,050)
Total deferred tax liabilities	43,946	78,378	(34,432)

Net admitted deferred tax asset (liability)	$70,253	$137,308	$(67,055)

Effective December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (“Tax Reform”) into law. Under ASC 740, the effects of changes in tax rates and laws are recognized in the period in which the new legislation is enacted. With respect to this legislation, we recorded a one-time decrease in net deferred tax assets of $56.8 million, due to a re-measurement of deferred tax assets and liabilities resulting from the decrease in the corporate Federal income tax rate from 35% to 21%.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

E. Federal Income Taxes (continued)

The Company's total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income. The significant items causing this difference are as follows:

	2017	2016
	(in thousands)
Permanent Differences:
Pretax income computed at statutory rate	$16,912	$(36,050)
Amortization of IMR	(1,141)	(1,226)
Prior year taxes	2,626	(327)
Tax rate change	56,838	—
Dividends received deduction	(1,228)	(1,766)
COLI	(3,237)	(3,763)
Intercompany management fee	(1,176)	(812)
Tax credits	(4,242)	(14,832)
Reinsurance gain in surplus	29,704	567
Other permanent differences	199	148
Total	$95,255	$(58,061)

Total current income taxes incurred	32,478	(54,670)
Current income tax in surplus	—	1,896
Adjusted (increase) decrease in net deferred taxes	62,777	(5,287)
Total	$95,255	$(58,061)

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, "Liabilities, Contingencies and Impairment of Assets", as modified by paragraph 3.a. of SSAP No. 101. Currently, the Company only files income tax returns in the United States.

The Company is no longer subject to US federal, state, and local income tax examinations by tax authorities for years prior to 2010. The Company’s 2010, 2011, 2012 and 2013 consolidated federal income tax returns are under examination by the IRS.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016
(in thousands)
Balance, beginning of year	$—	$—
Additions based on tax positions related to the current year	—	—
Additions for tax positions of prior years	—	—
Settlements	—	—
Balance, end of year	$—	$—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

E. Federal Income Taxes (continued)

As of December 31, 2017, there are no unrecognized tax benefits for the Company. It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the year ended December 31, 2017, the Company recognized $0.1 million as expense for interest and penalties. During years ended December 31, 2016, and 2015, the Company recognized no expense for interest and penalties. The Company had approximately $0.4 million and $0.3 million accrued for interest and penalties at December 31, 2017 and 2016, respectively.

As of December 31, 2017, the Company has no operating loss carryforwards and no tax credit carryforwards available.

The following are income taxes incurred in the current year and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
(in thousands)
2017	$—	$—
2016	—	—
2015	—	—

The Company’s federal income tax return is consolidated with the following entities: LSW, Catamount, Longhorn, NLHC, NLVF, Sentinel Asset Management, Inc. (“SAMI”), Sentinel Administrative Services, Inc., Sentinel Financial Services, Inc., and Equity Services, Inc. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement. Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return. Intercompany tax balances are settled quarterly.

F. Information Concerning Parent, Subsidiaries and Affiliates

On March 6, 2015, National Life Distribution, LLC (“NLD”) was organized as a Vermont domestic limited liability company. LSW is the sole member of the LLC and paid cash of $100,000 on June 5, 2015 as a capital contribution. NLD is serving as a master agency for National Life Group’s field force operations. The Company incurs commission expenses based on applicable product commission schedules agreed to with NLD.

During 2015, the Company made an initial capital contribution to Catamount of $10 million, comprised of $5 million shares at $ 1 par value per share, and $5 million additional paid in capital. Effective July 1, 2015, the Company entered into a coinsurance with funds withheld arrangement with Catamount. As a result of this transaction, the Company was paid a $136.0 million ceding commission, a portion of which was recorded in net income and the other portion through surplus. The amount recorded in surplus represents the gain on the reinsurance transaction and will be amortized into income as earnings arise from the business reinsured. During 2016, ownership of Catamount was transferred as a dividend from the Company to NLVF.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

F. Information Concerning Parent, Subsidiaries and Affiliates (continued)

During 2016, Longhorn Reinsurance Company was formed as a direct subsidiary of National Life. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. NLIC made an initial capital contribution to Longhorn of $22 million, comprised of $5 million shares at $1 par value per share, and $17 million additional paid in capital. NLIC procured a letter of credit (“LOC”) for the account of Longhorn, which will pay an ongoing procurement fee to NLIC for the LOC and agree to reimburse NLIC for any draw on the LOC. The LOC has a face amount of $110 million as of December 31, 2017.

On June 26, 2015, a $30 million surplus note receivable due from LSW was contributed to the Company from its parent, NLVF. The transaction was considered a capital contribution. This was reported as an increase to gross paid in and contributed surplus.

In 2017, NLIC made a $100 million capital contribution to LSW.

In 2016, the Company sold eleven partnerships to LSW totaling $64.3 million and five LIHTC investments totaling $36.0 million. In 2015, the Company sold seven partnerships to LSW totaling $45.6 million. The purchases were recorded at the lower of book or fair value at the date of the transactions.

In 2009, the Company made an $8.6 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid January 31, 2012. An amendment was made to the agreement with a revised due date of January 31, 2017. Interest on the loan is calculated at LIBOR + 150 basis points. This loan was paid off in full in 2017.

In 2008, the Company made a $25 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid on December 31, 2008. An amendment was made to the agreement with a revised due date of December 31, 2017. Interest on the loan is calculated at LIBOR + 150 basis points. This loan was paid off in full in 2017.

The Company owns 100% of LSW, whose carrying value exceeds 10% of the admitted assets of the Company. NLIC carries LSW at statutory equity less surplus notes issued of $30 million in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities. At December 31, 2017 the statement value of LSW's assets and liabilities were $18,743.4 million and $17,535.8 million, respectively. LSW's net income was $61.2 million for the year ended December 31, 2017.

All intercompany transactions are settled on a current basis. Amounts receivable or payable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets. There was $153.0 million receivable from LSW as of December 31, 2017 and $27.8 million receivable from LSW as of December 31, 2016.

In 2017, the Company amended and restated its expense sharing agreement with LSW with an effective date of January 1, 2017 under which LSW will reimburse the Company for administrative and other general expenses associated with services provided by the Company. Under all cost allocation agreements with LSW, the Company received reimbursement of $244.7 million for the year ended December 31, 2017 and $212.9 million for the year ended December 31, 2016.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

F. Information Concerning Parent, Subsidiaries and Affiliates (continued)

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2017 and 2016.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2017 or 2016 to potentially move non-admitted assets into the parent or other affiliates.

G. Benefit Plans

The Company sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. This pension plan is separately funded. Plan assets are primarily mutual funds and bonds held in a Company separate account and funds invested in a group variable annuity contract held in the general account of National Life. None of the securities held in the Company’s separate account were issued by the Company.

The Company sponsors other pension plans including a non-contributory defined benefit plan for National Life career general agents who met the eligibility requirements to enter the plan prior to January 1, 2005. These plans are non-qualified and are not separately funded.

The Company sponsors defined benefit postemployment plans that provide medical benefits to agency staff and agents. Medical coverage is contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The postemployment plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned.

The Company also sponsors various defined contribution and deferred compensation plans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

G. Benefit Plans (continued)

The following tables show the plans' combined funded status at December 31:

	Pension Benefits			Other Benefits
	2017	2016	2015	2017	2016	2015
	(in thousands)
Change in benefit obligation:
Benefit obligation, beginning of year	$81,818	$87,386	$94,905	$1,695	$1,965	$2,049
Service cost	—	230	661	—	—	—
Interest cost	3,083	3,311	3,333	62	74	72
Plan participants' contributions	—	—	—	165	163	174
Actuarial losses (gains)	4,334	(1,803)	(4,147)	54	(34)	24
Benefits paid	(7,515)	(7,306)	(7,366)	(380)	(473)	(354)
Plan amendments	—	—	—	—	—	—
Benefit obligation, end of year	81,720	81,818	87,386	1,596	1,695	1,965
Change in plan assets:
Fair value of plan assets, beginning of year	13,020	12,416	14,004	—	—	—
Actual return on plan assets	1,779	1,312	(588)	—	—	—
Employer contributions	7,103	6,598	6,366	215	310	180
Plan participants' contributions	—	—	—	165	163	174
Benefits paid	(7,515)	(7,306)	(7,366)	(380)	(473)	(354)
Fair value of plan assets, end of year	14,387	13,020	12,416	—	—	—

Funded status	$(67,333)	$(68,798)	$(74,970)	$(1,596)	$(1,695)	(1,965)
Unrecognized actuarial losses	$—	$—	$—	$—	$—	$—
Unrecognized prior service cost (benefit)	—	—	—	—	—	—
Unrecognized transition obligation	—	—	—	—	—	—
Net activity subsequent to measurement date	—	—	—	—	—	—

Net amount recognized	$(67,333)	$(68,798)	$(74,970)	$(1,596)	$(1,695)	$(1,965)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

G. Benefit Plans (continued)

	Pension Benefits			Other Benefits
	2017	2016	2015	2017	2016	2015
	(in thousands)
Amounts recognized in the balance sheets
Pension and other post-retirement benefit obligations liability	$—	$—	$—	$—	$—	$—
Minimum pension liability	—	—	—	—	—	—
Net amount recognized	$—	$—	$—	$—	$—	$—
Pension and other post-retirement benefit obligations liability	$(67,333)	$(68,798)	$(74,970)	$(1,596)	$(1,695)	$(1,965)
Amounts recognized in unassigned funds (surplus)
Net transition asset or obligations	$—	$—	$—	$—	$—	$—
Net actuarial (gain) loss	28,498	26,617	30,453	(532)	(631)	(642)
Net prior service costs (benefits)	—	—	—	—	(92)	(218)
Net amount recognized	$28,498	$26,617	$30,453	$(532)	$(723)	$(860)

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost at December 31 were as follows:

	Pension Benefits			Other Benefits
	2017	2016	2015	2017	2016	2015
	(in thousands)
Adjustments to Unassigned Funds (Surplus)
Items not yet recognized as a component of net periodic cost - prior year	$26,617	$30,453	$35,023	$(723)	$(860)	$(1,059)
Net transition asset or obligation recognized	—	—	—	—	—	—
Net prior service cost or credit recognized	—	—	—	92	126	126
Net gain or loss arising during the period	3,383	(2,266)	(2,583)	54	(34)	23
Net gain or loss recognized	(1,502)	(1,570)	(1,987)	45	45	50
Items not yet recognized as a component of net periodic cost - current year	$28,498	$26,617	$30,453	$(532)	$(723)	$(860)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

G. Benefit Plans (continued)

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2017	2016	2015	2017	2016	2015
	(in thousands)
Components of Net Periodic Benefit Cost
Service cost	$—	$230	$661	$—	$—	$—
Interest cost	3,083	3,311	3,333	62	74	72
Expected return on plan assets	(828)	(849)	(975)	—	—	—
Amortization of unrecognized transition	—			—
obligation or transition asset		—	—		—	—
Amortization of unrecognized gains and losses	1,502	1,570	1,987	(45)	(45)	(50)
Amount of prior service cost recognized	—	—	—	(92)	(126)	(126)
Net periodic benefit cost	$3,757	$4,262	$5,006	$(75)	$(97)	$(104)

Over the next year, the estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses and prior service benefit is $1.6 million and $0.0 million, respectively.

The total accumulated benefit obligation was $81.3 million, $81.1 million and $85.8 million at December 31, 2017, 2016 and 2015, respectively.

In 2017, 2016, and 2015, there was no admitted intangible pension asset.

	Pension Benefits			Other Benefits
	2017	2016	2015	2017		2016		2015
The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	3.40%	3.85%	3.95%	3.40%		3.85%		3.95%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	%	N/A	%	N/A	%
Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	3.85%	3.95%	3.65%	3.85%		3.95%		3.65%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	%	N/A	%	N/A	%
c. Expected long-term rate of return on plan assets	6.50%	7.00%	7.00%	N/A	%	N/A	%	N/A	%

The projected health care cost trend rate (“HCCTR”) was 5.0% for 2017, 2016 and 2015. The HCCTR of 5.0% is the ultimate trend rate.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) for the remaining plan by approximately $1.7 million and increase the service and interest cost of net periodic postretirement benefit cost by approximately $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.5 million and the service and interest cost of net periodic postretirement benefit cost by about $0.1 million.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

G. Benefit Plans (continued)

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

In 2015, the Company changed the amortization period for one of its plans where all or almost all of the participants are inactive. For this plan, the change in amortization base was from average future service to average future life expectancy. The change in methodology resulted in a decrease of net periodic expense of $1.7 million in 2015.

Plan assets are invested as follows:

	December 31,
	2017	2016
Plan Asset Category
Fixed Income	65%	41%
Equities	29%	52%
Group annuity contract and other	6%	7%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 15%-35% equities, 55%-75% fixed income and 0-10% alternative investments when measured at fair value.

The Company’s expected long-term rate of return of 6.5% is based upon the combination of current asset mix of equities and fixed income and the Company’s historical and projected experience on long-term projections by investment research organizations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

G. Benefit Plans (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

		2017	2016
		(in thousands)
Equities – unaffiliated	Equity Funds	$4,172	$6,818
	Total equities - unaffiliated	4,172	6,818
Fixed income	Aerospace/Defense	299	109
	Banking	1,112	109
	Cable	172	122
	Chemicals	108	102
	Retailers	972	316
	Energy	89	85
	Food and Beverage	425	294
	Health Care	185	43
	Insurance - Health	161	70
	Insurance - Property and Casualty	462	255
	Insurance - Life	168	96
	Machine Construction	264	139
	Manufacturing	191	191
	Media	212	111
	Metals/Mining	303	—
	Pharmaceuticals	523	327
	Real Estate Investment Trusts	46	84
	Technology	987	208
	Transportation	534	206
	Utilities	639	477
	Wireless	140	—
	Wirelines	46	46
	Bond Funds	1,248	1,895
	Total fixed income	9,286	5,285
Partnerships		757	702
Cash		42	25
Group annuity		57	164
	Total investments (1) (2)	$14,314	$12,994

(1)	Includes investments totaling $1,248 in 2017 and $1,237 in 2016 advised by Touchstone Investments and SAMI, respectively.

(2)	The difference to total plan assets of $14,387 in 2017 and $13,020 in 2016 shown in the changes in plan assets are accruals for income and liabilities.

The valuation techniques used for the plan assets are:

Common stock - Common stocks consist of mutual funds that are traded daily and have a net asset value. These securities are categorized as Level 1.

Corporates - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Corporate bonds are categorized as Level 2 in the fair value hierarchy. Level 1 consists of bond mutual funds that are traded daily and have a readily determinable net asset value.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

G. Benefit Plans (continued)

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership’s net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

The valuation of plan assets for 2017 are as follows:

				Not Presented
2017 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
	(in thousands)
Assets
Common stock	$4,172	$—	$—	$—	$4,172
Corporates	1,248	8,113	—	—	9,361
Partnerships	—	—	757	—	757
Cash	42	—	—	—	42
Group annuity	—	57	—	—	57
Total assets	$5,462	$8,170	$757	$—	$14,389
Liabilities
Total liabilities	—	—	—	(2)	(2)
Total plan assets	$5,462	$8,170	$757	$(2)	$14,387

The valuation of plan assets for 2016 are as follows:

				Not Presented
2016 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
	(in thousands)
Assets
Common stock	$6,818	$—	$—	$—	$6,818
Corporates	1,895	3,419	—	—	5,314
Partnerships	—	—	702	—	702
Cash	25	—	—	—	25
Group annuity	—	164	—	—	164
Total assets	$8,738	$3,583	$702	$—	$13,023
Liabilities
Total liabilities	—	—	—	(3)	(3)
Total plan assets	$8,738	$3,583	$702	$(3)	$13,020

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

G. Benefit Plans (continued)

During 2017 and 2016, there were no significant transfers between fair value Levels 1 and 2. The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2017 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value.

2017 Level 3	Beginning	Net Investment					Transfer In	Transfer Out	Ending
Assets	Balance	Gain (Loss)	Purchases	Issuances	Sales	Settlements	to Level 3	of Level 3	Balance
	(in thousands)
Limited Partnerships	$702	$42	$197	$—	$(184)	$—	$—	$—	$757

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2017, and in aggregate for the five years thereafter is as follows:

	Pension	Other Benefit	Total
Year	Payments	Payments	Payments
	(in thousands)
2018	$7,382	$171	$7,553
2019	7,279	166	7,445
2020	7,109	160	7,269
2021	6,875	154	7,029
2022	6,301	148	6,449
2023-2027	26,580	609	27,189

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2018 into its separately funded defined benefit pension plan for agency employees is approximately $0.4 million.

The Company participates in a 401(k) plan for its employees. Employees earning less than a specified amount will receive a 75% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and, as such, are excluded from the Company's assets and liabilities. The Company’s contribution to the 401(k) plans for its employees for the years ended December 31, 2017, 2016, and 2015, was $2.3 million, $1.9 million and $1.7 million, respectively.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security taxable wage base plus 7.5% of the agent’s compensation in excess of the Social Security taxable wage base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation. The Company’s match on the agents’ 401(k) plan was $0.9 million, $0.8 million and $0.8 million for the years ended December 31, 2017, 2016, and 2015, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

G. Benefit Plans (continued)

For all of the Company’s defined contribution plans, accumulated funds may be invested by the employee in a group annuity contract issued by the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).

The Company participates in plans that are sponsored by its parent company, NLVF. The Company has no ongoing obligation in connection with these plans outside of contributing towards the annual cost for the Company’s employees who participate in these plans. The Company expense in connection with these plans was $27.0 million, $29.5 million and $22.3 million for the years ended December 31, 2017, 2016 and 2015, respectively.

H. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

The Company has outstanding surplus notes with a principal balance of $189.1 million, bearing interest at 10.5% and a maturity date of September 15, 2039. These surplus notes were originally issued at $200 million in exchange for cash. During 2015, the Company repurchased $9.7 million of the notes. During 2017, the Company repurchased $1.2 million of the notes. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $ 20.0 million in 2017 and had $5.5 million of unapproved interest that was not accrued at December 31, 2017. Total interest paid on the surplus note is $175.1 million. The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment may be made only with prior approval of the Commissioner, whose approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The Company has outstanding 2.5 million common stock $1 par shares. The shares are wholly-owned by its parent NLVF. At the time of issuance, the Company recorded $5.0 million of additional paid-in-capital as transfers from retained earnings. At December 31, 2017 and 2016, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

NLHC, a stock holding company, currently owns all the outstanding shares of NLVF, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $200.0 million in debt financing in 2003, issuance of an additional $75.0 million in debt financing in 2005, as the sponsor of certain employee related benefit plans, and its ownership of National Life’s outstanding stock. Under the terms of the mutual holding company reorganization described in Note A, NLHC must always hold a majority of the voting shares of NLVF.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

H. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

Policyowner surplus is restricted by required statutory surplus of $5.0 million in the state of VT, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. Special surplus funds were $9.3 million and $7.6 million as of December 31, 2017 and 2016, respectively.

In 2017, the Company declared a dividend of $20 million to NLVF which was paid in February 2018. In 2016, the Company transferred its ownership of Catamount to NLVF as a dividend of $10 million. No dividends were paid or received by the Company in 2015. Certain dividends declared by the Company in excess of the greater of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

The Company did not receive any capital contributions during 2017 or 2016. On September 29, 2015, the Company received a $109 million capital contribution from its parent, NLVF, which was reported as an increase to gross paid in and contributed surplus. Effective December 31, 2015, the Company received a capital contribution of $18 million from NLVF, and simultaneously made a capital contribution to its subsidiary, LSW, for $18 million. The contribution is reflected as a note receivable as of December 31, 2015, which is an admitted asset on the balance sheet. The cash was settled February 19, 2016, prior to the filing of the 2015 financial statements. The Company received approval from the Vermont Department of Financial Regulation to treat the note as an admitted asset.

As of December 31, 2017, the Company had securities of $7.0 million in insurance department special deposit accounts.

I. FHLB Agreements

The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”), which provides National Life with access to a secured asset-based borrowing capacity. It is part of the Company's strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The proceeds have been invested in a pool of fixed and floating rate income assets. The Company has a maximum borrowing capacity of approximately $1.4 billion, based on its membership investment base.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

I. FHLB Agreements (continued)

Further information regarding our FHLB agreements is as follows:

FHLB Capital Stock – Aggregate Totals

	General
At December 31, 2017	Account	Total
	(in thousands)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	4,237	4,237
Activity Stock	4,358	4,358
Excess Stock	859	859
Aggregate Total	$9,454	$9,454

Actual or estimated borrowing capacity as determined by the insurer (in billions)		$1.4

	General
At December 31, 2016	Account	Total
	(in thousands)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	4,711	4,711
Activity Stock	4,868	4,868
Excess Stock	—	—
Aggregate Total	$9,579	$9,579

Actual or estimated borrowing capacity as determined by the insurer (in billions)		$1.5

FHLB Membership Stock (Class A and B) Eligible for Redemption

	Current	Not Eligible		6 Months to	1 to Less
	Period	for	Less than	Less than	than	3 to
	Total	Redemption	6 Months	1 Year	3 Years	5 Years
(in thousands)
Class A	$—	$—	$—	$—	$—	$—
Class B	4,237	4,237	—	—	—	—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

I. FHLB Agreements (continued)

Collateral Pledged to FHLB

Total Collateral Pledged

			Aggregate
	Fair	Carrying	Total
At December 31, 2017	Value	Value	Borrowing
	(in thousands)
General account	$280,195	$273,300	$102,075
Total	$280,195	$273,300	$102,075

			Aggregate
	Fair	Carrying	Total
At December 31, 2016	Value	Value	Borrowing
	(in thousands)
General account	$244,742	$240,071	$102,075
Total	$244,742	$240,071	$102,075

Maximum Collateral Pledged

			Aggregate
	Fair	Carrying	Total
At December 31, 2017	Value	Value	Borrowing
	(in thousands)
General account	$287,417	$277,669	$102,075
Total	$287,417	$277,669	$102,075

			Aggregate
	Fair	Carrying	Total
At December 31, 2016	Value	Value	Borrowing
	(in thousands)
General account	$244,742	$240,071	$102,075
Total	$244,742	$240,071	$102,075

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

I. FHLB Agreements (continued)

Borrowing from FHLB

				Funding
				Agreement
	General	Separate		Reserves
At December 31, 2017	Account	Account	Total	Established
	(in thousands)
Debt	$—	$—	$—	$—
Funding agreements	102,075	—	102,075	102,075
Other	—	—	—	—
Aggregate total	$102,075	$—	$102,075	$102,075

				Funding
				Agreement
	General	Separate		Reserves
At December 31, 2016	Account	Account	Total	Established
	(in thousands)
Debt	$—	$—	$—	$—
Funding agreements	102,075	—	102,075	102,075
Other	—	—	—	—
Aggregate total	$102,075	$—	$102,075	$102,075

Maximum Amount Borrowed During Reporting Period

	General	Separate
At December 31, 2017	Account	Account	Total
	(in thousands)
Debt	$—	$—	$—
Funding agreements	102,075	—	102,075
Other	—	—	—
Aggregate total	$102,075	$—	$102,075

The Company has no prepayment obligations under the funding arrangements with the FHLB.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

J. Business Risks, Commitments and Contingencies

Business Risks

As of December 31, 2017 and 2016, the Company held $92.8 million and $92.4 million, respectively, of commercial mortgage-backed securities (“CMBS”). The fair value of the Company’s CMBS was $94.4 million and $94.5 million at December 31, 2017 and December 31, 2016, respectively. The Company had other-than-temporary impairments related to CMBS investments of $0.006 million and $1.8 million as of December 31, 2017 and 2016, respectively. It is unclear how long it will take for a return to normal market conditions. The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of the respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses.

The Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2017, the Company’s over-the-counter notional exposure to derivative counterparties totaled $622.7 million with a combined market value of $48.6 million owed to the Company by these derivative counterparties. To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds. As of December 31, 2017, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $6.6 million. For more information on derivatives see Note O - Derivative Financial Instruments.

The Company also is subject to the risk that the issuers of, or other obligors of, securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio includes investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition.

In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•	Low or declining interest rates tend to decrease the yield the Company earns on its portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which it is contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return it earns on the portfolio of investments supporting those products.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

J. Business Risks, Commitments and Contingencies (continued)

•	In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from its portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase. In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield it earns on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets purchased with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims.

If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors.

In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match the respective pricing assumptions or past results. As a result, the Company’s summary of operations could be materially adversely affected.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, that are made for the benefit of the consumer sometimes lead to additional expense for the insurer and, thus, could have a material adverse effect on our financial condition and results of operations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

J. Business Risks, Commitments and Contingencies (continued)

Federal legislation and administrative policies can significantly and adversely affect insurance companies, including policies regarding financial services regulation, securities regulation, derivatives regulation, pension regulation, health care regulation, privacy, tort reform legislation and taxation. In addition, various forms of direct and indirect federal regulation of insurance have been proposed from time to time, including proposals for the establishment of an optional federal charter for insurance companies.

In April 2016, the Department of Labor (“DOL”) released a final regulation redefining who is a “Fiduciary,” as well as new class exemptions from the prohibited transaction provisions, (collectively, the “Rule”) under the Employee Retirement Income Security Act (“ERISA”). Under the revised Fiduciary definition, virtually all registered representatives providing advice to an ERISA governed plan, a plan fiduciary, plan participant or Individual Retirement Account (“IRA”) investor will be considered a Fiduciary on the regulation’s applicability date, April 10, 2017. Typical brokerage commissions for securities products would result in Prohibited Transactions for Fiduciaries, requiring the use of a new Prohibited Transaction Exemption, known as the Best Interest Contract Exemption (“BICE”). The definition of the term “Fiduciary” is currently under review by the DOL, with a potential outcome that could rescind or revise the current rule as well as change the applicability date. Additionally, on March 15, 2018, the United States Court of Appeals for the Fifth Circuity issued its opinion in the case of Chamber of Commerce, et. al., v. United States Department of Labor, Case No. 17-10238, that vacates the Rule, including the revised definition of “Fiduciary,” in its entirety. The DOL’s appellate rights are not yet exhausted. The Company will monitor the DOL study once it is undertaken by the DOL, and adapt to any resulting changes in the regulation.

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $49.6 million into existing limited partnerships due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2017, the Company had accrued assessment charges of $0.9 million with expected payment over the next ten years. The Company has also recorded a related asset of $1.4 million for premium tax credits, which are expected to be realized through 2027.

The Company currently leases rights to the use of certain data processing hardware from NTT Data, Boston, Massachusetts. This agreement was extended through January 31, 2025. The following is a schedule of future minimum lease payments as of December 31, 2017:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

J. Business Risks, Commitments and Contingencies (continued)

Operating
Year	Leases
(in thousands)
2018	$5,500
2019	5,500
2020	5,500
2021	5,500
2022	5,500
Thereafter	11,458
Total minimum lease payments	$38,958

The Company also has a services contract with NTT Data. In total, the Company paid $15.4 million and $13.4 million in 2017 and 2016, respectively.

Additionally, the Company has a multi-year contract for information systems application and infrastructure services from NTT Data. The contract expires January 1, 2020. Expense paid under the contract with NTT was $26.9 million and $29.6 million in 2017 and 2016, respectively. The expense paid includes a base amount and variable expenses related to project work performed during the year.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

K. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. As described in Note D - Reinsurance, the Company entered into a reinsurance transaction with Catamount to reinsure the Closed Block policies. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2017 and 2016, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

	For the Year Ended December 31,
Income Statement Data	2017	2016	2015
	(in thousands)
Revenues:
Premiums and considerations	$95,816	$103,404	$116,130
Net investment income	128,110	139,426	147,944
Total revenues	223,926	242,830	264,074

Benefits and Expenses:
Change in reserves	(90,127)	(142,140)	(60,190)
Policy benefits	244,665	312,436	249,074
Operating expenses	3,114	3,311	3,516
Commissions	995	1,049	1,177
Other expenses	1,281	1,192	1,710
Total benefits and expenses	159,928	175,848	195,287

Dividends to policyholders	(46,433)	(51,996)	(62,187)
Income tax benefit (expense)	2,223	(1,438)	2,246
Net realized capital gains (losses)	(831)	3,526	(482)

Net income	$18,957	$17,074	$8,364

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

L. Annuity Reserves, Supplementary Contracts and Other Deposit Fund Liabilities

At December 31, 2017, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

		Separate
	General	Account
	Account	Nonguaranteed	Total	Percent
	(dollars in thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$13,732	$—	$13,732	0.9%
At book value less current surrender charge of 5% or more	150,957	10,549	161,506	10.9%
Total with adjustment or at market value	164,689	10,549	175,238	11.8%

Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	627,327	168,876	796,203	53.9%
Not subject to discretionary withdrawal	181,686	326,452	508,138	34.3%
Total annuity reserves and deposit fund liabilities (before reinsurance)	973,702	505,877	1,479,579	100.0%

Less reinsurance ceded	—	—	—	—%
Net annuity reserves and deposit fund liabilities	$973,702	$505,877	$1,479,579	100.0%

M. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2017, were as follows:

		Net of
	Gross	Loading
	(in thousands)
Ordinary new business	$5,466	$2,335
Ordinary renewal	38,655	34,889
Total	$44,121	$37,224

N. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans. All separate account assets are carried at fair value. The Company participates in certain separate accounts.

As of December 31, 2017 and 2016 the Company’s separate account assets included legally insulated assets of $823.5 million and $733.1 million, respectively. Separate account assets not legally insulated, which represent seed money, totaled $8.5 million and $6.9 million as of December 31, 2017 and 2016, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

N. Separate Accounts (continued)

The seed money is invested pursuant to general account directives.

	2017	2016
	(in thousands)
Separate account premiums and considerations	$23,562	$24,265
Reserves for accounts with assets at fair value	814,933	732,028

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2017	2016
	(in thousands)
Subject to discretionary withdrawal without adjustment:
At book value (which equals fair value) less surrender charge of 5% or more	$23,093	$28,526

Subject to discretionary withdrawal without adjustment:
At book value (which equals fair value) less surrender charge of less than 5%	465,387	419,965

Not subject to discretionary withdrawal	326,453	283,537
Total reserves	$814,933	$732,028

A reconciliation of net transfers to (from) separate accounts during the years ended December 31, was as follows:

	2017	2016	2015
	(in thousands)
Net transfers to (from) separate accounts	$(20,215)	$(17,564)	$(27,251)
Reconciling items	386	238	420
Total	$(19,829)	$(17,326)	$(26,831)

As of December 31, 2017, the general account had a maximum guarantee for separate account liabilities of $2.1 million. Amounts paid by the general account related to separate account guarantees during the past five years are as follows:

As of December 31,	Amount
2017	$239
2016	3,725
2015	72,356
2014	89
2013	127,084

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

N. Separate Accounts (continued)

To compensate the general account for the risk taken, the separate account has paid risk charges for the past five years as follows:

As of December 31,	Amount
2017	$89,072
2016	48,001
2015	57,215
2014	59,021
2013	63,295

O. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, interest rate swaps, swaptions, forwards and futures based on the Standard & Poor’s (“S&P 500”), Russell 2000 and the MSCI Emerging Markets indices in order to hedge its obligation with respect to indexed products. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased, are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indices are below a certain level. If the related index decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash, cash equivalents and securities as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at expiration. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options only from highly rated counterparties. However, in the event the counterparty failed to perform, the Company’s loss would be equal to the fair value of the net options, less any collateral held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option, futures, or swap contracts. The amount of collateral that may be required for future or swap trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

O. Derivative Financial Instruments (continued)

As part of managing interest rate risk in its funding agreement business, the Company also enters into interest rate swaps. These swaps are primarily pay-fixed for receive-floating interest rate swaps designed to mitigate the interest rate risk in the assets used to back the funding agreements.

The face or contract amount of futures, options purchased, options written, swaptions purchased, and interest rate swaps (original amount for futures, notional amounts for options and swaps) at December 31 were as follows:

	2017	2016
	(in thousands)
Options purchased	$634,990	$524,890
Swaptions purchased	500,000	500,000
Interest rate swaps	72,350	72,350
Options written	587,740	482,620
Futures purchased	3,078	1,881

The carrying value of options and futures, and interest rate swaps at December 31 were as follows:

			Primary Underlying
	2017	2016	Risk Exposure
	(in thousands)
Options purchased	$68,599	$49,591	Equity market
Swaptions purchased	357	1,256	Interest rates
Interest rate swaps	401	716	Interest rates
Options written	(20,906)	(16,302)	Equity market
Futures purchased	108	106	Equity market
Net carrying value	$48,559	$35,367

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2017 and December 31, 2016

P. Fair Value of Financial Instruments

The carrying values and fair values of financial instruments at December 31 were as follows:

	2017		2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(in thousands)
Bonds	$5,374,599	$5,767,222	$5,285,283	$5,536,784
Preferred stocks	11,000	11,035	11,000	11,049
Mortgage loans	513,486	521,613	556,144	566,169
Policy loans	527,395	631,402	526,657	628,740
Investment product liabilities	706,119	687,022	717,565	698,146

Fair value for bonds and preferred stocks are based on published prices by the Securities Valuations Office (“SVO”) of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Q. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

National Variable

Life Insurance Account

(A Separate Account of National Life Insurance Company)

Financial Statements

********

December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company

and Policyholders of National Variable Life Insurance Account:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets, of Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alliance Bernstein International Growth Fund, Alliance Bernstein International Value Fund, Alliance Bernstein Small/Mid Cap Value Fund, Alliance Bernstein Value Fund, American Century Income & Growth Portfolio, American Century Inflation Protection Portfolio, American Century International Portfolio, American Century Ultra Portfolio, American Century Value Portfolio, Deutsche CROCI US VIP Fund, Deutsche Equity 500 Index Fund, Deutsche Small Cap Index Fund, Deutsche Small Mid Cap Value VIP Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Opportunistic Small Cap Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Sustainable US Equity Portfolio, Fidelity VIPF Equity Income Portfolio, Fidelity VIPF Growth Portfolio, Fidelity VIPF High Income Portfolio, Fidelity VIPF Overseas Portfolio, Fidelity VIPF II Contrafund Portfolio, Fidelity VIPF II Index 500 Portfolio, Fidelity VIPF III Mid Cap Portfolio, Fidelity VIPF III Value Strategies Portfolio, Fidelity VIPF V Investment Grade Bond Portfolio, Fidelity VIPF V Money Market, Franklin Templeton Foreign Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Mutual Global Discovery Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton Small Mid Cap Growth Securities Fund, Franklin Templeton US Government Securities Fund, Invesco Global Health Care Fund, Invesco Mid Cap Growth Fund, Invesco Technology Fund, JP Morgan Small Cap Core Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Large Cap Value Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Mid Cap Growth Class S Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Conservative Balanced/VA Fund, Oppenheimer Global Strategic Income/VA Fund, Oppenheimer Main Street Small Cap/VA Fund, Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund, Touchstone Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, T Rowe Price Personal Strategy Balanced Portfolio, Van Eck Emerging Markets Fund, Van Eck Global Hard Assets Fund, Van Eck Unconstrained Emerging Markets Bond Fund, Wells Fargo Discovery Fund and Wells Fargo Opportunity Fund (a Separate Account of National Life Insurance Company, the "Sponsor Company") as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts at December 31, 2017, and the results of each of their operations for the period then ended, and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Basis for Opinions

These financial statements are the responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the sub-accounts' advisors. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2018

We have served as the auditor of one or more sub-accounts in National Variable Life Insurance Account since 1996.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2017

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Alger Portfolios
Capital Appreciation Portfolio	$2,794,351	73,717.58	30.47	1,341.99	45.05	8,481.67	35.51	14,098.36	13.26
Large Cap Growth Portfolio	$15,794,809	327,323.64	42.90	8,159.69	35.97	34,418.41	22.97	5,040.11	132.69
Small Cap Growth Portfolio	$8,351,624	268,493.42	30.02	184.62	37.05	162.96	29.49	2,363.24	118.09
Alliance Bernstein Variable Products Series
International Growth Fund	$185,023	4,772.68	20.91	2,428.23	22.69	1,327.73	22.69	-	-
International Value Fund	$2,717,166	116,026.01	18.63	15,188.82	20.21	12,303.17	20.21	-	-
Small/Mid Cap Value Fund	$1,774,268	37,566.54	39.62	2,377.77	42.98	4,275.41	42.98	-	-
Value Fund	$40,826	1,329.97	25.79	233.00	27.98	-	-	-	-
American Century Variable Portfolios		-
Income & Growth Portfolio	$3,772,686	129,372.92	26.59	-	-	7,898.30	31.34	4,566.66	18.65
Inflation Protection Portfolio	$1,210,545	60,523.06	14.99	1,906.72	14.94	10,049.82	16.94	62,773.61	1.67
International Portfolio	$4,405,860	175,227.20	21.70	7,072.98	24.67	17,473.14	24.53	-	-
Ultra Portfolio	$176,315	4,989.56	26.73	-	-	1,421.33	30.21	-	-
Value Portfolio	$7,781,101	178,546.91	38.26	2,413.70	29.83	10,932.15	40.89	15,335.53	28.07
Deutsche Investment VIT Funds
Equity 500 Index Fund	$917,130	-	-	-	-	-	-	25,348.87	36.18
Small Cap Index Fund	$983,595	13,658.35	33.26	1,218.79	36.08	-	-	11,543.35	42.04
Deutsche Variable Series II
CROCI US VIP Fund (1)	$302,766.39	18,622.68	16.09	-	-	169.01	18.19	-	-
Small Mid Cap Value VIP Portfolio	$2,324,379	64,937.45	29.66	3,883.31	32.53	8,105.68	33.53	-	-
Dreyfus Variable Investment Fund
Appreciation Portfolio	$700,639	24,925.50	25.22	-	-	2,523.18	28.51	-	-
Opportunistic Small Cap Portfolio	$173,367	7,914.57	21.90	-	-	-	-	-	-
Quality Bond Portfolio	$350,699	23,118.04	15.14	-	-	40.92	17.11	-	-
Sustainable US Equity Portfolio (2)	$255,947	15,238.02	16.49	-	-	246.88	19.21	-	-

(1)	During 2017 the Deutsche Large Cap Value Fund was renamed the CROCI US VIP Fund.

(2)	During 2017 the Dreyfus Socially Responsible Growth Fund was renamed the Sustainable US Equity Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2017

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Fidelity Variable Insurance Products
VIPF Equity Income Portfolio	$10,470,200	118,185.05	87.37	467.72	32.22	4,592.88	28.06	-	-
VIPF Growth Portfolio	$18,596,842	161,713.65	106.04	511.84	40.45	39,848.38	35.82	-	-
VIPF High Income Portfolio	$4,495,372	78,810.08	53.10	1,706.19	25.36	12,796.17	20.91	-	-
VIPF Overseas Portfolio	$11,757,133	220,305.07	42.23	14,092.15	23.49	20,016.59	20.93	423,002.97	4.03
VIPF II Contrafund Portfolio	$14,866,920	231,336.97	56.61	5,690.26	35.72	32,471.73	48.25	-	-
VIPF II Index 500 Portfolio	$50,657,480	523,695.16	77.10	44,776.81	36.09	256,551.65	33.78	-	-
VIPF III Mid Cap Portfolio	$4,734,345	112,989.82	36.67	4,255.70	37.48	10,414.39	41.45	-	-
VIPF III Value Strategies Portfolio	$354,458	6,165.08	40.09	1,007.30	43.49	1,460.00	43.49	-	-
VIPF V Investment Grade Bond Portfolio	$5,429,926	239,443.90	19.81	3,217.57	16.55	21,629.58	23.09	48,828.40	2.75
VIPF V Money Market	$7,795,410	471,223.15	13.09	15,704.04	10.08	80,461.52	14.26	241,781.00	1.32
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	$1,808,510	83,030.89	19.03	1,160.80	21.16	9,466.61	21.51	-	-
Global Real Estate Fund	$979,067	56,425.41	17.22	-	-	380.23	19.46	-	-
Mutual Global Discovery Securities Fund	$412,544	17,281.05	22.83	556.29	24.77	171.07	24.77	-	-
Mutual Shares Securities Fund	$820,657	31,289.09	21.71	1,487.89	26.54	4,154.16	24.54	-	-
Small Cap Value Securities Fund	$778,672	20,094.21	30.76	940.58	36.50	3,630.31	34.77	-	-
Small Mid Cap Growth Securities Fund	$305,427	8,389.83	25.17	2,008.95	35.45	809.37	28.45	-	-
US Government Securities Fund	$417,021	32,183.67	11.66	1,957.22	12.65	1,336.90	12.65	-	-
Invesco Variable Insurance Funds
Global Health Care Fund	$2,597,128	107,172.53	22.53	-	-	4,993.84	26.26	10,323.38	5.00
Mid Cap Growth Fund	$920,971	52,557.28	17.36	-	-	128.60	18.26	354.28	18.14
Technology Fund	$2,122,543	197,612.61	10.26	-	-	5,457.73	11.96	9,122.38	3.25
JP Morgan Insurance Trust
Small Cap Core Portfolio	$1,500,044	33,624.73	37.34	-	-	6,256.89	37.04	254.44	50.33
Morgan Stanley Investment Funds
Core Plus Fixed Income Portfolio	$2,876,606	-	-	-	-	-	-	1,244,721.35	2.31
Emerging Markets Equity Portfolio	$428,202	-	-	-	-	-	-	125,422.23	3.41
US Real Estate Portfolio	$91,879	-	-	-	-	-	-	15,618.50	5.88

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2017

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value		Accumulation	Unit	Accumulation	Unit	Accumulation	Unit	Accumulation	Unit
(policyholder accumulation units and unit value):		Units	Value	Units	Value	Units	Value	Units	Value

Neuberger Berman Advisors Management Trust
Large Cap Value Portfolio	$2,087,497	60,523.50	26.04	207.70	35.53	11,111.73	28.21	3,593.40	53.03
Mid Cap Growth Portfolio	$541,494	13,141.44	33.75	2,603.72	36.08	103.95	38.15	-	-
Mid Cap Growth Class S Portfolio	$611,073	37,351.76	12.22	-	-	12,422.75	12.46	-	-
Short Duration Bond Portfolio	$2,568,707	198,099.24	11.07	6,858.59	13.36	22,792.91	12.51	-	-
Socially Responsive Portfolio	$16,210	356.15	31.39	147.71	34.05	-	-	-	-
Oppenheimer Variable Account Funds
Conservative Balanced/VA Fund	$110,963	5,350.24	20.07	165.88	21.77	-	-	-	-
Global Strategic Income/VA Fund	$452,843	21,621.26	16.86	4,493.07	18.29	340.16	18.29	-	-
Main Street Small Cap/VA Fund	$74,790	1,827.75	37.79	139.30	41.00	-	-	-	-
Sentinel Variable Products Trust (3)
Balanced Fund	$-	-	-	-	-	-	-	-	-
Bond Fund	$-	-	-	-	-	-	-	-	-
Common Stock Fund	$-	-	-	-	-	-	-	-	-
Small Company Fund	$-	-	-	-	-	-	-	-	-
Touchstone Variable Series Trust (3)
Balanced Fund	$5,157,618	128,733.19	35.95	3,567.76	25.18	11,595.18	30.58	1,812.75	46.82
Bond Fund	$5,979,290	217,875.75	23.61	7,913.53	14.93	28,934.06	24.76	17.81	24.54
Common Stock Fund	$33,485,955	548,803.95	53.11	11,123.39	34.61	31,752.39	39.86	71,269.02	37.68
Small Company Fund	$27,379,451	241,320.59	97.90	8,910.94	38.24	30,813.86	76.74	18,696.06	56.09
T Rowe Price Equity Series
Blue Chip Growth Portfolio	$2,018,712	52,453.29	32.72	3,254.32	46.64	4,071.11	36.99	-	-
Equity Income Portfolio	$4,855,109	166,312.85	23.82	6,054.18	29.72	26,482.81	26.93	-	-
Health Sciences Portfolio	$2,205,668	39,338.54	52.33	767.14	60.22	1,702.68	59.15	-	-
Personal Strategy Balanced Portfolio	$1,927,485	75,799.90	25.43	-	-	-	-	-	-
Van Eck VIP Trust
Emerging Markets Fund	$1,819,292	34,131.10	36.66	9,853.08	39.77	4,427.93	39.77	-	-
Global Hard Assets Fund	$1,512,384	96,054.05	13.56	7,135.20	14.71	7,164.87	14.71	-	-
Unconstrained Emerging Markets Bond Fund	$1,137,203	77,383.12	12.15	5,073.55	13.18	9,878.80	13.18	-	-
Wells Fargo Variable Trust
Discovery Fund	$7,459,816	169,852.55	40.57	-	-	10,091.66	49.41	1,066.10	65.28
Opportunity Fund	$5,399,216	74,860.20	42.08	-	-	17,906.13	46.05	14,284.35	99.72

(3) On October 27, 2017 the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Alger Portfolios	Alger Portfolios	Alger Portfolios	Alliance Bernstein	Alliance Bernstein
	Capital	Large Cap	Small Cap	International	International
	Appreciation	Growth	Growth	Growth	Value

Investment income:
Dividend income	$4,257	$-	$-	$2,062	$57,402
Expenses:
Mortality and expense risk and administrative charges	20,811	126,069	68,454	977	19,952
Net investment income (loss)	(16,554)	(126,069)	(68,454)	1,085	37,450
Realized and unrealized gain (loss) on investments:
Capital gains distributions	165,510	1,425,577	-	-	-
Net realized gain (loss) from shares sold	220,400	1,144,014	(247,644)	6,443	70,928
Net unrealized appreciation (depreciation) on investments	336,257	1,239,404	2,228,163	46,084	465,330
Net realized and unrealized gain (loss) on investments	722,167	3,808,995	1,980,519	52,527	536,258
Increase (decrease) in net assets resulting from operations	$705,613	$3,682,926	$1,912,065	$53,612	$573,708

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Small Mid Cap		Income &	Inflation
	Value	Value	Growth	Protection	International

Investment income:
Dividend income	$7,557	$505	$81,785	$33,950	$38,643
Expenses:
Mortality and expense risk and administrative charges	12,947	268	28,559	8,539	34,728
Net investment income (loss)	(5,390)	237	53,226	25,411	3,915
Realized and unrealized gain (loss) on investments:
Capital gains distributions	81,271	-	78,435	-	-
Net realized gain (loss) from shares sold	115,013	485	147,672	(11,526)	331,349
Net unrealized appreciation (depreciation) on investments	4,974	3,780	334,408	23,135	790,740
Net realized and unrealized gain (loss) on investments	201,258	4,265	560,515	11,609	1,122,089
Increase (decrease) in net assets resulting from operations	$195,868	$4,502	$613,741	$37,020	$1,126,004

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	American Century	American Century	Deutsche	Deutsche	Deutsche
	Variable Portfolios	Variable Portfolios	Investment VIT	Investment VIT	Variable Series II
			Equity 500	Small Cap	CROCI
	Ultra	Value	Index	Index	US VIP (1)

Investment income:
Dividend income	$563	$122,226	$14,324	$10,126	$3,245
Expenses:
Mortality and expense risk and administrative charges	1,081	59,836	994	5,169	2,491
Net investment income (loss)	(518)	62,390	13,330	4,957	754
Realized and unrealized gain (loss) on investments:
Capital gains distributions	7,163	-	40,240	39,208	-
Net realized gain (loss) from shares sold	8,900	344,939	12,410	35,413	6,201
Net unrealized appreciation (depreciation) on investments	27,795	160,902	95,559	43,579	46,565
Net realized and unrealized gain (loss) on investments	43,858	505,841	148,209	118,200	52,766
Increase (decrease) in net assets resulting from operations	$43,340	$568,231	$161,539	$123,157	$53,520

(1) During 2017 the Deutsche Large Cap Value VIP Fund was renamed the CROCI US VIP Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Deutsche	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Series II	Investment	Investment	Investment	Investment
	Small Mid Cap		Opportunistic	Quality	Sustainable
	Value	Appreciation	Small Cap	Bond	US Equity (2)

Investment income:
Dividend income	$7,834	$8,735	$-	$7,273	$3,271
Expenses:
Mortality and expense risk and administrative charges	17,301	5,312	1,417	3,014	2,384
Net investment income (loss)	(9,467)	3,423	(1,417)	4,259	887
Realized and unrealized gain (loss) on investments:
Capital gains distributions	46,841	83,880	1,991	-	18,806
Net realized gain (loss) from shares sold	108,507	20,655	20,608	(263)	21,932
Net unrealized appreciation (depreciation) on investments	52,756	43,327	13,644	8,149	(4,961)
Net realized and unrealized gain (loss) on investments	208,104	147,862	36,243	7,886	35,777
Increase (decrease) in net assets resulting from operations	$198,637	$151,285	$34,826	$12,145	$36,664

(2) During 2017 the Dreyfus Socially Responsible Growth Fund was renamed the Sustainable US Equity Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	VIPF Equity	VIPF	VIPF High	VIPF	VIPF II
	Income	Growth	Income	Overseas	Contrafund

Investment income:
Dividend income	$171,907	$38,112	$239,839	$135,758	$141,112
Expenses:
Mortality and expense risk and administrative charges	88,171	149,577	38,049	78,929	115,523
Net investment income (loss)	83,736	(111,465)	201,790	56,829	25,589
Realized and unrealized gain (loss) on investments:
Capital gains distributions	207,306	1,260,609	-	8,863	748,346
Net realized gain (loss) from shares sold	197,824	1,135,906	55,628	300,388	537,327
Net unrealized appreciation (depreciation) on investments	642,823	2,766,538	5,664	2,084,639	1,349,866
Net realized and unrealized gain (loss) on investments	1,047,953	5,163,053	61,292	2,393,890	2,635,539
Increase (decrease) in net assets resulting from operations	$1,131,689	$5,051,588	$263,082	$2,450,719	$2,661,128

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Franklin Templeton
	Insurance	Insurance	Insurance	Insurance	Insurance	Variable Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Products Trust
	VIPF II	VIPF III	VIPFIII	VIPF V	VIPF V	Foreign
	Index 500	Mid Cap	Value Strategies	Investment Grade	Money Market	Securities

Investment income:
Dividend income	$855,907	$30,926	$3,951	$132,005	$52,368	$47,909
Expenses:
Mortality and expense risk and administrative charges	374,950	35,414	1,793	47,370	67,420	15,118
Net investment income (loss)	480,957	(4,488)	2,158	84,635	(15,052)	32,791
Realized and unrealized gain (loss) on investments:
Capital gains distributions	156,564	196,807	55,377	26,179	-	-
Net realized gain (loss) from shares sold	3,370,616	142,922	7,325	48,037	-	78,039
Net unrealized appreciation (depreciation) on investments	5,256,569	460,435	(24,425)	38,568	-	154,054

Net realized and unrealized gain (loss) on investments	8,783,749	800,164	38,277	112,784	-	232,093
Increase (decrease) in net assets resulting from operations	$9,264,706	$795,676	$40,435	$197,419	$(15,052)	$264,884

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Global	Mutual Global	Mutual	Small Cap	Small Mid Cap
	Real Estate	Discovery	Shares	Value	Growth
Investment income:
Dividend income	$30,698	$7,812	$17,928	$3,682	$-
Expenses:
Mortality and expense risk and administrative charges	8,804	3,446	6,223	5,499	1,937
Net investment income (loss)	21,894	4,366	11,705	(1,817)	(1,937)
Realized and unrealized gain (loss) on investments:
Capital gains distributions	-	21,926	32,512	50,363	26,623
Net realized gain (loss) from shares sold	44,766	2,763	24,718	30,938	(14,939)
Net unrealized appreciation (depreciation) on investments	23,324	1,839	(9,930)	(8,841)	41,732
Net realized and unrealized gain (loss) on investments	68,090	26,528	47,300	72,460	53,416
Increase (decrease) in net assets resulting from operations	$89,984	$30,894	$59,005	$70,643	$51,479

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Franklin Templeton	Invesco	Invesco	Invesco	JP Morgan
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Insurance
	Products Trust	Funds	Funds	Funds	Trust
		Global Health	Mid Cap		Small Cap
	US Government	Care	Growth	Technology	Core
Investment income:
Dividend income	$11,304	$9,453	$-	$-	$4,716
Expenses:
Mortality and expense risk and administrative charges	3,367	21,756	7,873	16,990	11,374
Net investment income (loss)	7,937	(12,303)	(7,873)	(16,990)	(6,658)
Realized and unrealized gain (loss) on investments:
Capital gains distributions	-	131,301	53,834	100,538	10,354
Net realized gain (loss) from shares sold	(1,714)	132,316	34,537	120,961	109,800
Net unrealized appreciation (depreciation) on investments	(2,903)	96,369	91,465	347,674	85,789
Net realized and unrealized gain (loss) on investments	(4,617)	359,986	179,836	569,173	205,943
Increase (decrease) in net assets resulting from operations	$3,320	$347,683	$171,963	$552,183	$199,285

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

				Neuberger Berman	Neuberger Berman
	Morgan Stanley	Morgan Stanley	Morgan Stanley	Advisors	Advisors
	Investment Funds	Investment Funds	Investment Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets		Large Cap	Mid Cap
	Fixed Income	Equity	US Real Estate	Value	Growth
Investment income:
Dividend income	$86,526	$3,132	$1,323	$11,791	$-
Expenses:
Mortality and expense risk and administrative charges	3,340	488	104	14,349	3,675
Net investment income (loss)	83,186	2,644	1,219	(2,558)	(3,675)
Realized and unrealized gain (loss) on investments:
Capital gains distributions	-	-	-	55,174	9,406
Net realized gain (loss) from shares sold	7,347	11,968	141	100,305	(19,076)
Net unrealized appreciation (depreciation) on investments	74,190	106,151	1,385	86,757	114,635
Net realized and unrealized gain (loss) on investments	81,537	118,119	1,526	242,236	104,965
Increase (decrease) in net assets resulting from operations	$164,723	$120,763	$2,745	$239,678	$101,290

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Oppenheimer	Oppenheimer
	Advisors	Advisors	Advisors	Variable Account	Variable Account
	Management Trust	Management Trust	Management Trust	Funds	Funds
	Mid Cap Growth	Short Duration	Socially	Conservative	Global Strategic
	Class S	Bond	Responsive	Balanced/VA	Income/VA
Investment income:
Dividend income	$-	$36,794	$78	$1,824	$10,416
Expenses:
Mortality and expense risk and administrative charges	4,221	19,997	92	928	3,798
Net investment income (loss)	(4,221)	16,797	(14)	896	6,618
Realized and unrealized gain (loss) on investments:
Capital gains distributions	12,093	-	560	-	-
Net realized gain (loss) from shares sold	3,938	(19,671)	771	1,070	(10,709)
Net unrealized appreciation (depreciation) on investments	108,537	4,501	1,131	6,217	29,956
Net realized and unrealized gain (loss) on investments	124,568	(15,170)	2,462	7,287	19,247
Increase (decrease) in net assets resulting from operations	$120,347	$1,627	$2,448	$8,183	$25,865

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Oppenheimer	Sentinel	Sentinel	Sentinel	Sentinel	Touchstone
	Variable Account	Variable	Variable	Variable	Variable	Variable
	Funds	Products Trust	Products Trust	Products Trust	Products Trust	Series Trust (3)
	Main Street				Small
	Small Cap/VA	Balanced	Bond	Common Stock	Company	Balanced
Investment income:
Dividend income	$438	$-	$-	$3,644	$15,556	$-
Expenses:
Mortality and expense risk and administrative charges	577	32,857	39,096	209,586	171,014	7,287
Net investment income (loss)	(139)	(32,857)	(39,096)	(205,942)	(155,458)	(7,287)
Realized and unrealized gain (loss) on investments:
Capital gains distributions	3,651	-	-	196,144	690,155	-
Net realized gain (loss) from shares sold	541	736,805	(328,276)	6,394,683	2,747,128	2,059
Net unrealized appreciation (depreciation) on investments	4,577	(222,799)	502,331	(1,373,550)	(212,211)	125,918
Net realized and unrealized gain (loss) on investments	8,769	514,006	174,055	5,217,277	3,225,072	127,977
Increase (decrease) in net assets resulting from operations	$8,630	$481,149	$134,959	$5,011,335	$3,069,614	$120,690

(3) On October 27, 2017 the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Touchstone	Touchstone	Touchstone
	Variable	Variable	Variable	T Rowe Price	T Rowe Price	T Rowe Price
	Series Trust (3)	Series Trust (3)	Series Trust (3)	Equity Series	Equity Series	Equity Series
			Small	Blue Chip
	Bond	Common Stock	Company	Growth	Equity Income	Health Sciences
Investment income:
Dividend income	$-	$-	$-	$-	$70,206	$-

Expenses:
Mortality and expense risk and administrative charges	8,279	45,893	37,401	13,845	36,027	28,598

Net investment income (loss)	(8,279)	(45,893)	(37,401)	(13,845)	34,179	(28,598)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	-	-	23,846	462,155	91,720

Net realized gain (loss) from shares sold	330	8,903	24,919	199,473	304,101	441,439

Net unrealized appreciation (depreciation) on investments	38,158	963,274	1,339,963	294,824	(158,299)	347,166

Net realized and unrealized gain (loss) on investments	38,488	972,177	1,364,882	518,143	607,957	880,325

Increase (decrease) in net assets resulting from operations	$30,209	$926,284	$1,327,481	$504,298	$642,136	$851,727

(3) On October 27, 2017 the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	T Rowe Price	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	Equity Series	VIP Trust	VIP Trust	VIP Trust	Variable Trust	Variable Trust
	Personal Strategy	Emerging	Global	Unconstrained
	Balanced	Markets	Hard Assets	Emerging Markets	Discovery	Opportunity
Investment income:
Dividend income	$15,804	$7,909	$-	$24,571	$-	$33,319

Expenses:
Mortality and expense risk and administrative charges	7,334	12,296	10,725	8,666	60,212	29,727

Net investment income (loss)	8,470	(4,387)	(10,725)	15,905	(60,212)	3,592

Realized and unrealized gain (loss) on investments:

Capital gains distributions	93,643	-	-	-	374,993	400,561

Net realized gain (loss) from shares sold	(326)	78,216	(41,161)	(36,567)	436,444	134,802

Net unrealized appreciation (depreciation) on investments	8,295	650,642	39,750	138,582	992,093	360,402

Net realized and unrealized gain (loss) on investments	101,612	728,858	(1,411)	102,015	1,803,530	895,765

Increase (decrease) in net assets resulting from operations	$110,082	$724,471	$(12,136)	$117,920	$1,743,318	$899,357

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Alger Portfolios	Alger Portfolios	Alger Portfolios	Alliance Bernstein	Alliance Bernstein
	Capital	Large Cap	Small Cap	International	International
	Appreciation	Growth	Growth	Growth	Value
Net investment income (loss)	$(16,554)	$(126,069)	$(68,454)	$1,085	$37,450

Realized and unrealized gain (loss) on investments:

Capital gains distributions	165,510	1,425,577	-	-	-
Net realized gain (loss) from shares sold	220,400	1,144,014	(247,644)	6,443	70,928
Net unrealized appreciation (depreciation) on investments	336,257	1,239,404	2,228,163	46,084	465,330

Net realized and unrealized gain (loss) on investments	722,167	3,808,995	1,980,519	52,527	536,258

Increase (decrease) in net assets resulting from operations	705,613	3,682,926	1,912,065	53,612	573,708

Accumulation unit transactions:
Participant deposits	176,224	858,538	393,590	16,446	160,364
Transfers between investment sub-accounts and general account, net	(244,982)	(781,984)	(215,552)	(31,478)	(131,643)
Net surrenders and lapses	(151,939)	(1,288,037)	(556,680)	(8,875)	(203,915)
Contract benefits	(476)	(123,792)	(38,785)	-	(18,779)
Loan interest received	14,201	91,606	45,405	702	13,393
Transfers for policy loans	(35,730)	(141,105)	(76,129)	(2,063)	(31,234)
Contract charges	(99,778)	(736,105)	(368,694)	(9,619)	(129,306)
Other	11,602	64,616	34,658	689	10,309

Total net accumulation unit transactions	(330,878)	(2,056,263)	(782,187)	(34,198)	(330,811)

Increase (decrease) in net assets	374,735	1,626,663	1,129,878	19,414	242,897

Net assets, beginning of period	$2,419,616	$14,168,146	$7,221,746	$165,609	$2,474,269

Net assets, end of period	$2,794,351	$15,794,809	$8,351,624	$185,023	$2,717,166

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Small Mid Cap		Income &	Inflation
	Value	Value	Growth	Protection	International
Net investment income (loss)	$(5,390)	$237	$53,226	$25,411	$3,915

Realized and unrealized gain (loss) on investments:

Capital gains distributions	81,271	-	78,435	-	-
Net realized gain (loss) from shares sold	115,013	485	147,672	(11,526)	331,349
Net unrealized appreciation (depreciation) on investments	4,974	3,780	334,408	23,135	790,740

Net realized and unrealized gain (loss) on investments	201,258	4,265	560,515	11,609	1,122,089

Increase (decrease) in net assets resulting from operations	195,868	4,502	613,741	37,020	1,126,004

Accumulation unit transactions:
Participant deposits	103,917	3,839	211,609	78,557	276,012
Transfers between investment sub-accounts and general account, net	35,102	1,162	62,691	2,921	(324,781)
Net surrenders and lapses	(150,423)	(1,441)	(197,689)	(40,468)	(271,072)
Contract benefits	(11,942)	-	(423)	(933)	(69,780)
Loan interest received	9,218	-	17,355	11,621	21,168
Transfers for policy loans	(39,200)	-	6,632	8,200	(42,238)
Contract charges	(83,379)	(2,617)	(196,900)	(67,112)	(203,913)
Other	6,955	147	16,191	5,125	16,234

Total net accumulation unit transactions	(129,752)	1,090	(80,534)	(2,089)	(598,370)

Increase (decrease) in net assets	66,116	5,592	533,207	34,931	527,634

Net assets, beginning of period	$1,708,152	$35,234	$3,239,479	$1,175,614	$3,878,226

Net assets, end of period	$1,774,268	$40,826	$3,772,686	$1,210,545	$4,405,860

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	American Century	American Century	Deutsche	Deutsche	Deutsche
	Variable Portfolios	Variable Portfolios	Investment VIT	Investment VIT	Variable Series II
			Equity 500	Small Cap	CROCI
	Ultra	Value	Index	Index	US VIP (1)
Net investment income (loss)	$(518)	$62,390	$13,330	$4,957	$754

Realized and unrealized gain (loss) on investments:

Capital gains distributions	7,163	-	40,240	39,208	-
Net realized gain (loss) from shares sold	8,900	344,939	12,410	35,413	6,201
Net unrealized appreciation (depreciation) on investments	27,795	160,902	95,559	43,579	46,565

Net realized and unrealized gain (loss) on investments	43,858	505,841	148,209	118,200	52,766

Increase (decrease) in net assets resulting from operations	43,340	568,231	161,539	123,157	53,520

Accumulation unit transactions:
Participant deposits	7,283	461,952	44,604	36,257	16,318
Transfers between investment sub-accounts and general account, net	(1,939)	172,420	(20,886)	(178,673)	(19,732)
Net surrenders and lapses	(15,323)	(512,601)	(6,324)	(13,638)	(1,518)
Contract benefits	-	(21,848)	-	-	-
Loan interest received	119	30,288	264	2,845	923
Transfers for policy loans	(129)	22,737	(282)	(7,683)	(1,422)
Contract charges	(4,124)	(322,761)	(14,061)	(20,800)	(8,449)
Other	734	34,090	(1)	3,274	1,252

Total net accumulation unit transactions	(13,379)	(135,723)	3,314	(178,418)	(12,628)

Increase (decrease) in net assets	29,961	432,508	164,853	(55,261)	40,892

Net assets, beginning of period	$146,354	$7,348,593	$752,277	$1,038,856	$261,874

Net assets, end of period	$176,315	$7,781,101	$917,130	$983,595	$302,766

(1) During 2017 the Deutsche Large Cap Value VIP Fund was renamed the CROCI US VIP Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Deutsche	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Series II	Investment	Investment	Investment	Investment
	Small Mid Cap		Opportunistic	Quality	Sustainable
	Value	Appreciation	Small Cap	Bond	US Equity (2)
Net investment income (loss)	$(9,467)	$3,423	$(1,417)	$4,259	$887

Realized and unrealized gain (loss) on investments:

Capital gains distributions	46,841	83,880	1,991	-	18,806
Net realized gain (loss) from shares sold	108,507	20,655	20,608	(263)	21,932
Net unrealized appreciation (depreciation) on investments	52,756	43,327	13,644	8,149	(4,961)

Net realized and unrealized gain (loss) on investments	208,104	147,862	36,243	7,886	35,777

Increase (decrease) in net assets resulting from operations	198,637	151,285	34,826	12,145	36,664

Accumulation unit transactions:
Participant deposits	135,244	55,157	9,871	18,516	13,202
Transfers between investment sub-accounts and general account, net	56,976	(32,612)	(7,375)	23,810	8,003
Net surrenders and lapses	(94,008)	(21,022)	(21,512)	(10,257)	(14,667)
Contract benefits	(12,603)	-	-	(939)	-
Loan interest received	10,771	1,898	163	1,126	2,392
Transfers for policy loans	(7,199)	(8,463)	(1,530)	(15,961)	(39,148)
Contract charges	(108,472)	(28,419)	(6,557)	(23,751)	(16,348)
Other	9,123	3,030	737	1,687	1,345

Total net accumulation unit transactions	(10,168)	(30,431)	(26,203)	(5,769)	(45,221)

Increase (decrease) in net assets	188,469	120,854	8,623	6,376	(8,557)

Net assets, beginning of period	$2,135,910	$579,785	$164,744	$344,323	$264,504

Net assets, end of period	$2,324,379	$700,639	$173,367	$350,699	$255,947

(2) During 2017 the Dreyfus Socially Responsible Growth Fund was renamed the Sustainable US Equity Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	VIPF Equity	VIPF	VIPF High	VIPF	VIPF II
	Income	Growth	Income	Overseas	Contrafund
Net investment income (loss)	$83,736	$(111,465)	$201,790	$56,829	$25,589

Realized and unrealized gain (loss) on investments:

Capital gains distributions	207,306	1,260,609	-	8,863	748,346
Net realized gain (loss) from shares sold	197,824	1,135,906	55,628	300,388	537,327
Net unrealized appreciation (depreciation) on investments	642,823	2,766,538	5,664	2,084,639	1,349,866

Net realized and unrealized gain (loss) on investments	1,047,953	5,163,053	61,292	2,393,890	2,635,539

Increase (decrease) in net assets resulting from operations	1,131,689	5,051,588	263,082	2,450,719	2,661,128

Accumulation unit transactions:
Participant deposits	481,505	798,786	263,692	492,878	665,663
Transfers between investment sub-accounts and general account, net	109,115	(589,788)	88,022	1,410,842	(206,954)
Net surrenders and lapses	(560,330)	(1,117,148)	(513,234)	(632,559)	(695,580)
Contract benefits	(81,797)	(106,492)	(40,415)	(50,873)	(11,868)
Loan interest received	45,055	86,715	24,997	54,035	85,174
Transfers for policy loans	(57,170)	(181,304)	(20,778)	(89,926)	(125,766)
Contract charges	(483,118)	(793,104)	(223,421)	(448,630)	(680,608)
Other	47,873	81,302	21,466	42,210	66,707

Total net accumulation unit transactions	(498,867)	(1,821,033)	(399,671)	777,977	(903,232)

Increase (decrease) in net assets	632,822	3,230,555	(136,589)	3,228,696	1,757,896

Net assets, beginning of period	$9,837,378	$15,366,287	$4,631,961	$8,528,437	$13,109,024

Net assets, end of period	$10,470,200	$18,596,842	$4,495,372	$11,757,133	$14,866,920

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Franklin Templeton
	Insurance	Insurance	Insurance	Insurance	Insurance	Variable Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Products Trust
	VIPF II	VIPF III	VIPFIII	VIPF V	VIPF V	Foreign
	Index 500	Mid Cap	Value Strategies	Investment Grade	Money Market	Securities
Net investment income (loss)	$480,957	$(4,488)	$2,158	$84,635	$(15,052)	$32,791

Realized and unrealized gain (loss) on investments:

Capital gains distributions	156,564	196,807	55,377	26,179	-	-
Net realized gain (loss) from shares sold	3,370,616	142,922	7,325	48,037	-	78,039
Net unrealized appreciation (depreciation) on investments	5,256,569	460,435	(24,425)	38,568	-	154,054

Net realized and unrealized gain (loss) on investments	8,783,749	800,164	38,277	112,784	-	232,093

Increase (decrease) in net assets resulting from operations	9,264,706	795,676	40,435	197,419	(15,052)	264,884

Accumulation unit transactions:
Participant deposits	2,427,811	236,686	13,526	497,378	1,323,290	112,638
Transfers between investment sub-accounts and general account, net	(4,051)	44,853	100,711	(151,764)	(573,450)	(139,047)
Net surrenders and lapses	(2,911,284)	(257,183)	(2,775)	(509,831)	(930,216)	(85,808)
Contract benefits	(1,859,220)	(17,490)	-	(941)	(15,169)	(3,770)
Loan interest received	264,822	25,305	220	33,952	45,600	11,622
Transfers for policy loans	(633,539)	(28,569)	(627)	(29,361)	21,227	(19,505)
Contract charges	(2,142,365)	(181,758)	(10,321)	(394,713)	(1,216,054)	(71,325)
Other	142,314	19,403	1,012	27,310	34,430	8,876

Total net accumulation unit transactions	(4,715,512)	(158,753)	101,746	(527,970)	(1,310,342)	(186,319)

Increase (decrease) in net assets	4,549,194	636,923	142,181	(330,551)	(1,325,394)	78,565

Net assets, beginning of period	$46,108,286	$4,097,422	$212,277	$5,760,477	$9,120,804	$1,729,945

Net assets, end of period	$50,657,480	$4,734,345	$354,458	$5,429,926	$7,795,410	$1,808,510

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Global	Mutual Global	Mutual	Small Cap	Small Mid Cap
	Real Estate	Discovery	Shares	Value	Growth
Net investment income (loss)	$21,894	$4,366	$11,705	$(1,817)	$(1,937)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	21,926	32,512	50,363	26,623
Net realized gain (loss) from shares sold	44,766	2,763	24,718	30,938	(14,939)
Net unrealized appreciation (depreciation) on investments	23,324	1,839	(9,930)	(8,841)	41,732

Net realized and unrealized gain (loss) on investments	68,090	26,528	47,300	72,460	53,416

Increase (decrease) in net assets resulting from operations	89,984	30,894	59,005	70,643	51,479

Accumulation unit transactions:
Participant deposits	71,329	20,169	40,395	43,782	26,409
Transfers between investment sub-accounts and general account, net	2,860	(4,633)	5,813	19,266	5,605
Net surrenders and lapses	(97,110)	(12,539)	(52,220)	(69,275)	(3,941)
Contract benefits	(2,688)	-	(491)	(2,739)	(2,780)
Loan interest received	4,844	1,944	4,165	3,027	1,232
Transfers for policy loans	(25,608)	(724)	(8,442)	(3,117)	(80)
Contract charges	(60,791)	(20,080)	(44,515)	(36,070)	(17,679)
Other	4,835	1,870	3,629	3,148	1,097

Total net accumulation unit transactions	(102,329)	(13,993)	(51,666)	(41,978)	9,863

Increase (decrease) in net assets	(12,345)	16,901	7,339	28,665	61,342

Net assets, beginning of period	$991,412	$395,643	$813,318	$750,007	$244,085

Net assets, end of period	$979,067	$412,544	$820,657	$778,672	$305,427

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Franklin Templeton	Invesco	Invesco	Invesco	JP Morgan
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Insurance
	Products Trust	Funds	Funds	Funds	Trust
		Global Health	Mid Cap		Small Cap
	US Government	Care	Growth	Technology	Core
Net investment income (loss)	$7,937	$(12,303)	$(7,873)	$(16,990)	$(6,658)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	131,301	53,834	100,538	10,354
Net realized gain (loss) from shares sold	(1,714)	132,316	34,537	120,961	109,800
Net unrealized appreciation (depreciation) on investments	(2,903)	96,369	91,465	347,674	85,789

Net realized and unrealized gain (loss) on investments	(4,617)	359,986	179,836	569,173	205,943

Increase (decrease) in net assets resulting from operations	3,320	347,683	171,963	552,183	199,285

Accumulation unit transactions:
Participant deposits	39,708	134,158	46,694	104,432	66,836
Transfers between investment sub-accounts and general account, net	(5,098)	43,994	4,363	27,761	(70,012)
Net surrenders and lapses	(119)	(181,697)	(94,442)	(129,597)	(71,360)
Contract benefits	-	-	-	(7,553)	(21,908)
Loan interest received	1,023	12,033	5,426	9,828	5,060
Transfers for policy loans	(1,557)	(23,259)	(14,986)	(19,407)	(17,522)
Contract charges	(35,406)	(102,754)	(38,128)	(74,131)	(76,801)
Other	1,859	12,289	4,376	8,104	6,083

Total net accumulation unit transactions	410	(105,236)	(86,697)	(80,563)	(179,624)

Increase (decrease) in net assets	3,730	242,447	85,266	471,620	19,661

Net assets, beginning of period	$413,291	$2,354,681	$835,705	$1,650,923	$1,480,383

Net assets, end of period	$417,021	$2,597,128	$920,971	$2,122,543	$1,500,044

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

				Neuberger Berman	Neuberger Berman
	Morgan Stanley	Morgan Stanley	Morgan Stanley	Advisors	Advisors
	Investment Funds	Investment Funds	Investment Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets		Large Cap	Mid Cap
	Fixed Income	Equity	US Real Estate	Value	Growth
Net investment income (loss)	$83,186	$2,644	$1,219	$(2,558)	$(3,675)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	-	-	55,174	9,406
Net realized gain (loss) from shares sold	7,347	11,968	141	100,305	(19,076)
Net unrealized appreciation (depreciation) on investments	74,190	106,151	1,385	86,757	114,635

Net realized and unrealized gain (loss) on investments	81,537	118,119	1,526	242,236	104,965

Increase (decrease) in net assets resulting from operations	164,723	120,763	2,745	239,678	101,290

Accumulation unit transactions:
Participant deposits	24,963	3,421	-	103,733	29,301
Transfers between investment sub-accounts and general account, net	140,107	(25,690)	4,894	(56,221)	6,207
Net surrenders and lapses	(83,083)	(18,563)	-	(50,182)	(9,963)
Contract benefits	-	-	-	(665)	-
Loan interest received	-	283	-	6,204	2,848
Transfers for policy loans	-	4,315	-	(30,408)	14,426
Contract charges	(26,418)	(4,055)	(559)	(82,708)	(17,310)
Other	(109)	(2,203)	(4)	9,124	2,002

Total net accumulation unit transactions	55,460	(42,492)	4,331	(101,123)	27,511

Increase (decrease) in net assets	220,183	78,271	7,076	138,555	128,801

Net assets, beginning of period	$2,656,423	$349,931	$84,803	$1,948,942	$412,693

Net assets, end of period	$2,876,606	$428,202	$91,879	$2,087,497	$541,494

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Oppenheimer	Oppenheimer
	Advisors	Advisors	Advisors	Variable Account	Variable Account
	Management Trust	Management Trust	Management Trust	Funds	Funds
	Mid Cap Growth	Short Duration	Socially	Conservative	Global Strategic
	Class S	Bond	Responsive	Balanced/VA	Income/VA
Net investment income (loss)	$(4,221)	$16,797	$(14)	$896	$6,618

Realized and unrealized gain (loss) on investments:

Capital gains distributions	12,093	-	560	-	-
Net realized gain (loss) from shares sold	3,938	(19,671)	771	1,070	(10,709)
Net unrealized appreciation (depreciation) on investments	108,537	4,501	1,131	6,217	29,956

Net realized and unrealized gain (loss) on investments	124,568	(15,170)	2,462	7,287	19,247

Increase (decrease) in net assets resulting from operations	120,347	1,627	2,448	8,183	25,865

Accumulation unit transactions:
Participant deposits	37,279	165,273	2,133	2,520	38,589
Transfers between investment sub-accounts and general account, net	(14,863)	199,039	253	1,509	20,251
Net surrenders and lapses	(23,209)	(92,653)	-	-	(111,802)
Contract benefits	(1,022)	(61,115)	-	-	-
Loan interest received	2,445	18,844	25	119	1,265
Transfers for policy loans	(6,452)	(12,638)	(1,006)	(119)	(2,431)
Contract charges	(21,315)	(124,139)	(1,715)	(3,857)	(23,953)
Other	2,534	11,077	51	512	2,103

Total net accumulation unit transactions	(24,603)	103,688	(259)	684	(75,978)

Increase (decrease) in net assets	95,744	105,315	2,189	8,867	(50,113)

Net assets, beginning of period	$515,329	$2,463,392	$14,021	$102,096	$502,956

Net assets, end of period	$611,073	$2,568,707	$16,210	$110,963	$452,843

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Oppenheimer	Sentinel	Sentinel	Sentinel	Sentinel	Touchstone
	Variable Account	Variable	Variable	Variable	Variable	Variable
	Funds	Products Trust	Products Trust	Products Trust	Products Trust	Series Trust (3)
	Main Street				Small
	Small Cap/VA	Balanced	Bond	Common Stock	Company	Balanced
Net investment income (loss)	$(139)	$(32,857)	$(39,096)	$(205,942)	$(155,458)	$(7,287)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	3,651	-	-	196,144	690,155	-
Net realized gain (loss) from shares sold	541	736,805	(328,276)	6,394,683	2,747,128	2,059
Net unrealized appreciation (depreciation) on investments	4,577	(222,799)	502,331	(1,373,550)	(212,211)	125,918

Net realized and unrealized gain (loss) on investments	8,769	514,006	174,055	5,217,277	3,225,072	127,977

Increase (decrease) in net assets resulting from operations	8,630	481,149	134,959	5,011,335	3,069,614	120,690

Accumulation unit transactions:
Participant deposits	4,244	197,386	366,296	1,446,139	1,089,191	39,381
Transfers between investment sub-accounts and general account, net	20	(4,829,558)	(5,663,836)	(33,732,264)	(26,913,701)	5,120,292
Net surrenders and lapses	(2,765)	(139,816)	(220,392)	(1,208,087)	(2,113,444)	(65,400)
Contract benefits	-	(30,763)	(70,869)	(235,980)	(47,146)	(18,103)
Loan interest received	1,046	9,340	26,636	113,538	97,072	9,748
Transfers for policy loans	(168)	(78,243)	(27,929)	(234,592)	(85,160)	(561)
Contract charges	(4,942)	(216,298)	(337,908)	(1,369,397)	(1,066,252)	(52,715)
Other	300	18,473	22,490	107,335	96,986	4,286

Total net accumulation unit transactions	(2,265)	(5,069,479)	(5,905,512)	(35,113,308)	(28,942,454)	5,036,928

Increase (decrease) in net assets	6,365	(4,588,330)	(5,770,553)	(30,101,973)	(25,872,840)	5,157,618

Net assets, beginning of period	$68,425	$4,588,330	$5,770,553	$30,101,973	$25,872,840	$-

Net assets, end of period	$74,790	$-	$-	$-	$-	$5,157,618

(3) On October 27, 2017 the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Touchstone	Touchstone	Touchstone
	Variable	Variable	Variable	T Rowe Price	T Rowe Price	T Rowe Price
	Series Trust (3)	Series Trust (3)	Series Trust (3)	Equity Series	Equity Series	Equity Series
			Small	Blue Chip
	Bond	Common Stock	Company	Growth	Equity Income	Health Sciences
Net investment income (loss)	$(8,279)	$(45,893)	$(37,401)	$(13,845)	$34,179	$(28,598)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	-	-	23,846	462,155	91,720
Net realized gain (loss) from shares sold	330	8,903	24,919	199,473	304,101	441,439
Net unrealized appreciation (depreciation) on investments	38,158	963,274	1,339,963	294,824	(158,299)	347,166

Net realized and unrealized gain (loss) on investments	38,488	972,177	1,364,882	518,143	607,957	880,325

Increase (decrease) in net assets resulting from operations	30,209	926,284	1,327,481	504,298	642,136	851,727

Accumulation unit transactions:
Participant deposits	69,022	283,092	217,463	120,019	268,210	90,671
Transfers between investment sub-accounts and general account, net	5,995,732	32,810,797	26,313,578	50,105	(70,040)	(2,018,163)
Net surrenders and lapses	(54,204)	(199,292)	(223,086)	(92,263)	(283,345)	(67,781)
Contract benefits	-	(20,655)	(11,111)	(905)	(62,892)	(17,024)
Loan interest received	11,756	35,250	29,921	7,786	23,065	7,186
Transfers for policy loans	(13,323)	(84,858)	(73,632)	18,097	(46,978)	(22,214)
Contract charges	(65,163)	(290,881)	(223,862)	(78,752)	(217,061)	(97,012)
Other	5,261	26,218	22,699	7,203	18,213	14,984

Total net accumulation unit transactions	5,949,081	32,559,671	26,051,970	31,290	(370,828)	(2,109,353)

Increase (decrease) in net assets	5,979,290	33,485,955	27,379,451	535,588	271,308	(1,257,626)

Net assets, beginning of period	$-	$-	$-	$1,483,124	$4,583,801	$3,463,294

Net assets, end of period	$5,979,290	$33,485,955	$27,379,451	$2,018,712	$4,855,109	$2,205,668

(3) On October 27, 2017 the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2017

	T Rowe Price	Van Eck	Van Eck	Van Eck	Wells Fargo	Wells Fargo
	Equity Series	VIP Trust	VIP Trust	VIP Trust	Variable Trust	Variable Trust
	Personal Strategy	Emerging	Global	Unconstrained
	Balanced	Markets	Hard Assets	Emerging Markets	Discovery	Opportunity
Net investment income (loss)	$8,470	$(4,387)	$(10,725)	$15,905	$(60,212)	$3,592

Realized and unrealized gain (loss) on investments:

Capital gains distributions	93,643	-	-	-	374,993	400,561
Net realized gain (loss) from shares sold	(326)	78,216	(41,161)	(36,567)	436,444	134,802
Net unrealized appreciation (depreciation) on investments	8,295	650,642	39,750	138,582	992,093	360,402

Net realized and unrealized gain (loss) on investments	101,612	728,858	(1,411)	102,015	1,803,530	895,765

Increase (decrease) in net assets resulting from operations	110,082	724,471	(12,136)	117,920	1,743,318	899,357

Accumulation unit transactions:
Participant deposits	81,821	97,574	104,459	77,678	302,474	197,881
Transfers between investment sub-accounts and general account, net	1,481,932	(196,163)	182,473	5,938	(397,383)	(57,242)
Net surrenders and lapses	(2,033)	(261,965)	(75,522)	(37,490)	(266,536)	(116,857)
Contract benefits	-	(6,959)	(8,100)	(7,893)	(19,834)	(3,769)
Loan interest received	1,425	7,870	5,966	6,831	27,764	16,256
Transfers for policy loans	(12,397)	(22,849)	(8,453)	(3,864)	(80,094)	(41,102)
Contract charges	(41,622)	(83,774)	(88,831)	(62,640)	(322,801)	(183,623)
Other	4,081	6,191	5,693	4,702	33,058	17,999

Total net accumulation unit transactions	1,513,207	(460,075)	117,685	(16,738)	(723,352)	(170,457)

Increase (decrease) in net assets	1,623,289	264,396	105,549	101,182	1,019,966	728,900

Net assets, beginning of period	$304,196	$1,554,896	$1,406,835	$1,036,021	$6,439,850	$4,670,316

Net assets, end of period	$1,927,485	$1,819,292	$1,512,384	$1,137,203	$7,459,816	$5,399,216

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Alger Portfolios	Alger Portfolios	Alger Portfolios	Alliance Bernstein	Alliance Bernstein
	Capital	Large Cap	Small Cap	International	International
	Appreciation	Growth	Growth	Growth	Value
Net investment income (loss)	$(14,147)	$(117,823)	$(60,200)	$(885)	$13,317

Realized and unrealized gain (loss) on investments:

Capital gains distributions	18,933	52,102	1,000,144	-	-
Net realized gain (loss) from shares sold	108,726	502,427	(247,399)	910	4,309
Net unrealized appreciation (depreciation) on investments	(122,870)	(669,544)	(307,305)	(12,148)	(46,789)

Net realized and unrealized gain (loss) on investments	4,789	(115,015)	445,440	(11,238)	(42,480)

Increase (decrease) in net assets resulting from operations	(9,358)	(232,838)	385,240	(12,123)	(29,163)

Accumulation unit transactions:
Participant deposits	145,878	953,558	406,958	18,672	186,606
Transfers between investment sub-accounts and general account, net	25,176	362,332	(2,143)	12,091	153,468
Net surrenders and lapses	(133,394)	(943,826)	(491,623)	(5,936)	(141,313)
Contract benefits	-	(28,137)	(11,487)	-	(665)
Loan interest received	9,543	85,242	49,791	767	11,605
Transfers for policy loans	(88,129)	(302,253)	(71,395)	(2,539)	(25,203)
Contract charges	(102,102)	(764,039)	(391,019)	(10,411)	(134,901)
Other	10,517	62,234	32,531	482	9,057

Total net accumulation unit transactions	(132,511)	(574,889)	(478,387)	13,126	58,654

Increase (decrease) in net assets	(141,869)	(807,727)	(93,147)	1,003	29,491

Net assets, beginning of period	$2,561,485	$14,975,873	$7,314,893	$164,606	$2,444,778

Net assets, end of period	$2,419,616	$14,168,146	$7,221,746	$165,609	$2,474,269

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Small Mid Cap		Income &	Inflation
	Value	Value	Growth	Protection	International
Net investment income (loss)	$(3,093)	$304	$49,512	$16,484	$8,629

Realized and unrealized gain (loss) on investments:

Capital gains distributions	92,831	-	62,238	8,765	-
Net realized gain (loss) from shares sold	91,864	4,412	198,225	(12,819)	94,080
Net unrealized appreciation (depreciation) on investments	176,935	(413)	73,318	33,327	(354,998)

Net realized and unrealized gain (loss) on investments	361,630	3,999	333,781	29,273	(260,918)

Increase (decrease) in net assets resulting from operations	358,537	4,303	383,293	45,757	(252,289)

Accumulation unit transactions:
Participant deposits	119,396	4,667	226,430	100,466	316,438
Transfers between investment sub-accounts and general account, net	(145,199)	(14,702)	(48,629)	(18,201)	244,588
Net surrenders and lapses	(98,081)	(30,433)	(277,300)	(114,943)	(251,261)
Contract benefits	(457)	-	(17,299)	(601)	(661)
Loan interest received	7,874	-	13,987	10,768	20,037
Transfers for policy loans	(18,964)	-	(130,108)	(11,692)	(41,279)
Contract charges	(87,889)	(3,867)	(203,733)	(73,146)	(219,936)
Other	6,509	736	15,066	4,930	15,774

Total net accumulation unit transactions	(216,811)	(43,599)	(421,586)	(102,419)	83,700

Increase (decrease) in net assets	141,726	(39,296)	(38,293)	(56,662)	(168,589)

Net assets, beginning of period	$1,566,426	$74,530	$3,277,772	$1,232,276	$4,046,815

Net assets, end of period	$1,708,152	$35,234	$3,239,479	$1,175,614	$3,878,226

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	American Century	American Century	Deutsche	Deutsche	Deutsche
	Variable Portfolios	Variable Portfolios	Investment VIT	Investment VIT	Variable Series II
			Equity 500	Small Cap	Large Cap
	Ultra	Value	Index	Index	Value VIP
Net investment income (loss)	$(492)	$63,872	$13,385	$4,716	$(503)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	5,519	-	53,044	62,913	14,341
Net realized gain (loss) from shares sold	10,436	446,080	4,898	20,809	9,803
Net unrealized appreciation (depreciation) on investments	(9,472)	744,566	6,424	92,788	(39,764)

Net realized and unrealized gain (loss) on investments	6,483	1,190,646	64,366	176,510	(15,620)

Increase (decrease) in net assets resulting from operations	5,991	1,254,518	77,751	181,226	(16,123)

Accumulation unit transactions:
Participant deposits	7,689	425,293	27,754	42,007	28,021
Transfers between investment sub-accounts and general account, net	(3,534)	(145,428)	(2,942)	68,584	(3,605)
Net surrenders and lapses	-	(587,088)	(4,639)	(11,380)	(37,749)
Contract benefits	-	(23,906)	-	-	-
Loan interest received	106	28,941	248	2,824	910
Transfers for policy loans	(114)	(85,410)	(264)	(1,266)	(1,289)
Contract charges	(4,180)	(354,550)	(13,364)	(18,815)	(9,664)
Other	644	29,277	14	9,222	1,121

Total net accumulation unit transactions	611	(712,871)	6,807	91,176	(22,255)

Increase (decrease) in net assets	6,602	541,647	84,558	272,402	(38,378)

Net assets, beginning of period	$139,752	$6,806,946	$667,719	$766,454	$300,252

Net assets, end of period	$146,354	$7,348,593	$752,277	$1,038,856	$261,874

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Deutsche	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Series II	Investment	Investment	Investment	Investment
	Small Mid Cap		Opportunistic	Quality	Socially
	Value	Appreciation	Small Cap	Bond	Responsible
Net investment income (loss)	$(11,304)	$4,634	$(1,298)	$3,084	$907

Realized and unrealized gain (loss) on investments:

Capital gains distributions	208,960	80,486	11,427	-	23,003
Net realized gain (loss) from shares sold	115,414	14,780	6,127	1,989	3,791
Net unrealized appreciation (depreciation) on investments	(26,276)	(62,012)	7,319	(2,913)	(5,531)

Net realized and unrealized gain (loss) on investments	298,098	33,254	24,873	(924)	21,263

Increase (decrease) in net assets resulting from operations	286,794	37,888	23,575	2,160	22,170

Accumulation unit transactions:
Participant deposits	144,657	52,312	9,595	25,985	21,129
Transfers between investment sub-accounts and general account, net	(42,358)	(16,470)	(893)	19,047	5,780
Net surrenders and lapses	(164,618)	(23,739)	(4,374)	(18,253)	-
Contract benefits	(450)	-	-	-	(251)
Loan interest received	10,623	3,178	230	756	2,165
Transfers for policy loans	(32,779)	(32)	(281)	(16,175)	(2,554)
Contract charges	(103,812)	(29,797)	(6,973)	(23,856)	(15,451)
Other	7,906	2,114	547	1,622	1,196

Total net accumulation unit transactions	(180,831)	(12,434)	(2,149)	(10,874)	12,014

Increase (decrease) in net assets	105,963	25,454	21,426	(8,714)	34,184

Net assets, beginning of period	$2,029,947	$554,331	$143,318	$353,037	$230,320

Net assets, end of period	$2,135,910	$579,785	$164,744	$344,323	$264,504

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	VIPF Equity	VIPF	VIPF High	VIPF	VIPF II
	Income	Growth	Income	Overseas	Contrafund
Net investment income (loss)	$129,093	$(125,273)	$198,588	$55,752	$(1,839)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	607,912	1,499,308	-	15,047	1,019,987
Net realized gain (loss) from shares sold	187,278	596,040	33,447	91,069	447,793
Net unrealized appreciation (depreciation) on investments	547,893	(1,996,949)	348,996	(692,810)	(606,701)

Net realized and unrealized gain (loss) on investments	1,343,083	98,399	382,443	(586,694)	861,079

Increase (decrease) in net assets resulting from operations	1,472,176	(26,874)	581,031	(530,942)	859,240

Accumulation unit transactions:
Participant deposits	484,315	872,623	306,606	549,108	701,454
Transfers between investment sub-accounts and general account, net	(470,812)	(76,093)	(119,878)	313,197	(124,259)
Net surrenders and lapses	(515,959)	(823,517)	(388,554)	(510,174)	(963,294)
Contract benefits	(50,028)	(1,838)	(8,132)	(19,705)	(17,202)
Loan interest received	45,415	83,358	22,909	52,876	81,353
Transfers for policy loans	(66,415)	(173,996)	(82,033)	(96,633)	(131,563)
Contract charges	(506,679)	(868,587)	(277,236)	(476,842)	(675,525)
Other	39,050	73,639	22,114	39,102	57,284

Total net accumulation unit transactions	(1,041,113)	(914,411)	(524,204)	(149,071)	(1,071,752)

Increase (decrease) in net assets	431,063	(941,285)	56,827	(680,013)	(212,512)

Net assets, beginning of period	$9,406,315	$16,307,572	$4,575,134	$9,208,450	$13,321,536

Net assets, end of period	$9,837,378	$15,366,287	$4,631,961	$8,528,437	$13,109,024

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Franklin Templeton
	Insurance	Insurance	Insurance	Insurance	Insurance	Variable Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Products Trust
	VIPF II	VIPF III	VIPFIII	VIPF V	VIPF V	Foreign
	Index 500	Mid Cap	Value Strategies	Investment Grade	Money Market	Securities
Net investment income (loss)	$305,522	$(11,761)	$810	$88,417	$(58,564)	$18,764

Realized and unrealized gain (loss) on investments:

Capital gains distributions	45,778	231,691	-	2,796	-	29,086
Net realized gain (loss) from shares sold	1,636,442	85,988	4,885	17,129	-	26,677
Net unrealized appreciation (depreciation) on investments	2,620,856	118,737	10,972	117,421	-	24,880

Net realized and unrealized gain (loss) on investments	4,303,076	436,416	15,857	137,346	-	80,643

Increase (decrease) in net assets resulting from operations	4,608,598	424,655	16,667	225,763	(58,564)	99,407

Accumulation unit transactions:
Participant deposits	2,444,294	259,881	16,386	499,073	1,215,308	117,573
Transfers between investment sub-accounts and general account, net	(181,207)	(26,124)	3,063	(5,550)	754,308	(14,591)
Net surrenders and lapses	(2,342,626)	(155,679)	(910)	(426,918)	(1,116,864)	(116,920)
Contract benefits	(119,254)	(531)	-	(2,386)	(27,007)	-
Loan interest received	240,673	22,788	208	32,735	48,081	10,336
Transfers for policy loans	(738,546)	(57,509)	(6,321)	(75,853)	(108,336)	(53,263)
Contract charges	(2,199,822)	(185,891)	(9,762)	(406,211)	(1,254,516)	(72,992)
Other	200,555	16,223	853	27,873	34,663	6,632

Total net accumulation unit transactions	(2,695,933)	(126,842)	3,517	(357,237)	(454,363)	(123,225)

Increase (decrease) in net assets	1,912,665	297,813	20,184	(131,474)	(512,927)	(23,818)

Net assets, beginning of period	$44,195,621	$3,799,609	$192,093	$5,891,951	$9,633,731	$1,753,763

Net assets, end of period	$46,108,286	$4,097,422	$212,277	$5,760,477	$9,120,804	$1,729,945

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Global	Mutual Global	Mutual	Small Cap	Small Mid Cap
	Real Estate	Discovery	Shares	Value	Growth
Net investment income (loss)	$3,322	$3,816	$9,226	$256	$(1,981)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	28,358	63,941	96,977	30,157
Net realized gain (loss) from shares sold	49,168	(2,144)	34,495	21,669	(24,703)
Net unrealized appreciation (depreciation) on investments	(53,150)	9,796	826	51,182	4,991

Net realized and unrealized gain (loss) on investments	(3,982)	36,010	99,262	169,828	10,445

Increase (decrease) in net assets resulting from operations	(660)	39,826	108,488	170,084	8,464

Accumulation unit transactions:
Participant deposits	75,804	19,992	42,179	41,619	27,445
Transfers between investment sub-accounts and general account, net	(4,646)	1,530	(40,629)	(21,621)	(8,177)
Net surrenders and lapses	(88,450)	(38,597)	(82,681)	(26,117)	(43,599)
Contract benefits	(579)	-	-	-	-
Loan interest received	5,683	2,280	3,846	3,656	607
Transfers for policy loans	(11,897)	4,548	(8,445)	11,834	(18,023)
Contract charges	(63,417)	(20,864)	(48,266)	(35,925)	(18,894)
Other	4,735	2,255	3,210	2,735	1,107

Total net accumulation unit transactions	(82,767)	(28,856)	(130,786)	(23,819)	(59,534)

Increase (decrease) in net assets	(83,427)	10,970	(22,298)	146,265	(51,070)

Net assets, beginning of period	$1,074,839	$384,673	$835,616	$603,742	$295,155

Net assets, end of period	$991,412	$395,643	$813,318	$750,007	$244,085

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton	Invesco	Invesco	Invesco	JP Morgan
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Insurance
	Products Trust	Funds	Funds	Funds	Trust
		Global Health	Mid Cap		Small Cap
	US Government	Care	Growth	Technology	Core
Net investment income (loss)	$7,180	$(21,952)	$(7,641)	$(13,891)	$(3,195)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	387,906	87,403	73,194	110,255
Net realized gain (loss) from shares sold	(22,718)	161,694	28,016	55,086	66,812
Net unrealized appreciation (depreciation) on investments	18,893	(871,133)	(109,629)	(142,203)	75,362

Net realized and unrealized gain (loss) on investments	(3,825)	(321,533)	5,790	(13,923)	252,429

Increase (decrease) in net assets resulting from operations	3,355	(343,485)	(1,851)	(27,814)	249,234

Accumulation unit transactions:
Participant deposits	50,361	153,543	55,466	112,875	74,818
Transfers between investment sub-accounts and general account, net	5,362	103,785	9,158	8,098	4,678
Net surrenders and lapses	(497,802)	(266,144)	(72,369)	(73,810)	(79,087)
Contract benefits	-	(15,709)	-	-	(584)
Loan interest received	1,007	11,864	4,160	9,033	5,084
Transfers for policy loans	(1,640)	(40,925)	(30,663)	(31,074)	(16,244)
Contract charges	(40,438)	(118,034)	(42,804)	(71,673)	(79,116)
Other	2,007	10,712	4,021	6,330	6,052

Total net accumulation unit transactions	(481,143)	(160,908)	(73,031)	(40,221)	(84,399)

Increase (decrease) in net assets	(477,788)	(504,393)	(74,882)	(68,035)	164,835

Net assets, beginning of period	$891,079	$2,859,074	$910,587	$1,718,958	$1,315,548

Net assets, end of period	$413,291	$2,354,681	$835,705	$1,650,923	$1,480,383

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

				Neuberger Berman	Neuberger Berman
	Morgan Stanley	Morgan Stanley	Morgan Stanley	Advisors	Advisors
	Investment Funds	Investment Funds	Investment Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets		Large Cap	Mid Cap
	Fixed Income	Equity	US Real Estate	Value	Growth
Net investment income (loss)	$44,717	$1,660	$1,310	$1,194	$(3,582)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	-	-	154,678	20,477
Net realized gain (loss) from shares sold	2,202	14,205	10,092	154,412	(9,888)
Net unrealized appreciation (depreciation) on investments	99,861	18,067	(5,589)	85,249	7,728

Net realized and unrealized gain (loss) on investments	102,063	32,272	4,503	394,339	18,317

Increase (decrease) in net assets resulting from operations	146,780	33,932	5,813	395,533	14,735

Accumulation unit transactions:
Participant deposits	25,764	4,431	5,825	99,934	35,557
Transfers between investment sub-accounts and general account, net	(7,759)	-	(972)	(51,849)	(8,428)
Net surrenders and lapses	(74,699)	(131,218)	(113,344)	(341,105)	(38,784)
Contract benefits	-	-	-	-	(9,906)
Loan interest received	-	4,417	5,067	6,487	1,117
Transfers for policy loans	-	69,805	79,140	4,343	(41,432)
Contract charges	(25,979)	(9,524)	(7,366)	(99,047)	(18,992)
Other	(3,664)	3,974	(158)	6,603	1,875

Total net accumulation unit transactions	(86,337)	(58,115)	(31,808)	(374,634)	(78,993)

Increase (decrease) in net assets	60,443	(24,183)	(25,995)	20,899	(64,258)

Net assets, beginning of period	$2,595,980	$374,114	$110,798	$1,928,043	$476,951

Net assets, end of period	$2,656,423	$349,931	$84,803	$1,948,942	$412,693

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Oppenheimer	Oppenheimer
	Advisors	Advisors	Advisors	Variable Account	Variable Account
	Management Trust	Management Trust	Management Trust	Funds	Funds
	Mid Cap Growth	Short Duration	Socially	Conservative	Global Strategic
	Class S	Bond	Responsive	Balanced/VA	Income/VA
Net investment income (loss)	$(3,904)	$9,558	$33	$1,220	$18,763

Realized and unrealized gain (loss) on investments:

Capital gains distributions	25,847	-	488	-	-
Net realized gain (loss) from shares sold	(3,719)	(37,864)	522	2,476	(6,439)
Net unrealized appreciation (depreciation) on investments	1,500	38,752	(30)	45	13,609

Net realized and unrealized gain (loss) on investments	23,628	888	980	2,521	7,170

Increase (decrease) in net assets resulting from operations	19,724	10,446	1,013	3,741	25,933

Accumulation unit transactions:
Participant deposits	36,600	198,363	1,702	2,004	38,448
Transfers between investment sub-accounts and general account, net	(2,166)	36,271	3,517	5,935	(4,713)
Net surrenders and lapses	(47,532)	(353,803)	-	(8,805)	(14,674)
Contract benefits	-	(411)	-	-	-
Loan interest received	3,329	17,345	-	106	1,158
Transfers for policy loans	1,202	(63,374)	(407)	(113)	(17,426)
Contract charges	(23,354)	(145,210)	(1,152)	(3,338)	(24,371)
Other	2,236	10,473	34	475	2,133

Total net accumulation unit transactions	(29,685)	(300,346)	3,694	(3,736)	(19,445)

Increase (decrease) in net assets	(9,961)	(289,900)	4,707	5	6,488

Net assets, beginning of period	$525,290	$2,753,292	$9,314	$102,091	$496,468

Net assets, end of period	$515,329	$2,463,392	$14,021	$102,096	$502,956

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Oppenheimer	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable Account	Variable	Variable	Variable	Variable	Variable
	Funds	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Main Street				Mid Cap
	Small Cap/VA	Balanced	Bond	Common Stock	Growth (1)	Small Company
Net investment income (loss)	$(485)	$26,087	$71,448	$245,593	$(16,555)	$(151,880)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	3,078	74,565	-	2,481,925	745,857	1,795,880
Net realized gain (loss) from shares sold	(12,274)	47,868	(65,786)	727,006	(537,247)	302,805
Net unrealized appreciation (depreciation) on investments	21,836	127,057	(1,260)	(566,086)	63,381	2,106,742

Net realized and unrealized gain (loss) on investments	12,640	249,490	(67,046)	2,642,845	271,991	4,205,427

Increase (decrease) in net assets resulting from operations	12,155	275,577	4,402	2,888,438	255,436	4,053,547

Accumulation unit transactions:
Participant deposits	4,629	253,294	505,861	1,836,952	241,075	1,157,684
Transfers between investment sub-accounts and general account, net	11,452	172,195	52,595	(451,962)	(8,164,657)	7,508,612
Net surrenders and lapses	(30,673)	(203,955)	(502,104)	(1,600,695)	(228,311)	(1,404,519)
Contract benefits	-	(200)	(1,695)	(55,448)	(63,186)	(98,551)
Loan interest received	330	16,720	36,848	162,985	22,206	104,145
Transfers for policy loans	(6,682)	(59,513)	(44,294)	(372,078)	(31,464)	(185,368)
Contract charges	(5,185)	(260,603)	(464,484)	(1,763,953)	(232,087)	(1,104,793)
Other	1,379	20,180	27,185	128,966	11,305	87,846

Total net accumulation unit transactions	(24,750)	(61,882)	(390,088)	(2,115,233)	(8,445,119)	6,065,056

Increase (decrease) in net assets	(12,595)	213,695	(385,686)	773,205	(8,189,683)	10,118,603

Net assets, beginning of period	$81,020	$4,374,635	$6,156,239	$29,328,768	$8,189,683	$15,754,237

Net assets, end of period	$68,425	$4,588,330	$5,770,553	$30,101,973	$-	$25,872,840

(1) During 2016, the Sentinel Mid Cap Growth fund was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price	Van Eck	Van Eck
	Equity Series	Equity Series	Equity Series	Equity Series	VIP Trust	VIP Trust
	Blue Chip			Personal Strategy	Emerging	Global
	Growth	Equity Income	Health Sciences	Balanced	Markets	Hard Assets
Net investment income (loss)	$(11,509)	$54,332	$(29,802)	$2,349	$(3,952)	$(5,537)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	426,756	26,287	6,841	7,895	-
Net realized gain (loss) from shares sold	91,961	302,361	80,381	(3,110)	(8,694)	(87,017)
Net unrealized appreciation (depreciation) on investments	(85,845)	(51,601)	(434,823)	10,442	5,100	577,072

Net realized and unrealized gain (loss) on investments	6,116	677,516	(328,155)	14,173	4,301	490,055

Increase (decrease) in net assets resulting from operations	(5,393)	731,848	(357,957)	16,522	349	484,518

Accumulation unit transactions:
Participant deposits	111,833	318,938	271,584	22,640	119,091	118,150
Transfers between investment sub-accounts and general account, net	50,152	(288,387)	31,584	(1,080)	34,473	(144,408)
Net surrenders and lapses	(68,301)	(268,566)	(106,754)	-	(74,060)	(72,867)
Contract benefits	-	(896)	-	-	(263)	(315)
Loan interest received	6,294	20,089	37,708	1,063	5,887	5,206
Transfers for policy loans	(36,897)	(59,185)	606,327	(6,357)	(28,499)	(15,652)
Contract charges	(73,710)	(239,377)	(95,959)	(37,637)	(82,812)	(87,539)
Other	6,402	17,527	15,884	1,268	5,497	5,294

Total net accumulation unit transactions	(4,227)	(499,857)	760,374	(20,103)	(20,686)	(192,131)

Increase (decrease) in net assets	(9,620)	231,991	402,417	(3,581)	(20,337)	292,387

Net assets, beginning of period	$1,492,744	$4,351,810	$3,060,877	$307,777	$1,575,233	$1,114,448

Net assets, end of period	$1,483,124	$4,583,801	$3,463,294	$304,196	$1,554,896	$1,406,835

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Van Eck	Wells Fargo	Wells Fargo
	VIP Trust	Variable Trust	Variable Trust
	Unconstrained
	Emerging Markets	Discovery	Opportunity
Net investment income (loss)	$(8,328)	$(54,162)	$63,982

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	482,883	449,237
Net realized gain (loss) from shares sold	(57,601)	338,476	188,309
Net unrealized appreciation (depreciation) on investments	122,815	(344,020)	(211,096)

Net realized and unrealized gain (loss) on investments	65,214	477,339	426,450

Increase (decrease) in net assets resulting from operations	56,886	423,177	490,432

Accumulation unit transactions:
Participant deposits	88,691	333,719	207,277
Transfers between investment sub-accounts and general account, net	(13,001)	(102,121)	(50,763)
Net surrenders and lapses	(61,055)	(540,915)	(246,240)
Contract benefits	(259)	(35,452)	(4,738)
Loan interest received	6,385	24,559	14,932
Transfers for policy loans	(14,573)	(108,211)	(27,096)
Contract charges	(62,174)	(326,380)	(185,892)
Other	4,273	29,898	26,527

Total net accumulation unit transactions	(51,713)	(724,903)	(265,993)

Increase (decrease) in net assets	5,173	(301,726)	224,439

Net assets, beginning of period	$1,030,848	$6,741,576	$4,445,877

Net assets, end of period	$1,036,021	$6,439,850	$4,670,316

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the “Variable” Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., a controlled affiliate of National Life, is the principal underwriter for the variable life insurance policies issued by National Life.

National Life maintains four products within the Variable Account. The VariTrak product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider product to be used exclusively for National Life’s flexible premium variable universal life policies known collectively as Benefit Provider. On December 23, 2008, National Life established the Investor Select product to be used exclusively for National Life’s flexible premium universal variable life policies known collectively as Investor Select. Effective January 1, 2009, National Life no longer offers new issues of VariTrak, Estate Provider, and Benefit Provider products.

The Variable Account invests the accumulated policyholder policy values in shares of mutual fund portfolios within The Alger Portfolios, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Deutsche Investment VIT Funds, Deutsche Variable Series II, Dreyfus Variable Investment Funds (“VIF”), Dreyfus Sustainable US Equity Portfolio, Fidelity Variable Insurance Product Funds (“VIPF”), Franklin Templeton Variable Insurance Products Trust, Invesco Variable Insurance Funds (“V.I.”), JP Morgan Insurance Trust, Morgan Stanley Investment Funds, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Touchstone Variable Series Trust, T. Rowe Price Equity Series, Van Eck VIP Trust, and Wells Fargo Variable Trust. Net premiums received by the Variable Account are deposited in the portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the VIPF Money Market Fund. Policyholders may also direct the allocations of their policy value to a declared interest account (within the General Account of National Life) and may transfer policy value between the portfolios within the Variable Account and the declared interest account.

There are sixty-five sub-accounts within the Variable Account as of December 31, 2017. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder policy values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

During 2017, the following changes were made: On October 27, 2017 the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds. The Dreyfus Socially Responsible Growth Fund was renamed Dreyfus Sustainable US Equity Portfolio and the Deutsche Large Cap Value VIP was renamed Deutsche CROCI US VIP.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the financial statements:

Investments

The portfolios consist of the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alliance Bernstein International Growth Fund, Alliance Bernstein International Growth Fund, Alliance Bernstein International Value Fund, Alliance Bernstein Small/Mid Cap Value Fund, Alliance Bernstein Value Fund, American Century Income & Growth Portfolio, American Century Inflation Protection Portfolio, American Century International Portfolio, American Century Ultra Portfolio, American Century Value Portfolio, Deutsche CROCI US VIP Fund, Deutsche Equity 500 Index Fund, Deutsche Small Cap Index Fund, Deutsche Small Mid Cap Value VIP Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Opportunistic Small Cap Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Sustainable US Equity Portfolio, Fidelity VIPF Equity Income Portfolio, Fidelity VIPF Growth Portfolio, Fidelity VIPF High Income Portfolio, Fidelity VIPF Overseas Portfolio, Fidelity VIPF II Contrafund Portfolio, Fidelity VIPF II Index 500 Portfolio, Fidelity VIPF III Mid Cap Portfolio, Fidelity VIPF III Value Strategies Portfolio, Fidelity VIPF V Investment Grade Bond Portfolio, Fidelity VIPF V Money Market, Franklin Templeton Foreign Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Mutual Global Discovery Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton Small Mid Cap Growth Securities Fund, Franklin Templeton US Government Securities Fund, Invesco Global Health Care Fund, Invesco Mid Cap Growth Fund, Invesco Technology Fund, JP Morgan Small Cap Core Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Large Cap Value Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Mid Cap Growth Class S Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Conservative Balanced/VA Fund, Oppenheimer Global Strategic Income/VA Fund, Oppenheimer Main Street Small Cap/VA Fund, Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund, Touchstone Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, T Rowe Price Personal Strategy Balanced Portfolio, Van Eck Emerging Markets Fund, Van Eck Global Hard Assets Fund, Van Eck Unconstrained Emerging Markets Bond Fund, Wells Fargo Discovery Fund and Wells Fargo Opportunity Fund.

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820. Under that hierarchy, Level 1 inputs consist of quoted prices in active markets for identical investments. The change in the difference between cost and market value is reflected as unrealized appreciation (depreciation) in the Statements of Operations.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

Policyholder Transactions

Policyholders may allocate amounts in their policy value to the Variable Account and to the guaranteed interest account of National Life’s General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between the Variable Account and the guaranteed interest account, net, are amounts that policyholders have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to policyholders and beneficiaries made under the terms of the policies and amounts that policyholders have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for policy benefits and terminations. Included in policy charges are administrative, cost of insurance, and other variable charges deducted monthly from the policies.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2017 and through the financial statement issuance date. National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NOTE 3 - CHARGES AND EXPENSES

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account. Such charges reimburse National Life for the insurance, other benefits provided, policy administration and its assumption of mortality and expense risks. The mortality risk assumed is that the insured under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – VariTrak Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Premium Tax Charge	Upon receipt of premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount	$0 - $2 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount	$1.10 to $37.75 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount withdrawn or $25	Deducted from Withdrawal Amount
Transfer Fees	Upon making a transfer	$25 per transfer in excess of 5 transfers in any one Policy Year	Deducted from Transfer Amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Unit Liquidation from Policy Value
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of Policy	Unit liquidation from Policy Value
Mortality and Expense Risk Fees	Deducted Daily	Annual rate of 0.90% of the average daily net assets of each subaccount of the Variable Account	Deducted from sub- accounts as a Reduction in Unit Value
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1000 of Face Amount	Unit liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Investor Select Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	6.00% of each premium payment	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount	Varies based on the characteristics of the insureds	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Policy Value
Policy Value Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	Unit Liquidation from Policy Value
Policy Fee	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50 per month	Unit Liquidation from Policy Value
Expense Charge	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in the Face Amount	Varies based on the face amount of the policy at issue, age of the insureds and other factors	Unit Liquidation from Policy Value
Withdrawal Charge	Upon making a Withdrawal	$25 per withdrawal	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	0% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 per report	Pro-Rata Unit Liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Estate Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	7.40% - 10.40% depending on Policy Year	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse before the end of Policy Year 10, or the ten years after an increase in the Basic Coverage	Based on Joint Age at issue or time of increase; Level up to 5 years, declines thereafter each month by 1/60 of initial surrender charge	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Policy Value
Variable Account Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.75% - 0.90% in Policy Years 1 - 10	Unit Liquidation from Policy Value
Administrative Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 - $15.00 per month plus $0.08 to $0.09 per $1000 of basic coverage	Unit Liquidation from Policy Value
Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the Withdrawal amount or $25	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer in excess of 12 transfers in any one Policy Year	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Pro-Rata Unit Liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Benefit Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Distribution Charge	Upon receipt of Premium Payment	5% - 15% of Premiums paid during the Policy Year up to the Target Premium, plus 0.5% - 2.5% of Premiums paid in excess of the Target Premium, depending on the Policy Year	Deducted from Premium Payment
Premium Tax Charge	Upon receipt of Premium Payment	Amount varies by State, and may range from 2% to as high as 12% in certain jurisdictions in Kentucky	Deducted from Premium Payment
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of the Policy	Unit liquidation from Policy Value
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Currently $5.50 per month; Guaranteed not to exceed $8.00 per month	Unit liquidation from Policy Value
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$1.67 per month in Policy Year 1, and $3.75 per month in Policy Years 2 – 5	Unit liquidation from Policy Value
Mortality and Expense Risk Charge	Deducted Daily	Annual rate of 0% - 0.22% of the average daily net assets of each sub-account of the Variable Account; Guaranteed not to exceed Annual rate of 0.60%	Deducted from sub- accounts as a reduction in Unit Value
Variable Account Administration Charge	Deducted Daily	Annual Rate of 0.10% during the first 20 Policy Years, and annual rate of 0.07% thereafter	Deducted from sub- accounts as a reduction in Unit Value
Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12 transfers in any one Policy Year	Deducted from Transfer amount
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 – INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2017 are set forth below:

Portfolio	Shares	Cost
Alger Portfolios
Capital Appreciation Portfolio	33,814	$2,360,737
Large Cap Growth Portfolio	256,409	12,293,397
Small Cap Growth Portfolio	345,823	8,538,418
Alliance Bernstein Variable Products Series
International Growth Fund	7,992	147,909
International Value Fund	166,697	2,219,648
Small/Mid Cap Value Fund	81,839	1,551,320
Value Fund	2,357	34,283
American Century Variable Portfolios
Income & Growth Portfolio	352,258	2,726,020
Inflation Protection Portfolio	118,353	1,300,316
International Portfolio	361,729	3,080,630
Ultra Portfolio	9,117	126,993
Value Portfolio	694,121	4,798,873
Deutsche Investment VIT Funds
Equity 500 Index Fund	41,331	759,004
Small Cap Index Fund	53,778	812,962
Deutsche Variable Series II
CROCI US VIP Portfolio (1)	18,162	262,972
Small Mid Cap Value VIP Portfolio	130,144	1,701,846
Dreyfus Variable Investment Funds
Appreciation Portfolio	15,671	648,104
Opportunistic Small Cap Portfolio	2,846	116,922
Quality Bond Portfolio	29,323	353,796
Sustainable US Equity Portfolio (2)	6,356	233,530
Fidelity Variable Insurance Products
VIPF Equity Income Portfolio	438,267	8,697,664
VIPF Growth Portfolio	251,139	10,673,091
VIPF High Income Portfolio	824,839	4,496,902
VIPF Overseas Portfolio	514,085	8,988,761
VIPF II Contrafund Portfolio	391,853	10,631,537
VIPF II Index 500 Portfolio	186,804	28,684,089
VIPF III Mid Cap Portfolio	121,581	3,823,937
VIPF III Value Strategies Portfolio	24,839	332,148
VIPF V Investment Grade Bond Portfolio	424,213	5,437,694
VIPF V Money Market	7,795,410	7,795,410
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	116,904	1,670,260
Global Real Estate Fund	59,266	865,310
Mutual Global Discovery Securities Fund	20,243	429,500
Mutual Shares Securities Fund	40,307	745,250
Small Cap Value Securities Fund	39,327	730,996
Small Mid Cap Growth Securities Fund	17,130	316,124
US Government Securities Fund	33,740	431,641

(1)	During 2017 the Deutsche Large Cap Value Fund was renamed the CROCI US VIP Fund.

(2)	During 2017 the Dreyfus Socially Responsible Growth Fund was renamed the Sustainable US Equity Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2017 are set forth below:

Portfolio	Shares	Cost
Invesco Variable Insurance Funds
Global Health Care Fund	98,227	$2,325,049
Mid Cap Growth Fund	163,874	750,882
Technology Fund	92,405	1,615,172
JP Morgan Insurance Trust
Small Cap Core Portfolio	58,504	1,063,687
Morgan Stanley Investment Funds
Core Plus Fixed Income Portfolio	261,986	2,733,622
Emerging Markets Equity Portfolio	24,275	330,911
US Real Estate Portfolio	4,230	72,507
Neuberger Berman Advisors Management Trust
Large Cap Value Portfolio	124,925	1,533,572
Mid Cap Growth Portfolio	19,485	458,106
Mid Cap Growth Class S Portfolio (1)	23,713	521,830
Short Duration Bond Portfolio	245,574	2,655,929
Socially Responsive Portfolio	633	14,310
Oppenheimer Variable Account Funds
Conservative Balance/VA Fund (2)	7,063	101,015
Global Strategic Income/VA Fund	85,928	465,701
Main Street Small Cap/VA Fund	2,942	63,748
Sentinel Variable Products Trust (3)
Balanced Fund	-	-
Bond Fund	-	-
Common Stock Fund	-	-
Small Company Fund	-	-
Touchstone Variable Series Trust (3)
Balanced Fund	347,314	5,031,699
Bond Fund	622,843	5,941,131
Common Stock Fund	1,786,871	32,522,681
Small Company Fund	1,740,588	26,039,488
T Rowe Price Equity Series
Blue Chip Growth Portfolio	66,867	1,126,560
Equity Income Portfolio	166,499	3,905,780
Health Sciences Portfolio	54,153	1,965,306
Personal Strategy Balanced Portfolio	91,393	1,945,614
Van Eck VIP Trust
Emerging Markets Fund	116,397	1,449,588
Global Hard Assets Fund	63,733	1,514,022
Unconstrained Emerging Markets Bond Fund	127,776	1,240,191
Wells Fargo Variable Trust
Discovery Fund	235,029	5,818,207
Opportunity Fund	198,939	4,094,649

The cost also represents the aggregate cost for federal income tax purposes.

(3)	On October 27, 2017, the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2017 aggregated the following:

Portfolio	Purchases	Redemptions
Alger Portfolios
Capital Appreciation Portfolio	$514,238	$696,160
Large Cap Growth Portfolio	2,774,784	3,531,539
Small Cap Growth Portfolio	584,167	1,434,808
Alliance Bernstein Variable Products Series
International Growth Fund	31,983	65,096
International Value Fund	361,390	654,751
Small/Mid Cap Value Fund	405,101	458,972
Value Fund	7,126	5,798
American Century Variable Portfolios
Income & Growth Portfolio	578,763	527,636
Inflation Protection Portfolio	249,555	226,233
International Portfolio	663,075	1,257,530
Ultra Portfolio	20,388	27,123
Value Portfolio	1,116,511	1,189,844
Deutsche Investment VIT Funds
Equity 500 Index Fund	100,641	43,757
Small Cap Index Fund	223,117	357,371
Deutsche Variable Series II
CROCI US VIP Portfolio (1)	27,108	38,982
Small Mid Cap Value VIP Portfolio	479,349	452,143
Dreyfus Variable Investment Funds
Appreciation Portfolio	162,645	105,774
Opportunistic Small Cap Portfolio	21,792	47,421
Quality Bond Portfolio	62,288	63,798
Sustainable US Equity Portfolio (2)	53,846	79,373
Fidelity Variable Insurance Products
VIPF Equity Income Portfolio	1,238,908	1,446,733
VIPF Growth Portfolio	2,411,704	3,083,594
VIPF High Income Portfolio	760,348	958,230
VIPF Overseas Portfolio	2,645,165	1,801,496
VIPF II Contrafund Portfolio	2,050,912	2,180,211
VIPF II Index 500 Portfolio	5,635,668	9,713,658
VIPF III Mid Cap Portfolio	715,095	681,529
VIPF III Value Strategies Portfolio	187,172	27,891
VIPF V Investment Grade Bond Portfolio	1,335,769	1,752,926
VIPF V Money Market	28,982,162	30,307,556
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	289,618	443,145
Global Real Estate Fund	199,819	280,253
Mutual Global Discovery Securities Fund	73,977	61,679
Mutual Shares Securities Fund	121,501	128,949
Small Cap Value Securities Fund	157,464	150,897
Small Mid Cap Growth Securities Fund	101,285	66,737
US Government Securities Fund	80,385	72,039

(1)	During 2017 the Deutsche Large Cap Value Fund was renamed the CROCI US VIP Fund.

(2)	During 2017 the Dreyfus Socially Responsible Growth Fund was renamed the Sustainable US Equity Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2017 aggregated the following:

Portfolio	Purchases	Redemptions
Invesco Variable Insurance Funds
Global Health Care Fund	$455,356	$441,596
Mid Cap Growth Fund	135,035	175,771
Technology Fund	359,823	356,839
JP Morgan Insurance Trust
Small Cap Core Portfolio	109,962	285,890
Morgan Stanley Investment Funds
Core Plus Fixed Income Portfolio	299,514	160,867
Emerging Markets Equity Portfolio	22,357	62,204
US Real Estate Portfolio	6,217	667
Neuberger Berman Advisors Management Trust
Large Cap Value Portfolio	293,541	342,048
Mid Cap Growth Portfolio	154,803	121,562
Mid Cap Growth Class S Portfolio	59,003	75,733
Short Duration Bond Portfolio	589,955	469,470
Socially Responsive Portfolio	4,274	3,987
Oppenheimer Variable Account Funds
Conservative Balance/VA Fund	7,968	6,387
Global Strategic Income/VA Fund	90,745	160,105
Main Street Small Cap/VA Fund	13,187	11,941
Sentinel Variable Products Trust (3)
Balanced Fund	552,041	5,654,378
Bond Fund	868,388	6,812,997
Common Stock Fund	2,318,364	37,441,470
Small Company Fund	2,476,913	30,884,669
Touchstone Variable Series Trust (3)
Balanced Fund	5,210,619	180,977
Bond Fund	6,166,093	225,291
Common Stock Fund	33,528,015	1,014,236
Small Company Fund	26,927,421	912,853
T Rowe Price Equity Series
Blue Chip Growth Portfolio	492,609	451,319
Equity Income Portfolio	1,115,905	990,398
Health Sciences Portfolio	246,341	2,292,572
Personal Strategy Balanced Portfolio	1,845,675	230,355
Van Eck VIP Trust
Emerging Markets Fund	324,959	789,422
Global Hard Assets Fund	452,445	345,485
Unconstrained Emerging Markets Bond Fund	192,491	193,324
Wells Fargo Variable Trust
Discovery Fund	882,813	1,291,384
Opportunity Fund	717,579	483,884

(3)	On October 27, 2017, the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2017
	Alger Portfolios				Alger Portfolios				Alger Portfolios
	Capital Appreciation				Large Cap Growth				Small Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	83,439.72	1,540.54	9,362.88	15,445.68	375,451.52	8,591.69	35,752.27	6,170.27	295,911.77	255.51	161.54	2,695.27
Units issued	3,870.57	396.13	246.67	3,361.47	19,209.18	1,154.01	1,479.36	358.98	12,882.39	33.16	5.44	414.11
Units transferred	(6,186.39)	(261.07)	-	(4,373.99)	(15,557.55)	(484.12)	(1,860.09)	(1,052.70)	(6,130.14)	(12.74)	-	(489.41)
Units redeemed	(7,406.32)	(333.60)	(1,127.88)	(334.81)	(51,779.50)	(1,101.90)	(953.15)	(436.45)	(34,170.62)	(91.31)	(4.04)	(256.73)
Ending balance	73,717.58	1,341.99	8,481.67	14,098.36	327,323.64	8,159.69	34,418.41	5,040.11	268,493.42	184.62	162.96	2,363.24

	Alliance Bernstein				Alliance Bernstein				Alliance Bernstein
	International Growth				International Value				Small/Mid Cap Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	6,064.47	2,624.15	1,591.72	-	133,423.13	14,738.85	14,715.96	-	40,115.09	2,356.13	5,302.96	-
Units issued	556.00	257.79	8.75	-	7,626.25	912.61	540.51	-	2,439.87	278.98	177.92	-
Units transferred	(1,231.86)	(121.12)	(162.87)	-	(7,004.12)	687.23	(1,516.94)	-	913.13	55.58	18.56	-
Units redeemed	(615.93)	(332.60)	(109.87)	-	(18,019.26)	(1,149.87)	(1,436.37)	-	(5,901.55)	(312.92)	(1,224.02)	-
Ending balance	4,772.68	2,428.23	1,327.73	-	116,026.01	15,188.82	12,303.17	-	37,566.54	2,377.77	4,275.41	-

					American Century				American Century
	Alliance Bernstein				Variable Portfolios				Variable Portfolios
	Value				Income & Growth				Inflation Protection
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	1,260.87	257.31	-	-	132,759.96	-	8,037.42	4,793.37	60,884.28	1,719.23	9,991.96	63,372.15
Units issued	95.83	55.07	-	-	8,210.29	-	1,378.75	62.30	5,240.41	138.69	17.56	-
Units transferred	43.62	2.76	-	-	2,848.04	-	52.75	(20.10)	(56.82)	141.67	69.48	-
Units redeemed	(70.35)	(82.14)	-	-	(14,445.37)	-	(1,570.63)	(268.91)	(5,544.81)	(92.88)	(29.19)	(598.54)
Ending balance	1,329.97	233.00	-	-	129,372.92	-	7,898.30	4,566.66	60,523.06	1,906.72	10,049.82	62,773.61

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2017
	American Century				American Century				American Century
	Variable Portfolios				Variable Portfolios				Variable Portfolios
	International				Ultra				Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	199,847.92	7,249.64	21,754.67	-	5,486.95	-	1,507.12	-	184,804.86	1,316.08	11,288.47	12,667.61
Units issued	11,666.56	835.15	773.73	-	326.98	-	-	-	10,214.13	827.33	260.77	2,402.20
Units transferred	(13,912.46)	(288.55)	(1,546.16)	-	24.87	-	(92.99)	-	3,116.94	596.61	488.20	1,043.76
Units redeemed	(22,374.82)	(723.26)	(3,509.10)	-	(849.24)	-	7.20	-	(19,589.02)	(326.31)	(1,105.30)	(778.03)
Ending balance	175,227.20	7,072.98	17,473.14	-	4,989.56	-	1,421.33	-	178,546.91	2,413.70	10,932.15	15,335.53

	Deutsche Investment Funds				Deutsche Investment Funds				Deutsche Variable Series
	Equity 500 Index				Small Cap Index				CROCI US VIP (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	25,239.99	18,540.19	1,182.09		12,421.10	19,560.47	-	168.26	-
Units issued	-	-	-	1,465.69	972.50	84.92	-	114.47	1,204.61	-	1.71	-
Units transferred	-	-	-	(686.30)	(5,241.10)	20.94	-	(584.98)	(1,466.22)	-	1.45	-
Units redeemed	-	-	-	(670.51)	(613.23)	(69.14)	-	(407.22)	(676.18)	-	(2.41)	-
Ending balance	-	-	-	25,348.87	13,658.35	1,218.79	-	11,543.35	18,622.68	-	169.01	-

	Deutsche Variable Series				Dreyfus Variable Investment				Dreyfus Variable Investment
	Small Mid Cap Value				Appreciation				Opportunistic Small Cap
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	67,797.02	2,616.73	7,099.70	-	26,071.22	-	2,621.90	-	9,293.66	-	-	-
Units issued	4,069.65	470.05	168.19	-	2,225.61	-	46.03	-	519.57	-	-	-
Units transferred	(1.39)	502.89	1,341.50	-	(1,300.41)	-	(41.04)	-	(388.17)	-	-	-
Units redeemed	(6,927.82)	293.62	(503.70)	-	(2,070.90)	-	(103.71)	-	(1,510.48)	-	-	-
Ending balance	64,937.45	3,883.31	8,105.69	-	24,925.50	-	2,523.18	-	7,914.57	-	-	-

(1) During 2017 the Deutsche Large Cap Value VIP Fund was renamed the CROCI US VIP Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2017
	Dreyfus Variable Investment				Dreyfus Variable Investment				Fidelity Variable Insurance Product Funds
	Quality Bond				Sustainable US Equity (2)				VIPF Equity Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	22,380.25	-	1,047.91	-	18,054.70	-	247.31	-	124,394.02	431.22	4,478.37	-
Units issued	1,222.67	-	-	-	822.31	-	-	-	5,805.47	70.40	297.92	-
Units transferred	1,572.24	-	-	-	498.46	-	-	-	1,321.43	9.75	57.76	-
Units redeemed	(2,057.12)	-	(1,007.00)	-	(4,137.45)	-	(0.43)	-	(13,335.86)	(43.65)	(241.18)	-
Ending balance	23,118.04	-	40.92	-	15,238.02	-	246.88	-	118,185.05	467.72	4,592.88	-

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	VIPF Growth				VIPF High Income				VIPF Overseas
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	178,574.60	510.26	45,721.82	-	86,194.74	1,515.37	14,204.72	-	233,658.25	13,623.91	22,522.53	90,132.78
Units issued	7,812.51	51.86	1,120.29	-	4,899.34	318.40	322.97	-	12,208.21	470.51	340.96	752.83
Units transferred	(5,707.88)	(15.57)	(1,066.88)	-	1,661.51	23.43	142.56	-	1,549.83	659.70	(259.35)	334,886.18
Units redeemed	(18,965.57)	(34.70)	(5,926.83)	-	(13,945.52)	(151.02)	(1,874.09)	-	(27,111.23)	(661.97)	(2,587.55)	(2,768.82)
Ending balance	161,713.65	511.84	39,848.38	-	78,810.08	1,706.19	12,796.17	-	220,305.07	14,092.15	20,016.59	423,002.97

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	VIPF II Contrafund				VIPF II Index 500				VIPF III Mid Cap
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	247,366.03	5,773.77	33,999.92	-	584,836.56	51,386.66	259,668.28	-	117,564.87	4,424.96	10,485.21	-
Units issued	11,727.96	391.77	982.47	-	26,421.39	8,141.02	9,912.32	-	6,567.54	399.95	237.19	-
Units transferred	(3,674.02)	(68.32)	(311.16)	-	(1,301.22)	3,035.42	(1,074.03)	-	1,227.62	(3.81)	191.20	-
Units redeemed	(24,083.01)	(406.95)	(2,199.49)	-	(86,261.57)	(17,786.29)	(11,954.91)	-	(12,370.20)	(565.40)	(499.21)	-
Ending balance	231,336.97	5,690.26	32,471.73	-	523,695.16	44,776.81	256,551.65	-	112,989.82	4,255.70	10,414.39	-

(2) During 2017 the Dreyfus Socially Responsible Growth Fund was renamed the Sustainable US Equity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2017
	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	VIPF III Value Strategies				VIPF V Investment Grade Bond				VIPF V Money Market
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	5,209.49	980.61	-	-	267,392.93	3,047.82	21,464.17	41,116.45	481,051.94	4,225.67	84,040.73	1,194,102.70
Units issued	260.00	78.51	-	-	22,230.64	187.21	1,513.55	2,291.66	62,174.40	37,190.69	7,186.44	38,946.68
Units transferred	977.19	(15.71)	-	-	(10,102.45)	191.73	643.26	9,942.74	55,151.92	(20,709.72)	2,374.77	(845,314.21)
Units redeemed	(281.60)	(36.10)	-	-	(40,077.23)	(209.20)	(1,991.41)	(4,522.46)	(127,155.11)	(5,002.61)	(13,140.42)	(145,954.18)
Ending balance	6,165.08	1,007.30	-	-	239,443.90	3,217.57	21,629.58	48,828.40	471,223.15	15,704.04	80,461.52	241,781.00

	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Foreign Securities				Global Real Estate				Mutual Global Discovery Securities
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	93,172.37	1,137.78	9,548.77	-	62,471.81	-	504.20	-	17,848.65	626.26	166.96	-
Units issued	5,940.71	88.09	145.62	-	4,228.74	-	74.03	-	819.51	81.38	9.92	-
Units transferred	(7,562.04)	4.04	(51.48)	-	128.33	-	39.29	-	(230.85)	18.48	-	-
Units redeemed	(8,520.14)	(69.11)	(176.30)	-	(10,403.48)	-	(237.29)	-	(1,156.26)	(169.83)	(5.81)	-
Ending balance	83,030.89	1,160.80	9,466.61	-	56,425.41	-	380.23	-	17,281.05	556.29	171.07	-

	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Mutual Shares Securities				Small Cap Value Securities				Small Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	33,622.37	1,514.81	4,261.62	-	21,610.07	884.95	3,649.28	-	8,853.97	1,351.30	827.73	-
Units issued	1,864.82	32.47	19.34	-	1,355.95	132.95	32.86	-	774.32	179.10	-	-
Units transferred	273.71	9.36	(3.77)	-	639.46	9.69	35.98	-	(44.00)	212.28	(21.60)	-
Units redeemed	(4,471.81)	(68.76)	(123.02)	-	(3,511.27)	(87.01)	(87.81)	-	(1,194.48)	266.27	3.24	-
Ending balance	31,289.09	1,487.89	4,154.16	-	20,094.21	940.58	3,630.31	-	8,389.83	2,008.95	809.37	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2017
	Franklin Templeton Variable
	Insurance Products Trust				Invesco Variable Insurance Funds				Invesco Variable Insurance Funds
	US Government				Global Health Care				Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	32,404.40	1,821.34	1,247.37	-	111,977.45	-	4,944.37	10,437.98	57,975.60	-	142.11	319.50
Units issued	3,339.14	155.80	8.35	-	5,953.09	-	65.71	-	2,843.93	-	-	55.75
Units transferred	(705.29)	134.25	87.47	-	1,977.08	-	5.42	3.63	302.68	-	(11.20)	(17.53)
Units redeemed	(2,854.57)	(154.18)	(6.30)	-	(12,735.08)	-	(21.67)	(118.23)	(8,564.93)	-	(2.30)	(3.45)
Ending balance	32,183.67	1,957.22	1,336.90	-	107,172.53	-	4,993.84	10,323.38	52,557.28	-	128.60	354.28

									Morgan Stanley Universal
	Invesco Variable Insurance Funds				JP Morgan Insurance Trust				Institutional Funds
	Technology				Small Cap Core				Core Plus Fixed Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	206,207.60	-	5,544.76	9,165.25	36,089.53	-	8,998.21	255.80	-	-	-	1,219,746.12
Units issued	11,115.68	-	153.23	-	1,800.36	-	163.34	-	-	-	-	11,236.04
Units transferred	3,228.45	-	(214.81)	-	(1,670.65)	-	(380.04)	-	-	-	-	63,062.22
Units redeemed	(22,939.12)	-	(25.46)	(42.87)	(2,594.49)	-	(2,524.64)	(1.36)	-	-	-	(49,323.05)
Ending balance	197,612.61	-	5,457.73	9,122.38	33,624.73	-	6,256.89	254.44	-	-	-	1,244,721.35

	Morgan Stanley Universal				Morgan Stanley Universal				Neuberger Berman Advisors
	Institutional Funds				Institutional Funds				Management Trust
	Emerging Markets Equity				US Real Estate				Large Cap Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	138,269.50	-	-	-	14,846.15	63,500.13	147.87	12,537.67	3,426.95
Units issued	-	-	-	1,034.47	-	-	-	-	3,292.63	41.38	343.78	229.73
Units transferred	-	-	-	(7,767.28)	-	-	-	872.74	(1,982.17)	34.07	(221.51)	(42.42)
Units redeemed	-	-	-	(6,114.46)	-	-	-	(100.39)	(4,287.08)	(15.61)	(1,548.21)	(20.85)
Ending balance	-	-	-	125,422.23	-	-	-	15,618.50	60,523.50	207.70	11,111.73	3,593.40

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2017
	Neuberger Berman Advisors				Neuberger Berman Advisors				Neuberger Berman Advisors
	Management Trust				Management Trust				Management Trust
	Mid Cap Growth				Short Duration Bond				Mid Cap Growth Class S (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	13,592.05	1,393.96	101.15	-	187,232.66	7,015.51	24,087.29	-	39,358.29	-	12,583.58	-
Units issued	566.32	325.51	6.54	-	13,205.34	527.44	1,014.10	-	3,111.74	-	162.37	-
Units transferred	(209.56)	372.53	-	-	14,777.29	506.03	2,443.35	-	(1,209.59)	-	(100.15)	-
Units redeemed	(807.37)	511.72	(3.74)	-	(17,116.04)	(1,190.39)	(4,751.83)	-	(3,908.69)	-	(223.06)	-
Ending balance	13,141.44	2,603.72	103.95	-	198,099.24	6,858.59	22,792.91	-	37,351.76	-	12,422.75	-

	Neuberger Berman Advisors				Oppenheimer Variable				Oppenheimer Variable
	Management Trust				Account Funds				Account Funds
	Socially Responsive				Conservative Balanced/VA				Global Strategic Income/VA
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	355.01	157.44	-	-	5,367.04	118.33	-	-	26,760.24	3,944.64	330.78	-
Units issued	31.82	33.99	-	-	79.21	50.07	-	-	1,560.22	664.62	21.18	-
Units transferred	3.74	4.09	-	-	67.80	11.94	-	-	967.24	223.49	-	-
Units redeemed	(34.42)	(47.82)	-	-	(163.81)	(14.45)	-	-	(7,666.44)	(339.69)	(11.79)	-
Ending balance	356.15	147.71	-	-	5,350.24	165.88	-	-	21,621.26	4,493.07	340.16	-

	Oppenheimer Variable				Sentinel Variable				Sentinel Variable
	Account Funds				Products Trust				Products Trust
	Main Street Small Cap/VA				Balanced				Bond
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	1,885.53	147.37	-	-	128,109.53	2,154.19	14,621.28	1,806.26	215,438.38	8,031.08	29,466.92	21.92
Units issued	94.80	27.12	-	-	5,206.37	529.82	43.58	-	12,754.71	587.99	2,357.47	-
Units transferred	0.20	0.33	-	-	(122,778.23)	(2,578.15)	(12,499.49)	(1,798.40)	(208,403.97)	(7,277.73)	(26,810.82)	(15.65)
Units redeemed	(152.79)	(35.52)	-	-	(10,537.67)	(105.85)	(2,165.37)	(7.87)	(19,789.12)	(1,341.34)	(5,013.58)	(6.27)
Ending balance	1,827.75	139.30	-	-	-	-	-	-	-	-	-	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2017
	Sentinel Variable				Sentinel Variable				Touchstone Variable
	Products Trust				Products Trust				Series Trust
	Common Stock				Small Company				Balanced Fund (3)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	598,435.34	11,005.53	33,826.18	73,522.12	272,436.07	8,972.08	32,846.77	18,616.58	-	-	-	-
Units issued	25,465.54	1,297.10	918.62	1,601.36	10,433.79	772.88	964.78	460.07	4,497.35	258.58	26.87	-
Units transferred	(572,108.48)	(11,334.50)	(32,749.51)	(73,610.25)	(250,988.91)	(9,150.99)	(31,985.46)	(18,889.91)	557,187.96	9,470.73	34,257.07	71,343.99
Units redeemed	(51,792.40)	(968.12)	(1,995.29)	(1,513.22)	(31,880.95)	(593.96)	(1,826.09)	(186.74)	(12,881.36)	1,394.08	(2,531.56)	(74.96)
Ending balance	-	-	-	-	-	-	-	-	548,803.95	11,123.38	31,752.39	71,269.02

	Touchstone Variable				Touchstone Variable				Touchstone Variable
	Series Trust				Series Trust				Series Trust
	Bond Fund (3)				Common Stock Fund (3)				Small Company Fund (3)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	-	-	-	-	-	-	-	-	-
Units issued	2,899.32	180.79	222.29	-	1,244.96	57.26	27.81	-	1,926.84	87.39	193.75	-
Units transferred	243,537.36	8,815.43	30,851.43	19,410.26	129,840.09	3,547.44	11,640.18	1,816.05	219,765.10	8,019.19	29,709.41	17.85
Units redeemed	(5,116.10)	(85.28)	(259.86)	(714.19)	(2,351.86)	(36.94)	(72.81)	(3.30)	(3,816.19)	(193.05)	(969.10)	(0.04)
Ending balance	241,320.59	8,910.93	30,813.86	18,696.06	128,733.19	3,567.76	11,595.18	1,812.75	217,875.75	7,913.53	28,934.06	17.81

	T Rowe Price				T Rowe Price				T Rowe Price
	Equity Series				Equity Series				Equity Series
	Blue Chip Growth				Equity Income				Health Sciences
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	53,609.80	1,978.85	4,115.92	-	179,683.12	6,207.02	29,759.82	-	80,104.14	864.05	2,149.73	-
Units issued	4,646.28	566.74	53.79	-	10,538.51	847.95	859.85	-	1,631.52	79.56	50.60	-
Units transferred	1,977.51	278.40	(69.18)	-	(2,667.27)	68.82	(585.00)	-	(39,532.73)	(8.68)	(19.58)	-
Units redeemed	(7,780.29)	430.33	(29.42)	-	(21,241.50)	(1,069.61)	(3,551.86)	-	(2,864.39)	(167.78)	(478.07)	-
Ending balance	52,453.29	3,254.32	4,071.11	-	166,312.85	6,054.18	26,482.81	-	39,338.54	767.13	1,702.69	-

(3) On October 27, 2017 the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product
V2 = Investor Select Product
EP = Estate Provider Product
BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2017
	T Rowe Price				Van Eck				Van Eck
	Equity Series				VIP Trust				VIP Trust
	Personal Strategies Balanced				VIP Emerging Markets				VIP Hard Assets
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	13,920.66	-	-	-	46,987.12	9,714.05	5,631.74	-	87,979.01	6,452.66	5,761.39	-
Units issued	3,345.88				2,244.78	318.11	234.38	-	7,562.93	532.10	982.61	-
Units transferred	60,600.30				(6,010.30)	494.21	(577.50)	-	13,568.74	978.96	1,367.57	-
Units redeemed	(2,066.95)				(9,090.50)	(673.29)	(860.68)	-	(13,056.63)	(828.52)	(946.70)	-
Ending balance	75,799.91	-	-	-	34,131.10	9,853.08	4,427.93	-	96,054.05	7,135.20	7,164.87	-

	Van Eck				Wells Fargo				Wells Fargo
	VIP Trust				Variable Trust				Variable Trust
	Unconstrained Emerging Markets Bond				Discovery				Opportunity
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	79,136.68	5,114.89	9,514.46	-	186,921.30	11,997.80	1,082.53	-	77,207.35	-	17,928.32	15,235.61
Units issued	5,415.64	1,022.57	352.51	-	7,870.34	166.63	-	-	3,849.69	-	628.29	132.42
Units transferred	247.38	64.59	184.45	-	(10,425.76)	(133.56)	(5.50)	-	(144.78)	-	(68.21)	(541.66)
Units redeemed	(7,416.58)	(1,128.50)	(172.62)	-	(14,513.32)	(1,939.21)	(10.93)	-	(6,052.06)	-	(582.27)	(542.02)
Ending balance	77,383.12	5,073.55	9,878.80	-	169,852.55	10,091.66	1,066.10	-	74,860.20	-	17,906.13	14,284.35

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2017, 2016, 2015, 2014, and 2013 are shown below. Information for the years 2017, 2016, 2015, 2014, and 2013 reflect the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2017	31, 2017	At December 31, 2017								December 31, 2017			For the Year Ended December 31, 2017
		Investment Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger Portfolios
Capital Appreciation Portfolio	2,794,351	0.16%	73,717.58	1,341.99	8,481.67	14,098.36	30.47	45.05	35.51	13.26	0.90%	0.22%	0.32%	29.92%	31.08%	31.08%	30.92%
Large Cap Growth Portfolio	15,794,809	0.00%	327,323.64	8,159.69	34,418.41	5,040.11	42.90	35.97	22.97	132.69	0.90%	0.22%	0.32%	27.32%	28.46%	28.46%	28.31%
Small Cap Growth Portfolio	8,351,624	0.00%	268,493.42	184.62	162.96	2,363.24	30.02	37.05	29.49	118.09	0.90%	0.22%	0.32%	27.59%	28.73%	28.73%	28.57%
Alliance Bernstein Variable Products
International Growth Fund	185,023	1.12%	4,772.68	2,428.23	1,327.73	-	20.91	22.69	22.69	-	0.90%	0.22%	0.32%	33.82%	35.02%	35.02%	0.00%
International Value Fund	2,717,166	2.15%	116,026.01	15,188.82	12,303.17	-	18.63	20.21	20.21	-	0.90%	0.22%	0.32%	24.31%	25.42%	25.42%	0.00%
Small/Mid Cap Value Fund	1,774,268	0.45%	37,566.54	2,377.77	4,275.41	-	39.62	42.98	42.98	-	0.90%	0.22%	0.32%	12.14%	13.15%	13.15%	0.00%
Value Fund	40,826	1.37%	1,329.97	233.00	-	-	25.79	27.98	-	-	0.90%	0.22%	0.32%	12.56%	13.57%	0.00%	0.00%
American Century Variable
Portfolios
Income & Growth Portfolio	3,772,686	2.34%	129,372.92	-	7,898.30	4,566.66	26.59	-	31.34	18.65	0.90%	0.22%	0.32%	19.41%	0.00%	20.49%	20.34%
Inflation Protection Portfolio	1,210,545	2.86%	60,523.06	1,906.72	10,049.82	62,773.61	14.99	14.94	16.94	1.67	0.90%	0.22%	0.32%	3.00%	3.92%	3.92%	3.55%
International Portfolio	4,405,860	0.89%	175,227.20	7,072.98	17,473.14	-	21.70	24.67	24.53	-	0.90%	0.22%	0.32%	30.04%	31.21%	31.21%	0.00%
Ultra Portfolio	176,315	0.35%	4,989.56	-	1,421.33	-	26.73	-	30.21	-	0.90%	0.22%	0.32%	31.05%	0.00%	32.22%	0.00%
Value Portfolio	7,781,101	1.64%	178,546.91	2,413.70	10,932.15	15,335.53	38.26	29.83	40.89	28.07	0.90%	0.22%	0.32%	7.78%	8.75%	8.75%	8.60%
Deutsche Investment VIT Funds
Equity 500 Index Fund	917,130	1.68%	-	-	-	25,348.87	-	-	-	36.18	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	21.39%
Small Cap Index Fund	983,595	1.01%	13,658.35	1,218.79	-	11,543.35	33.26	36.08	-	42.04	0.90%	0.22%	0.32%	13.31%	14.33%	0.00%	14.19%
Deutsche Variable Series II
CROCI US VIP Portfolio (1)	302,766	1.14%	18,622.68	-	169.01	-	16.09	-	18.19	-	0.90%	0.22%	0.32%	21.36%	0.00%	22.45%	0.00%
Small Mid Cap Value VIP Portfolio	2,324,379	0.35%	64,937.45	3,883.31	8,105.68	-	29.66	32.53	33.53	-	0.90%	0.22%	0.32%	9.15%	10.13%	10.13%	0.00%
Dreyfus Variable Investment Funds
Appreciation Portfolio	700,639	1.32%	24,925.50	-	2,523.18	-	25.22	-	28.51	-	0.90%	0.22%	0.32%	26.20%	0.00%	27.33%	0.00%
Opportunistic Small Cap Portfolio	173,367	0.00%	7,914.57	-	-	-	21.90	-	-	-	0.90%	0.22%	0.32%	23.57%	0.00%	0.00%	0.00%
Quality Bond Portfolio	350,699	2.10%	23,118.04	-	40.92	-	15.14	-	17.11	-	0.90%	0.22%	0.32%	3.57%	0.00%	4.50%	0.00%
Sustainable US Equity Fund (2)	255,947	1.20%	15,238.02	-	246.88	-	16.49	-	19.21	-	0.90%	0.22%	0.32%	14.31%	0.00%	15.33%	0.00%

(1)	During 2017 the Deutsche Large Cap Value VIP Fund was renamed the CROCI US VIP Fund.
(2)	During 2017 the Dreyfus Socially Responsible Growth Fund was renamed the Sustainable US Equity Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2017	31, 2017	At December 31, 2017								December 31, 2017			For the Year Ended December 31, 2017
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds
VIPF Equity Income Portfolio	10,470,200	1.71%	118,185.05	467.72	4,592.88	-	87.37	32.22	28.06	-	0.90%	0.22%	0.32%	11.89%	12.89%	12.89%	0.00%
VIPF Growth Portfolio	18,596,842	0.21%	161,713.65	511.84	39,848.38	-	106.04	40.45	35.82	-	0.90%	0.22%	0.32%	33.93%	35.13%	35.13%	0.00%
VIPF High Income Portfolio	4,495,372	5.37%	78,810.08	1,706.19	12,796.17	-	53.10	25.36	20.91	-	0.90%	0.22%	0.32%	5.98%	6.93%	6.93%	0.00%
VIPF Overseas Portfolio	11,757,133	1.33%	220,305.07	14,092.15	20,016.59	423,002.97	42.23	23.49	20.93	4.03	0.90%	0.22%	0.32%	29.13%	30.28%	30.28%	30.13%
VIPF II Contrafund Portfolio	14,866,920	0.99%	231,336.97	5,690.26	32,471.73	-	56.61	35.72	48.25	-	0.90%	0.22%	0.32%	20.79%	21.88%	21.88%	0.00%
VIPF II Index 500 Portfolio	50,657,480	1.72%	523,695.16	44,776.81	256,551.65	-	77.10	36.09	33.78	-	0.90%	0.22%	0.32%	20.63%	21.71%	21.71%	0.00%
VIPF III Mid Cap Portfolio	4,734,345	0.69%	112,989.82	4,255.70	10,414.39	-	36.67	37.48	41.45	-	0.90%	0.22%	0.32%	19.74%	20.81%	20.81%	0.00%
VIPF III Value Strategies Portfolio	354,458	1.51%	6,165.08	1,007.30	1,460.00	-	40.09	43.49	43.49	-	0.90%	0.22%	0.32%	18.30%	19.36%	100.00%	0.00%
VIPF V Investment Grade Bond Portfolio	5,429,926	2.30%	239,443.90	3,217.57	21,629.58	48,828.40	19.81	16.55	23.09	2.75	0.90%	0.22%	0.32%	3.29%	4.22%	4.22%	4.09%
VIPF V Money Market	7,795,410	0.60%	471,223.15	15,704.04	80,461.52	241,781.00	13.09	10.08	14.26	1.32	0.90%	0.22%	0.32%	-0.32%	0.58%	0.58%	0.46%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,808,510	2.59%	83,030.89	1,160.80	9,466.61	-	19.03	21.16	21.51	-	0.90%	0.22%	0.32%	15.66%	16.69%	16.69%	0.00%
Global Real Estate Fund	979,067	3.12%	56,425.41	-	380.23	-	17.22	-	19.46	-	0.90%	0.22%	0.32%	9.49%	0.00%	10.47%	0.00%
Mutual Global Discovery Securities Fund	412,544	1.93%	17,281.05	556.29	171.07	-	22.83	24.77	24.77	-	0.90%	0.22%	0.32%	7.91%	8.88%	8.88%	0.00%
Mutual Shares Securities Fund	820,657	2.22%	31,289.09	1,487.89	4,154.16	-	21.71	26.54	24.54	-	0.90%	0.22%	0.32%	7.38%	8.35%	8.35%	0.00%
Small Cap Value Securities Fund	778,672	0.50%	20,094.21	940.58	3,630.31	-	30.76	36.50	34.77	-	0.90%	0.22%	0.32%	9.67%	10.65%	10.65%	0.00%
Small Mid Cap Growth Securities Fund	305,427	0.00%	8,389.83	2,008.95	809.37	-	25.17	35.45	28.45	-	0.90%	0.22%	0.32%	20.32%	21.40%	21.40%	0.00%
US Government Securities Fund	417,021	2.76%	32,183.67	1,957.22	1,336.90	-	11.66	12.65	12.65	-	0.90%	0.22%	0.32%	0.75%	1.66%	1.66%	0.00%
Invesco Variable Insurance Funds
Global Health Care Fund	2,597,128	0.36%	107,172.53	-	4,993.84	10,323.38	22.53	-	26.26	5.00	0.90%	0.22%	0.32%	14.80%	0.00%	15.83%	15.69%
Mid Cap Growth Fund	920,971	0.00%	52,557.28	-	128.60	354.28	17.36	-	18.26	18.14	0.90%	0.22%	0.32%	21.40%	0.00%	22.49%	22.34%
Technology Fund	2,122,543	0.00%	197,612.61	-	5,457.73	9,122.38	10.26	-	11.96	3.25	0.90%	0.22%	0.32%	33.93%	0.00%	35.13%	34.97%
JP Morgan Insurance Trust
Small Cap Core Portfolio	1,500,044	0.32%	33,624.73	-	6,256.89	254.44	37.34	-	37.04	50.33	0.90%	0.22%	0.32%	14.20%	0.00%	15.23%	15.09%
Morgan Stanley Investment Funds
Core Plus Fixed Income Portfolio	2,876,606	3.07%	-	-	-	1,244,721.35	-	-	-	2.31	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	6.12%
Emerging Markets Equity Portfolio	428,202	0.76%	-	-	-	125,422.23	-	-	-	3.41	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	34.90%
US Real Estate Portfolio	91,879	1.51%	-	-	-	15,618.50	-	-	-	5.88	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	2.99%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2017	31, 2017	At December 31, 2017								December 31, 2017			For the Year Ended December 31, 2017
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Neuberger Berman Advisors
Management Trust
Large Cap Value Portfolio	2,087,497	0.58%	60,523.50	207.70	11,111.73	3,593.40	26.04	35.53	28.21	53.03	0.90%	0.22%	0.32%	12.35%	13.36%	13.36%	13.23%
Mid Cap Growth Portfolio	541,494	0.00%	13,141.44	2,603.72	103.95	-	33.75	36.08	38.15	-	0.90%	0.22%	0.32%	24.17%	25.29%	25.29%	0.00%
Mid Cap Growth Class S Portfolio	611,073	0.00%	37,351.76	-	12,422.75	-	12.22	-	12.46	-	0.90%	0.22%	0.32%	23.45%	0.00%	24.56%	0.00%
Short Duration Bond Portfolio	2,568,707	1.47%	198,099.24	6,858.59	22,792.91	-	11.07	13.36	12.51	-	0.90%	0.22%	0.32%	-0.01%	0.89%	0.89%	0.00%
Socially Responsive Portfolio	16,210	0.50%	356.15	147.71	-	-	31.39	34.05	-	-	0.90%	0.22%	0.32%	17.38%	18.43%	0.00%	0.00%
Oppenheimer Variable Account Funds
Conservative Balanced/VA Fund	110,963	1.69%	5,350.24	165.88	-	-	20.07	21.77	-	-	0.90%	0.22%	0.32%	7.98%	8.95%	0.00%	0.00%
Global Strategic Income/VA Fund	452,843	2.16%	21,621.26	4,493.07	340.16	-	16.86	18.29	18.29	-	0.90%	0.22%	0.32%	5.09%	6.04%	6.04%	0.00%
Main Street Small Cap/VA Fund	74,790	0.61%	1,827.75	139.30	-	-	37.79	41.00	-	-	0.90%	0.22%	0.32%	12.90%	13.91%	0.00%	0.00%
Sentinel Variable Products Trust (3)
Balanced Fund	-	0.00%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.32%	-100.00%	-100.00%	-100.00%	-100.00%
Bond Fund	-	0.00%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.32%	-100.00%	-100.00%	-100.00%	-100.00%
Common Stock Fund	-	0.02%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.32%	-100.00%	-100.00%	-100.00%	-100.00%
Small Company Fund	-	0.08%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.32%	-100.00%	-100.00%	-100.00%	-100.00%
Touchstone Variable Series Trust (3)
Balanced Fund	5,157,618	0.00%	128,733.19	3,567.76	11,595.18	1,812.75	35.95	25.18	30.58	46.82	0.90%	0.22%	0.32%	100.00%	100.00%	100.00%	100.00%
Bond Fund	5,979,290	0.00%	217,875.75	7,913.53	28,934.06	17.81	23.61	14.93	24.76	24.54	0.90%	0.22%	0.32%	100.00%	100.00%	100.00%	100.00%
Common Stock Fund	33,485,955	0.00%	548,803.95	11,123.39	31,752.39	71,269.02	53.11	34.61	39.86	37.68	0.90%	0.22%	0.32%	100.00%	100.00%	100.00%	100.00%
Small Company Fund	27,379,451	0.00%	241,320.59	8,910.94	30,813.86	18,696.06	97.90	38.24	76.74	56.09	0.90%	0.22%	0.32%	100.00%	100.00%	100.00%	100.00%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	2,018,712	0.00%	52,453.29	3,254.32	4,071.11	-	32.72	46.64	36.99	-	0.90%	0.22%	0.32%	34.62%	35.82%	35.82%	0.00%
Equity Income Portfolio	4,855,109	1.51%	166,312.85	6,054.18	26,482.81	-	23.82	29.72	26.93	-	0.90%	0.22%	0.32%	14.70%	15.73%	15.73%	0.00%
Health Sciences Portfolio	2,205,668	0.00%	39,338.54	767.14	1,702.68	-	52.33	60.22	59.15	-	0.90%	0.22%	0.32%	26.17%	27.31%	27.31%	0.00%
Personal Strategy Balanced Portfolio	1,927,485	1.43%	75,799.90	-	-	-	25.43	-	-	-	0.90%	0.22%	0.32%	16.37%	0.00%	0.00%	0.00%
Van Eck VIP Trust
Emerging Markets Fund	1,819,292	0.44%	34,131.10	9,853.08	4,427.93	-	36.66	39.77	39.77	-	0.90%	0.22%	0.32%	49.69%	51.03%	51.03%	0.00%
Global Hard Assets Fund	1,512,384	0.00%	96,054.05	7,135.20	7,164.87	-	13.56	14.71	14.71	-	0.90%	0.22%	0.32%	-2.57%	-1.70%	-1.70%	0.00%
Unconstrained Emerging Markets Bond Fund	1,137,203	2.19%	77,383.12	5,073.55	9,878.80	-	12.15	13.18	13.18	-	0.90%	0.22%	0.32%	11.25%	12.24%	12.24%	0.00%
Wells Fargo Variable Trust
Discovery Fund	7,459,816	0.00%	169,852.55	-	10,091.66	1,066.10	40.57	-	49.41	65.28	0.90%	0.22%	0.32%	27.98%	0.00%	29.13%	28.97%
Opportunity Fund	5,399,216	0.66%	74,860.20	-	17,906.13	14,284.35	42.08	-	46.05	99.72	0.90%	0.22%	0.32%	19.37%	0.00%	20.44%	20.29%

(3)	On October 27, 2017 the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by th average net assets for the period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2016, 2015, 2014, 2013, and 2012 are shown below. Information for the years 2016, 2015, 2014, 2013, and 2012 reflect the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
	At December 31,	Ended
		December									For the Year Ended
	2016	31, 2016	At December 31, 2016								December 31, 2016			For the Year Ended December 31, 2016
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger Portfolios
Capital Appreciation Portfolio	2,419,616	0.19%	83,439.72	1,540.54	9,362.88	15,445.68	23.45	34.37	27.09	10.12	0.90%	0.22%	0.32%	-0.38%	0.50%	0.51%	0.34%
Large Cap Growth Portfolio	14,168,146	0.00%	375,451.52	8,591.69	35,752.27	6,170.27	33.69	28.00	17.88	103.41	0.90%	0.22%	0.32%	-1.71%	-0.81%	-0.85%	-0.95%
Small Cap Growth Portfolio	7,221,746	0.00%	295,911.77	255.51	161.54	2,695.27	23.53	28.78	22.91	91.85	0.90%	0.22%	0.32%	5.28%	6.24%	6.26%	6.17%
Alliance Bernstein Variable Products
International Growth Fund	165,609	0.00%	6,064.47	2,624.15	1,591.72	-	15.63	16.80	16.80	-	0.90%	0.22%	0.32%	-7.69%	-6.86%	-6.86%	0.00%
International Value Fund	2,474,269	1.32%	133,423.13	14,738.85	14,715.96	-	14.99	16.11	16.11	-	0.90%	0.22%	0.32%	-1.40%	-0.53%	-0.53%	0.00%
Small/Mid Cap Value Fund	1,708,152	0.60%	40,115.09	2,356.13	5,302.96	-	35.33	37.99	37.99	-	0.90%	0.22%	0.32%	23.96%	25.08%	25.08%	0.00%
Value Fund	35,234	1.40%	1,260.87	257.31	-	-	22.92	24.64	-	-	0.90%	0.22%	0.32%	10.54%	11.54%	0.00%	0.00%
American Century Variable
Portfolios
Income & Growth Portfolio	3,239,479	2.37%	132,759.96	-	8,037.42	4,793.37	22.27	-	26.01	15.50	0.90%	0.22%	0.32%	12.46%	0.00%	13.48%	13.32%
Inflation Protection Portfolio	1,175,614	2.12%	60,884.28	1,719.23	9,991.96	63,372.15	14.55	14.38	16.30	1.61	0.90%	0.22%	0.32%	3.79%	4.71%	4.69%	3.96%
International Portfolio	3,878,226	1.03%	199,847.92	7,249.64	21,754.67	-	16.69	18.80	18.70	-	0.90%	0.22%	0.32%	-6.35%	-5.48%	-5.48%	0.00%
Ultra Portfolio	146,354	0.33%	5,486.95	-	1,507.12	-	20.40	-	22.85	-	0.90%	0.22%	0.32%	3.54%	0.00%	4.43%	0.00%
Value Portfolio	7,348,593	1.71%	184,804.86	1,316.08	11,288.47	12,667.61	35.50	27.43	37.60	25.84	0.90%	0.22%	0.32%	19.41%	20.48%	20.48%	20.38%
Deutsche Investment VIT Funds
Equity 500 Index Fund	752,277	1.99%	-	-	-	25,239.99	-	-	-	29.80	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	11.46%
Small Cap Index Fund	1,038,856	0.97%	18,540.19	1,182.09	-	12,421.10	29.35	31.56	-	36.82	0.90%	0.22%	0.32%	19.96%	21.02%	0.00%	20.87%
Deutsche Variable Series II
Large Cap Value VIP Portfolio	261,874	0.72%	19,560.47	-	168.26	-	13.26	-	14.86	-	0.90%	0.22%	0.32%	-5.49%	0.00%	-4.65%	0.00%
Small Mid Cap Value VIP Portfolio	2,135,910	0.23%	67,797.02	2,616.73	7,099.70	-	27.18	29.54	30.45	-	0.90%	0.22%	0.32%	15.45%	16.48%	16.47%	0.00%
Dreyfus Variable Investment Funds
Appreciation Portfolio	579,785	1.63%	26,071.22	-	2,621.90	-	19.99	-	22.39	-	0.90%	0.22%	0.32%	6.94%	0.00%	7.91%	0.00%
Opportunistic Small Cap Portfolio	164,744	0.00%	9,293.66	-	-	-	17.73	-	-	-	0.90%	0.22%	0.32%	16.01%	0.00%	0.00%	0.00%
Quality Bond Portfolio	344,323	1.75%	22,380.25	-	1,047.91	-	14.62	-	16.38	-	0.90%	0.22%	0.32%	0.61%	0.00%	1.53%	0.00%
Socially Responsible Growth Fund	264,504	1.23%	18,054.70	-	247.32	-	14.42	-	16.66	-	0.90%	0.22%	0.32%	9.42%	0.00%	10.40%	0.00%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2016	31, 2016	At December 31, 2016								December 31, 2016			For the Year Ended December 31, 2016
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds
VIPF Equity Income Portfolio	9,837,378	2.24%	124,394.02	431.22	4,478.37	-	78.09	28.54	24.85	-	0.90%	0.22%	0.32%	16.97%	18.03%	18.00%	0.00%
VIPF Growth Portfolio	15,366,287	0.04%	178,574.60	510.26	45,721.82	-	79.18	29.93	26.51	-	0.90%	0.22%	0.32%	-0.09%	0.81%	0.80%	0.00%
VIPF High Income Portfolio	4,631,961	5.19%	86,194.74	1,515.37	14,204.72	-	50.10	23.71	19.56	-	0.90%	0.22%	0.32%	13.58%	14.62%	14.58%	0.00%
VIPF Overseas Portfolio	8,528,437	1.46%	233,658.25	13,623.91	22,522.53	90,132.78	32.71	18.03	16.06	3.09	0.90%	0.22%	0.32%	-5.91%	-5.06%	-5.08%	-5.09%
VIPF II Contrafund Portfolio	13,109,024	0.80%	247,366.03	5,773.77	33,999.92	-	46.87	29.31	39.59	-	0.90%	0.22%	0.32%	7.05%	8.02%	8.00%	0.00%
VIPF II Index 500 Portfolio	46,108,286	1.44%	584,836.56	51,386.66	259,668.28	-	63.91	29.65	27.75	-	0.90%	0.22%	0.32%	10.86%	11.84%	11.86%	0.00%
VIPF III Mid Cap Portfolio	4,097,422	0.50%	117,564.87	4,424.96	10,485.21	-	30.62	31.03	34.31	-	0.90%	0.22%	0.32%	11.24%	12.25%	12.23%	0.00%
VIPF III Value Strategies Portfolio	212,277	1.15%	5,209.49	980.61	-	-	33.89	36.44	-	-	0.90%	0.22%	0.32%	8.65%	9.62%	0.00%	0.00%
VIPF V Investment Grade Bond Portfolio	5,760,477	2.33%	267,392.93	3,047.82	21,464.17	41,116.45	19.18	15.88	22.15	2.64	0.90%	0.22%	0.32%	3.83%	4.77%	4.73%	4.47%
VIPF V Money Market	9,120,804	0.11%	481,051.94	4,225.67	84,040.73	1,194,102.70	13.14	10.03	14.18	1.31	0.90%	0.22%	0.32%	-0.78%	0.15%	0.09%	0.19%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,729,945	1.94%	93,172.37	1,137.78	9,548.77	-	16.46	18.14	18.44	-	0.90%	0.22%	0.32%	6.24%	7.18%	7.19%	0.00%
Global Real Estate Fund	991,412	1.19%	62,471.81	-	504.20	-	15.73	-	17.62	-	0.90%	0.22%	0.32%	-0.33%	0.00%	0.57%	0.00%
Mutual Global Discovery Securities Fund	395,643	1.86%	17,848.65	626.26	166.96	-	21.16	22.75	22.75	-	0.90%	0.22%	0.32%	11.40%	12.44%	12.44%	0.00%
Mutual Shares Securities Fund	813,318	1.97%	33,622.37	1,514.81	4,261.62	-	20.22	24.50	22.65	-	0.90%	0.22%	0.32%	14.99%	16.05%	16.08%	0.00%
Small Cap Value Securities Fund	750,007	0.78%	21,610.07	884.95	3,649.28	-	28.05	32.98	31.42	-	0.90%	0.22%	0.32%	29.02%	30.17%	30.17%	0.00%
Small Mid Cap Growth Securities Fund	244,085	0.00%	8,853.97	1,351.30	827.73	-	20.92	29.20	23.44	-	0.90%	0.22%	0.32%	3.26%	4.19%	4.16%	0.00%
US Government Securities Fund	413,291	2.65%	32,404.40	1,821.34	1,247.37	-	11.58	12.45	12.45	-	0.90%	0.22%	0.32%	-0.04%	0.86%	0.86%	0.00%
Invesco Variable Insurance Funds
Global Health Care Fund	2,354,681	0.00%	111,977.45	-	4,944.37	10,437.98	19.62	-	22.67	4.32	0.90%	0.22%	0.32%	-12.23%	0.00%	-11.45%	-11.64%
Mid Cap Growth Fund	835,705	0.00%	57,975.60	-	142.11	319.50	14.30	-	14.91	14.83	0.90%	0.22%	0.32%	-0.16%	0.00%	0.74%	0.58%
Technology Fund	1,650,923	0.00%	206,207.60	-	5,544.76	9,165.25	7.66	-	8.85	2.41	0.90%	0.22%	0.32%	-1.65%	0.00%	-0.78%	-0.99%
JP Morgan Insurance Trust
Small Cap Core Portfolio	1,480,383	0.51%	36,089.53	-	8,998.21	255.80	32.69	-	32.15	43.73	0.90%	0.22%	0.32%	19.15%	0.00%	20.23%	20.08%
Morgan Stanley Investment
Funds
Core Plus Fixed Income Portfolio	2,656,423	1.83%	-	-	-	1,219,746.12	-	-	-	2.18	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	6.24%
Emerging Markets Equity Portfolio	349,931	0.52%	-	-	-	138,269.50	-	-	-	2.53	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	6.78%
US Real Estate Portfolio	84,803	1.35%	-	-	-	14,846.15	-	-	-	5.71	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	6.77%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2016	31, 2016	At December 31, 2016								December 31, 2016			For the Year Ended December 31, 2016
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Neuberger Berman Advisors
Management Trust
Large Cap Value Portfolio	1,948,942	0.77%	63,500.13	147.87	12,537.67	3,426.95	23.18	31.34	24.89	46.84	0.90%	0.22%	0.32%	26.24%	27.34%	27.36%	27.21%
Mid Cap Growth Portfolio	412,693	0.00%	13,592.05	1,393.96	101.15	-	27.18	28.80	30.45	-	0.90%	0.22%	0.32%	3.47%	4.39%	4.40%	0.00%
Mid Cap Growth Class S Portfolio	515,329	0.00%	39,358.29	-	12,583.58	-	9.90	-	10.00	-	0.90%	0.22%	0.32%	3.19%	0.00%	4.16%	0.00%
Short Duration Bond Portfolio	2,463,392	1.21%	187,232.66	7,015.51	24,087.29	-	11.07	13.24	12.40	-	0.90%	0.22%	0.32%	0.32%	1.18%	1.20%	0.00%
Socially Responsive Portfolio	14,021	0.81%	355.01	157.44	-	-	26.74	28.75	-	-	0.90%	0.22%	0.32%	8.89%	9.87%	0.00%	0.00%
Oppenheimer Variable Account Funds
Conservative Balanced/VA Fund	102,096	2.08%	5,367.04	118.33	-	-	18.58	19.98	-	-	0.90%	0.22%	0.32%	4.04%	4.93%	0.00%	0.00%
Global Strategic Income/VA Fund	502,956	4.53%	26,760.24	3,944.64	330.78	-	16.04	17.25	17.25	-	0.90%	0.22%	0.32%	5.32%	6.26%	6.26%	0.00%
Main Street Small Cap/VA Fund	68,425	0.26%	1,885.53	147.37	-	-	33.48	35.99	-	-	0.90%	0.22%	0.32%	16.60%	17.66%	0.00%	0.00%
Sentinel Variable Products Trust
Balanced Fund	4,588,330	1.39%	128,109.53	2,154.19	14,621.28	1,806.26	31.81	22.08	26.81	41.10	0.90%	0.22%	0.32%	6.48%	7.43%	7.41%	7.28%
Bond Fund	5,770,553	2.02%	215,438.38	8,031.08	29,466.92	21.92	22.98	14.40	23.88	23.70	0.90%	0.22%	0.32%	-0.09%	0.78%	0.82%	0.50%
Common Stock Fund	30,101,973	1.63%	598,435.34	11,005.53	33,826.18	73,522.12	44.11	28.49	32.81	31.05	0.90%	0.22%	0.32%	10.27%	11.24%	11.24%	11.14%
Mid Cap Growth Fund (1)	-	0.61%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.32%	-100.00%	-100.00%	-100.00%	-100.00%
Small Company Fund	25,872,840	0.07%	272,436.07	8,972.08	32,846.77	18,616.58	82.92	32.10	64.43	47.15	0.90%	0.22%	0.32%	19.16%	20.23%	20.22%	20.09%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,483,124	0.00%	53,609.80	1,978.85	4,115.92	-	24.31	34.33	27.23	-	0.90%	0.22%	0.32%	-0.38%	0.54%	0.52%	0.00%
Equity Income Portfolio	4,583,801	2.00%	179,683.12	6,207.02	29,759.82	-	20.77	25.68	23.27	-	0.90%	0.22%	0.32%	17.81%	18.84%	18.83%	0.00%
Health Sciences Portfolio	3,463,294	0.00%	80,104.14	864.05	2,149.73	-	41.48	47.30	46.47	-	0.90%	0.22%	0.32%	-11.50%	-10.72%	-10.71%	0.00%
Personal Strategy Balanced Portfolio	304,196	1.66%	13,920.66	-	-	-	21.85	-	-	-	0.90%	0.22%	0.32%	5.52%	0.00%	0.00%	0.00%
Van Eck VIP Trust
Emerging Markets Fund	1,554,896	0.45%	46,987.12	9,714.05	5,631.74	-	24.49	26.33	26.33	-	0.90%	0.22%	0.32%	-0.80%	0.09%	0.09%	0.00%
Global Hard Assets Fund	1,406,835	0.39%	87,979.01	6,452.65	5,761.39	-	13.91	14.96	14.96	-	0.90%	0.22%	0.32%	42.41%	43.72%	43.72%	0.00%
Unconstrained Emerging Markets Bond Fund	1,036,021	0.00%	79,136.68	5,114.89	9,514.46	-	10.92	11.74	11.74	-	0.90%	0.22%	0.32%	5.52%	6.46%	6.46%	0.00%
Wells Fargo Variable Trust
Discovery Fund	6,439,850	0.00%	186,921.30	-	11,997.80	1,082.53	31.70	-	38.26	50.62	0.90%	0.22%	0.32%	6.67%	0.00%	7.66%	7.76%
Opportunity Fund	4,670,316	2.00%	77,207.35	-	17,928.32	15,235.61	35.25	-	38.24	82.90	0.90%	0.22%	0.32%	11.24%	0.00%	12.23%	12.10%

(1) During 2016, the Sentinel Mid Cap Growth Fund was liquidated.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets for the period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.

These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the year ended 2015. Information for the year 2015 reflects the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December	December									For the Year Ended
	31, 2015	31, 2015	At December 31, 2015								December 31, 2015			For the Year Ended December 31, 2015
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger Portfolios
Capital Appreciation Portfolio	2,561,485	0.08%	89,092.07	1,442.66	9,574.72	15,529.88	23.54	34.20	26.95	10.09	0.90%	0.22%	0.32%	5.24%	6.20%	6.19%	6.06%
Large Cap Growth Portfolio	14,975,873	0.00%	392,393.09	6,188.37	33,942.71	7,066.39	34.28	28.23	18.03	104.40	0.90%	0.22%	0.32%	0.80%	1.71%	1.73%	1.77%
Small Cap Growth Portfolio	7,314,893	0.00%	314,074.47	247.85	170.99	3,298.77	22.35	27.09	21.56	86.51	0.90%	0.22%	0.32%	-4.17%	-3.32%	-3.30%	-3.12%
Alliance Bernstein Variable Products
International Growth Fund	164,606	0.23%	5,325.58	2,722.33	1,403.03	-	16.93	18.04	18.04	-	0.90%	0.22%	0.32%	-2.75%	-1.89%	-1.89%	0.00%
International Value Fund	2,444,778	2.50%	133,262.13	12,174.62	13,725.04	-	15.20	16.20	16.20	-	0.90%	0.22%	0.32%	1.66%	2.57%	2.57%	0.00%
Small/Mid Cap Value Fund	1,566,426	0.80%	46,699.71	2,305.98	5,453.14	-	28.50	30.37	30.37	-	0.90%	0.22%	0.32%	-6.32%	-5.49%	-5.49%	0.00%
Value Fund	74,530	2.47%	3,244.62	329.34	-	-	20.73	22.09	-	-	0.90%	0.22%	0.32%	-7.79%	-6.96%	0.00%	0.00%
American Century Variable
Portfolios
Income & Growth Portfolio	3,277,772	2.16%	148,713.75	-	10,035.95	7,573.06	19.80	-	22.92	13.68	0.90%	0.22%	0.32%	-6.48%	0.00%	-5.60%	-5.75%
Inflation Protection Portfolio	1,232,276	2.30%	68,744.77	1,697.82	9,980.75	58,013.30	14.02	13.73	15.57	1.55	0.90%	0.22%	0.32%	-3.16%	-2.27%	-2.27%	-2.80%
International Portfolio	4,046,815	0.39%	196,575.39	6,230.76	21,237.19	-	17.82	19.89	19.78	-	0.90%	0.22%	0.32%	-0.12%	0.78%	0.78%	0.00%
Ultra Portfolio	139,752	0.41%	5,375.28	-	1,546.60	-	19.70	-	21.88	-	0.90%	0.22%	0.32%	5.32%	0.00%	6.25%	0.00%
Value Portfolio	6,806,946	2.18%	202,609.23	1,041.49	11,877.31	18,109.81	29.73	22.77	31.21	21.47	0.90%	0.22%	0.32%	-4.74%	-3.88%	-3.88%	-3.95%
Deutsche Investment VIT Funds
Equity 500 Index Fund	667,719	1.88%	-	-	-	24,974.95	-	-	-	26.74	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	1.00%
Small Cap Index Fund	766,454	1.06%	14,407.12	1,108.28	-	12,639.71	24.47	26.08	26.08	30.46	0.90%	0.22%	0.32%	-5.44%	-4.58%	-4.58%	-4.70%
Deutsche Variable Series II
Large Cap Value VIP Portfolio	300,252	1.12%	21,234.93	-	152.44	-	14.03	-	15.58	-	0.90%	0.22%	0.32%	-8.01%	0.00%	-7.18%	0.00%
Small Mid Cap Value VIP Portfolio	2,029,947	0.00%	75,048.67	2,954.60	7,197.20	-	23.54	25.36	26.14	-	0.90%	0.22%	0.32%	-3.07%	-2.23%	-2.21%	0.00%
Dreyfus Variable Investment Funds
Appreciation Portfolio	554,331	1.75%	26,435.20	-	2,904.60	-	18.69	-	20.75	-	0.90%	0.22%	0.32%	-3.31%	0.00%	-2.49%	0.00%
Opportunistic Small Cap Portfolio	143,318	0.00%	9,380.69	-	-	-	15.28	-	16.96	-	0.90%	0.22%	0.32%	-3.12%	0.00%	0.00%	0.00%
Quality Bond Portfolio	353,037	2.07%	23,132.21	-	1,050.57	-	14.53	-	16.13	-	0.90%	0.22%	0.32%	-2.55%	0.00%	-1.64%	0.00%
Socially Responsible Growth Fund	230,320	1.14%	17,185.84	-	247.86	-	13.18	-	15.09	-	0.90%	0.22%	0.32%	-4.05%	0.00%	-3.18%	-100.00%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December	December									For the Year Ended
	31, 2015	31, 2015	At December 31, 2015								December 31, 2015			For the Year Ended December 31, 2015
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds
VIPF Equity Income Portfolio	9,406,315	3.20%	138,272.96	508.52	7,721.16	-	66.76	24.18	21.06	-	0.90%	0.22%	0.32%	-4.82%	-3.96%	-3.98%	0.00%
VIPF Growth Portfolio	16,307,572	0.26%	190,135.50	439.41	46,595.25	-	79.25	29.69	26.30	-	0.90%	0.22%	0.32%	6.22%	7.16%	7.17%	0.00%
VIPF High Income Portfolio	4,575,134	6.56%	96,377.55	1,565.15	17,106.80	-	44.11	20.69	17.07	-	0.90%	0.22%	0.32%	-4.49%	-3.63%	-3.64%	0.00%
VIPF Overseas Portfolio	9,208,450	1.35%	238,426.06	11,698.39	22,025.25	99,876.00	34.76	18.99	16.92	3.26	0.90%	0.22%	0.32%	2.69%	3.60%	3.60%	3.55%
VIPF II Contrafund Portfolio	13,321,536	1.05%	271,382.21	5,252.98	35,368.15	-	43.78	27.13	36.66	-	0.90%	0.22%	0.32%	-0.22%	0.69%	0.68%	0.00%
VIPF II Index 500 Portfolio	44,195,621	2.03%	626,342.88	48,683.64	273,934.54	-	57.65	26.51	24.81	-	0.90%	0.22%	0.32%	0.44%	1.32%	1.34%	0.00%
VIPF III Mid Cap Portfolio	3,799,609	0.50%	122,534.33	3,795.08	10,503.25	-	27.53	27.64	30.57	-	0.90%	0.22%	0.32%	-2.26%	-1.38%	-1.39%	0.00%
VIPF III Value Strategies Portfolio	192,093	1.19%	5,405.99	705.99	-	-	31.19	33.24	-	-	0.90%	0.22%	0.32%	-3.85%	-2.98%	0.00%	0.00%
VIPF V Investment Grade Bond Portfolio	5,891,951	2.54%	281,870.93	3,163.22	24,165.59	49,707.99	18.47	15.16	21.15	2.53	0.90%	0.22%	0.32%	-1.47%	-0.63%	-0.62%	-0.53%
VIPF V Money Market	9,633,731	0.01%	523,591.49	2,349.37	85,559.64	1,116,267.16	13.24	10.01	14.17	1.31	0.90%	0.22%	0.32%	-0.89%	0.05%	-0.01%	0.20%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,753,763	3.30%	101,546.28	1,134.12	9,379.55	-	15.49	16.92	17.20	-	0.90%	0.22%	0.32%	-7.34%	-6.51%	-6.51%	0.00%
Global Real Estate Fund	1,074,839	3.23%	67,287.08	-	730.62	-	15.78	-	17.52	-	0.90%	0.22%	0.32%	-0.36%	0.00%	0.54%	0.00%
Mutual Global Discovery Securities Fund	384,673	3.09%	19,535.68	521.13	160.36	-	18.99	20.23	20.23	-	0.90%	0.22%	0.32%	-4.26%	-3.39%	-3.39%	0.00%
Mutual Shares Securities Fund	835,616	3.22%	40,833.90	1,521.48	4,398.73	-	17.58	21.11	19.51	-	0.90%	0.22%	0.32%	-5.76%	-4.92%	-4.95%	0.00%
Small Cap Value Securities Fund	603,742	0.64%	23,094.53	477.34	3,711.84	-	21.74	25.34	24.14	-	0.90%	0.22%	0.32%	-8.20%	-7.40%	-7.38%	0.00%
Small Mid Cap Growth Securities Fund	295,155	0.00%	12,191.42	1,062.76	814.52	-	20.26	28.03	22.50	-	0.90%	0.22%	0.32%	-3.51%	-2.66%	-2.65%	0.00%
US Government Securities Fund	891,079	2.58%	73,681.48	1,919.38	1,174.80	-	11.58	12.34	12.34	-	0.90%	0.22%	0.32%	-0.21%	0.69%	0.69%	0.00%
Invesco Variable Insurance Funds
Global Health Care Fund	2,859,074	0.00%	120,256.44	-	4,773.49	9,703.67	22.36	-	25.60	4.89	0.90%	0.22%	0.32%	2.26%	0.00%	3.15%	3.08%
Mid Cap Growth Fund	910,587	0.00%	62,688.96	-	580.27	304.31	14.32	-	14.80	14.74	0.90%	0.22%	0.32%	0.33%	0.00%	1.21%	1.20%
Technology Fund	1,718,958	0.00%	211,920.49	-	5,364.02	8,429.92	7.79	-	8.92	2.43	0.90%	0.22%	0.32%	5.83%	0.00%	6.80%	6.46%
JP Morgan Insurance Trust
Small Cap Core Portfolio	1,315,548	0.14%	38,585.02	-	9,249.30	257.42	27.44	-	26.74	36.42	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	0.00%
Morgan Stanley Investment
Funds
Core Plus Fixed Income Portfolio	2,595,980	3.34%	-	-	-	1,263,320.51	-	-	-	2.05	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	-0.73%
Emerging Markets Equity Portfolio	374,114	0.82%	-	-	-	157,638.72	-	-	-	2.37	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	-10.78%
US Real Estate Portfolio	110,798	1.37%	-	-	-	20,693.29	-	-	-	5.35	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	1.99%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December	December									For the Year Ended
	31, 2015	31, 2015	At December 31, 2015								December 31, 2015			For the Year Ended December 31, 2015
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Neuberger Berman Advisors
Management Trust
Large Cap Value Portfolio	1,928,043	0.80%	82,948.40	180.81	13,823.08	3,543.36	18.36	24.61	19.54	36.82	0.90%	0.22%	0.32%	-12.61%	-11.81%	-11.79%	-11.73%
Mid Cap Growth Portfolio	476,951	0.00%	16,153.79	1,802.47	96.83	-	26.27	27.59	29.17	-	0.90%	0.22%	0.32%	0.35%	1.28%	1.29%	0.00%
Mid Cap Growth Class S Portfolio (1)	525,290	0.00%	42,424.50	-	12,353.60	-	9.59	-	9.60	-	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	0.00%
Short Duration Bond Portfolio	2,753,292	1.46%	215,302.55	6,792.88	23,632.73	-	11.03	13.09	12.25	-	0.90%	0.22%	0.32%	-0.71%	0.19%	0.22%	0.00%
Small Cap Growth Portfolio (1)	-	0.00%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.32%	-15.34%	0.00%	-15.16%	0.00%
Socially Responsive Portfolio	9,314	0.58%	217.15	152.12	-	-	24.56	26.17	26.17	-	0.90%	0.22%	0.32%	-1.36%	-0.45%	0.00%	0.00%
Oppenheimer Variable Account Funds
Conservative Balanced/VA Fund (2)	102,091	1.14%	5,627.17	82.60	-	-	17.86	19.04	-	-	0.90%	0.22%	0.32%	-0.32%	0.55%	0.00%	0.00%
Global Strategic Income/VA Fund	496,468	5.57%	28,319.41	3,696.20	319.42	-	15.23	16.23	16.23	-	0.90%	0.22%	0.32%	-3.36%	-2.47%	-2.47%	0.00%
Main Street Small Cap/VA Fund	81,020	0.70%	2,783.01	37.04	-	-	28.71	30.59	-	-	0.90%	0.22%	0.32%	-6.92%	-6.08%	0.00%	0.00%
Sentinel Variable Products Trust
Balanced Fund	4,374,635	1.80%	127,227.25	3,371.27	16,021.30	2,733.42	29.87	20.55	24.96	38.31	0.90%	0.22%	0.32%	-0.85%	0.01%	0.02%	0.09%
Bond Fund	6,156,239	3.13%	230,306.55	7,835.41	31,523.44	26.06	23.00	14.29	23.69	23.58	0.90%	0.22%	0.32%	-2.17%	-1.28%	-1.29%	-1.21%
Common Stock Fund	29,328,768	2.75%	650,203.95	8,350.60	34,903.34	74,331.06	40.00	25.61	29.49	27.94	0.90%	0.22%	0.32%	-0.69%	0.18%	0.19%	0.09%
Mid Cap Growth Fund	8,189,683	0.21%	210,971.91	313.23	22,357.93	26,176.63	33.08	26.26	24.70	24.81	0.90%	0.22%	0.32%	-2.12%	-1.22%	-1.23%	-1.36%
Small Company Fund	15,754,237	0.00%	202,775.52	6,934.63	25,433.52	2,410.95	69.59	26.70	53.59	39.26	0.90%	0.22%	0.32%	-2.22%	-1.33%	-1.33%	-1.45%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,492,744	0.00%	53,823.55	2,006.10	4,105.77	-	24.40	34.15	27.09	-	0.90%	0.22%	0.32%	9.79%	10.81%	10.78%	0.00%
Equity Income Portfolio	4,351,810	1.63%	204,296.99	6,201.53	31,447.11	-	17.63	21.61	19.58	-	0.90%	0.22%	0.32%	-7.93%	-7.10%	-7.09%	0.00%
Health Sciences Portfolio	3,060,877	0.00%	62,087.06	850.65	2,028.35	-	46.87	52.98	52.04	-	0.90%	0.22%	0.32%	11.47%	12.48%	12.47%	0.00%
Personal Strategy Balanced Portfolio	307,777	1.76%	14,859.84	-	-	-	20.71	-	-	-	0.90%	0.22%	0.32%	-0.95%	0.00%	0.00%	0.00%
Van Eck VIP Trust
Emerging Markets Fund	1,575,233	0.50%	47,928.82	9,421.48	5,480.94	-	24.69	26.31	26.31	-	0.90%	0.22%	0.32%	-14.76%	-14.00%	-14.00%	0.00%
Global Hard Assets Fund	1,114,448	0.03%	100,608.51	6,165.12	6,477.97	-	9.77	10.41	10.41	-	0.90%	0.22%	0.32%	-34.04%	-33.44%	-33.44%	0.00%
Unconstrained Emerging Markets Bond Fund	1,030,848	6.34%	84,359.00	4,945.81	9,318.07	-	10.35	11.03	11.03	-	0.90%	0.22%	0.32%	-13.86%	-13.05%	-13.05%	0.00%
Wells Fargo Variable Trust
Discovery Fund	6,741,576	0.00%	207,952.37	-	13,362.39	1,852.52	29.72	-	35.54	46.97	0.90%	0.22%	0.32%	-2.34%	0.00%	-1.46%	-1.58%
Opportunity Fund	4,445,877	0.13%	83,969.30	-	18,408.07	15,649.50	31.69	-	34.07	73.95	0.90%	0.22%	0.32%	-3.96%	0.00%	-3.07%	-3.20%

(1)	On November 6, 2015, the Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio was merged into the Neuberger Berman Advisors Management Trust Mid Cap Growth Class S Portfolio. Total return has been calculated as of November 5, 2015.
(2)	During 2015, the Oppenheimer Capital Income/VA Fund was renamed the Conservative Balanced/VA Fund.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets for the period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the year ended 2014. Information for the year 2014 reflects the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2014	31, 2014	At December 31, 2014								December 31, 2014			For the Year Ended December 31, 2014
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	16,401,806	0.15%	427,145.47	6,462.76	38,908.90	9,821.89	34.01	27.76	17.72	102.59	0.90%	0.22%	0.32%	10.00%	10.99%	10.99%	10.80%
Capital Appreciation Portfolio	2,560,745	0.09%	93,921.96	1,003.40	11,997.69	12,927.27	22.37	32.20	25.38	9.51	0.90%	0.22%	0.32%	12.74%	13.75%	13.75%	13.62%
Small Cap Growth Portfolio	8,341,446	0.00%	342,721.71	265.97	309.65	3,735.61	23.32	28.02	22.30	89.29	0.90%	0.22%	0.32%	-0.46%	0.44%	0.44%	0.23%
Alliance Bernstein Variable Products
Value Fund	63,546	1.87%	2,498.89	310.88	-	-	22.48	23.74	-	-	0.90%	0.22%	0.32%	10.11%	11.10%	-	-
Small/Mid Cap Growth Fund	1,861,014	0.70%	51,410.56	2,357.08	6,886.21	-	30.42	32.13	32.13	-	0.90%	0.22%	0.32%	8.22%	9.20%	9.20%	-
International Value Fund	2,491,462	3.66%	143,247.15	7,119.28	15,067.41	-	14.95	15.79	15.79	-	0.90%	0.22%	0.32%	-7.05%	-6.21%	-6.21%	-
International Growth Fund	258,197	0.00%	4,860.66	8,127.87	1,312.67	-	17.41	18.39	18.39	-	0.90%	0.22%	0.32%	-2.08%	-1.19%	-1.19%	-
American Century Variable
Portfolios
Income & Growth Portfolio	3,442,051	2.02%	145,859.68	-	10,012.32	7,700.86	21.17	-	24.28	14.51	0.90%	0.22%	0.32%	11.50%	-	12.50%	12.37%
Inflation Protection Portfolio	1,277,791	1.48%	69,065.45	1,652.26	10,151.32	58,561.38	14.48	14.05	15.93	1.59	0.90%	0.22%	0.32%	2.65%	3.58%	3.58%	3.18%
International Portfolio	4,166,941	1.67%	205,976.68	6,157.98	18,842.58	-	17.84	19.74	19.63	-	0.90%	0.22%	0.32%	-6.35%	-5.51%	-5.51%	-
Ultra Portfolio	107,620	0.37%	3,923.12	-	1,662.48	-	18.71	-	20.59	-	0.90%	0.22%	0.32%	9.01%	-	9.99%	-
Value Portfolio	7,210,378	1.53%	204,384.13	927.77	15,057.85	14,336.31	31.21	23.69	32.47	22.35	0.90%	0.22%	0.32%	12.07%	13.08%	13.08%	12.91%
Dreyfus Variable Investment Funds
Appreciation Portfolio	607,665	1.83%	28,307.87	-	2,835.94	-	19.33	-	21.28	-	0.90%	0.22%	0.32%	7.13%	-	8.09%	-
Opportunistic Small Cap Portfolio	160,799	0.00%	10,193.52	-	-	-	15.77	-	-	-	0.90%	0.22%	0.32%	0.69%	-	(1.00)	-
Quality Bond Portfolio	395,106	2.12%	23,975.85	-	2,300.30	-	14.91	-	16.40	-	0.90%	0.22%	0.32%	3.86%	-	4.79%	-
Socially Responsible Growth Fund	289,134	1.05%	19,716.02	-	248.42	2,734.09	13.74	-	15.59	5.24	0.90%	0.22%	0.32%	12.44%	-	13.45%	13.31%
DWS Variable Series II
Small Mid Cap Value Portfolio (1)	2,200,080	0.45%	80,361.94	1,976.85	7,355.32	-	24.29	25.94	26.73	-	0.90%	0.22%	0.32%	4.16%	5.09%	5.09%	-
Large Cap Value Portfolio	315,903	1.41%	20,534.38	-	168.52	-	15.25	-	16.78	-	0.90%	0.22%	0.32%	9.37%	-	10.36%	-
DWS VIT Funds
Equity 500 Index Fund	1,603,256	1.79%	-	-	-	60,576.78	-	-	-	26.47	0.90%	0.22%	0.32%	-	-	-	13.25%
Small Cap Index Fund	1,156,354	0.94%	13,625.30	977.09	12,619.37	13,518.73	25.88	27.33	27.33	31.96	0.90%	0.22%	0.32%	3.81%	4.74%	4.74%	4.61%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2014	31, 2014	At December 31, 2014								December 31, 2014		For the Year Ended December 31, 2014
		Investment
		Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds
Contrafund Portfolio	14,234,179	0.93%	289,279.85	5,006.52	38,565.85	-	43.88	26.95	36.41	-	0.90%	0.22%	10.95%	11.94%	11.94%	-
Equity Income Portfolio	10,358,069	2.77%	144,980.62	400.11	8,139.75	-	70.14	25.18	21.93	-	0.90%	0.22%	7.75%	8.72%	8.72%	-
Growth Portfolio	16,219,653	0.18%	200,260.57	431.86	51,566.38	-	74.61	27.71	24.54	-	0.90%	0.22%	10.31%	11.30%	11.30%	-
High Income Portfolio	4,987,897	5.78%	100,603.01	1,432.66	17,592.93	-	46.18	21.47	17.71	-	0.90%	0.22%	0.25%	1.16%	1.16%	-
Index 500 Portfolio	46,197,506	1.60%	663,278.61	31,847.53	297,759.39	-	57.40	26.16	24.48	-	0.90%	0.22%	12.56%	13.57%	13.57%	-
Investment Grade Bond Portfolio	6,457,474	2.20%	297,182.41	3,133.85	33,290.33	50,552.53	18.75	15.26	21.28	2.54	0.90%	0.22%	4.88%	5.83%	5.83%	5.70%
Mid Cap Portfolio	4,334,543	0.26%	137,958.05	3,835.24	10,986.80	-	28.17	28.03	31.00	-	0.90%	0.22%	5.34%	6.29%	6.29%	-
Money Market	11,535,100	0.01%	595,121.10	62,548.54	92,184.40	1,258,865.05	13.36	10.01	14.17	1.31	0.90%	0.22%	-0.88%	0.01%	0.01%	0.00%
Overseas Portfolio	9,403,948	1.38%	250,739.57	6,967.05	22,407.30	134,622.04	33.85	18.33	16.33	3.15	0.90%	0.22%	-8.90%	-8.08%	-8.08%	-8.22%
Value Strategies Portfolio	198,796	1.03%	5,491.52	602.33	-	-	32.44	34.26	-	-	0.90%	0.22%	5.84%	6.80%	-	-
Franklin Templeton Variable
Insurance Products Trust (1)
Templeton Foreign VIP Fund	1,831,874	1.89%	98,148.85	1,056.73	9,346.97	-	16.72	18.10	18.40	-	0.90%	0.22%	-11.92%	-11.13%	-11.13%	-
Mutual Shares VIP Fund	866,340	1.97%	39,789.50	1,505.01	4,417.56	-	18.65	22.20	20.53	-	0.90%	0.22%	6.17%	7.12%	7.12%	-
Global Real Estate VIP Fund	1,177,829	0.46%	73,336.76	-	948.97	-	15.84	-	17.43	-	0.90%	0.22%	13.98%	-	15.01%	-
Mutual Global Discovery VIP Fund	394,146	2.32%	19,204.29	450.34	187.20	-	19.83	20.94	20.94	-	0.90%	0.22%	5.03%	5.98%	5.98%	-
Small Mid Cap Growth VIP Fund	291,686	0.00%	12,562.49	328.71	794.45	-	21.00	28.80	23.11	-	0.90%	0.22%	6.51%	7.47%	7.47%	-
Small Cap Value VIP Fund	686,404	0.63%	24,240.09	416.02	3,872.08	-	23.68	27.36	26.06	-	0.90%	0.22%	-0.33%	0.57%	0.57%	-
US Government Securities VIP Fund	870,100	2.74%	71,814.56	1,900.86	1,138.38	-	11.60	12.25	12.25	-	0.90%	0.22%	2.71%	3.64%	3.64%	-
Invesco Variable Insurance Funds
Global Health Care Fund	2,936,216	0.00%	126,116.42	-	5,240.58	10,033.61	21.87	-	24.82	4.74	0.90%	0.22%	18.60%	-	19.67%	19.51%
Mid Cap Growth Fund	1,017,320	0.00%	68,961.32	-	600.88	1,662.88	14.27	-	14.62	14.56	0.90%	0.22%	7.07%	-	8.04%	7.78%
Technology Fund	1,684,813	0.00%	220,328.15	-	5,320.56	8,471.77	7.36	-	8.35	2.28	0.90%	0.22%	10.06%	-	11.05%	10.93%
JP Morgan Series Trust II
Small Cap Core Portfolio	-	0.14%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.00%	-	0.00%	0.00%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,707,826	2.91%	-	-	-	1,307,595.17	-	-	-	2.07	0.90%	0.22%	-	-	-	7.72%
Emerging Markets Equity Portfolio	420,531	0.38%	-	-	-	158,124.45	-	-	-	2.66	0.90%	0.22%	-	-	-	-4.61%
US Real Estate Portfolio	116,906	1.40%	-	-	-	22,287.54	-	-	-	5.25	0.90%	0.22%	-	-	-	29.56%

(1) During 2014, Franklin Templeton made the following changes to fund names: the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund; the Small Cap Value Securities Fund was renamed the Small Cap Value VIP Fund; the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund; the US Government Fund was renamed the US Government Securities VIP Fund; the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund; the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund; the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2014	31, 2014	At December 31, 2014								December 31, 2014			For the Year Ended December 31, 2014
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	588,613	0.00%	29,126.48	-	7,436.94	-	15.78	-	17.36	-	0.90%	0.22%	0.32%	2.55%	-	3.47%	-
Short Duration Bond Portfolio	3,040,213	1.73%	238,298.44	7,178.99	24,460.46	-	11.11	13.06	12.22	-	0.90%	0.22%	0.32%	-0.29%	0.61%	0.61%	-
Mid Cap Growth Portfolio	470,578	0.00%	17,505.67	361.16	87.67	-	26.18	27.24	28.80	-	0.90%	0.22%	0.32%	6.62%	7.58%	7.58%	-
Large Cap Value Portfolio	2,488,676	0.72%	93,615.85	168.26	16,761.48	3,502.91	21.01	27.90	22.15	41.71	0.90%	0.22%	0.32%	8.87%	9.85%	9.85%	9.67%
Socially Responsive Portfolio	7,876	0.38%	176.98	131.93	-	-	24.90	26.29	-	-	0.90%	0.22%	0.32%	9.40%	10.38%	(1.00)	-
Oppenheimer Variable Account Funds
Capital Income/VA Fund	29,049	1.82%	1,569.55	48.55	-	-	17.92	18.93	-	-	0.90%	0.22%	0.32%	7.05%	8.02%	-	-
Main Street Small Cap/VA Fund	101,662	0.60%	3,270.95	23.85	-	-	30.84	32.57	-	-	0.90%	0.22%	0.32%	10.66%	11.65%	-	-
Global Strategic Income/VA Fund	516,259	3.89%	29,000.50	3,353.14	205.27	-	15.76	16.64	16.64	-	0.90%	0.22%	0.32%	1.58%	2.49%	2.49%	-
Sentinel Variable Products Trust
Balanced Fund	4,713,457	1.61%	134,252.55	2,018.82	20,871.78	2,759.07	30.13	20.55	24.95	38.27	0.90%	0.22%	0.32%	6.85%	7.81%	7.81%	7.64%
Bond Fund	6,911,744	2.98%	248,728.09	8,093.20	39,438.21	29.73	23.51	14.47	24.00	23.87	0.90%	0.22%	0.32%	3.09%	4.01%	4.01%	3.88%
Common Stock Fund	31,681,032	1.65%	700,445.91	8,535.09	38,534.11	75,648.83	40.28	25.56	29.43	27.92	0.90%	0.22%	0.32%	9.36%	10.34%	10.34%	10.21%
Mid Cap Growth Fund	8,942,087	0.40%	225,190.56	179.75	27,386.86	25,520.55	33.80	26.59	25.01	25.15	0.90%	0.22%	0.32%	3.70%	4.63%	4.63%	4.50%
Small Company Fund	17,530,153	0.49%	221,832.96	6,903.76	26,712.68	2,632.82	71.17	27.06	54.31	39.84	0.90%	0.22%	0.32%	5.73%	6.68%	6.68%	6.55%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,504,095	0.00%	62,407.97	450.20	4,245.13	-	22.22	30.82	24.45	-	0.90%	0.22%	0.32%	7.87%	8.84%	8.84%	-
Equity Income Portfolio	4,916,919	1.50%	214,194.29	5,895.87	32,155.02	-	19.15	23.26	21.07	-	0.90%	0.22%	0.32%	6.15%	7.10%	7.10%	-
Health Sciences Portfolio	2,559,442	0.00%	56,948.74	772.01	2,772.60	-	42.05	47.10	46.27	-	0.90%	0.22%	0.32%	30.05%	31.22%	31.22%	-
Personal Strategy Balanced Portfolio	299,927	1.61%	14,344.74	-	-	-	20.91	-	-	-	0.90%	0.22%	0.32%	4.26%	-	-	-
Van Eck VIP Trust
VIP Emerging Markets Fund	1,673,510	0.49%	45,921.01	3,556.75	7,676.70	-	28.96	30.59	30.59	-	0.90%	0.22%	0.32%	-1.30%	-0.41%	-0.41%	-
VIP Unconstrained Emerging Markets Bond Fund	1,123,264	5.18%	80,740.32	4,211.75	7,818.93	-	12.02	12.69	12.69	-	0.90%	0.22%	0.32%	1.27%	2.18%	2.18%	-
VIP Global Hard Assets Fund	1,250,901	0.09%	75,674.41	4,082.07	4,237.16	-	14.81	15.64	15.64	-	0.90%	0.22%	0.32%	-19.83%	-19.10%	-19.10%	-
Wells Fargo Variable Trust
Discovery Fund	7,655,912	0.00%	230,218.77	-	15,575.60	1,859.48	30.43	-	36.07	47.72	0.90%	0.22%	0.32%	-0.54%	-	0.36%	0.17%
Opportunity Fund	4,837,219	0.06%	86,353.72	-	20,377.83	16,642.02	33.00	-	35.15	76.40	0.90%	0.22%	0.32%	9.44%	-	10.42%	10.29%

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the year ended 2013. Information for the year 2013 reflects the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December	December									For the Year Ended
	31, 2013	31, 2013	At December 31, 2013								December 31, 2013			For the Year Ended December 31, 2013
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	16,763,394	0.79%	484,693.05	5,942.94	41,021.82	10,534.17	30.92	25.01	15.97	92.59	0.90%	0.22%	0.32%	33.88%	35.08%	35.08%	34.83%
Capital Appreciation Portfolio	2,445,082	0.36%	102,611.41	932.51	11,762.26	14,367.02	19.84	28.31	22.31	8.37	0.90%	0.22%	0.32%	33.98%	35.19%	35.19%	35.03%
Small Cap Growth Portfolio	8,880,215	0.00%	363,711.89	194.99	320.46	3,877.57	23.43	27.90	22.21	89.09	0.90%	0.22%	0.32%	33.06%	34.26%	34.26%	34.06%
Alliance Bernstein Variable Products
Value Fund	58,263	1.04%	2,532.87	307.02	-	-	20.41	21.37	-	-	0.90%	0.22%	0.32%	35.63%	36.85%	-	-
Small/Mid Cap Growth Fund	1,890,211	0.59%	57,921.65	1,869.43	7,035.21	-	28.11	29.42	29.42	-	0.90%	0.22%	0.32%	36.83%	38.06%	38.06%	-
International Value Fund	2,678,707	6.13%	147,497.15	4,551.09	13,676.23	-	16.08	16.83	16.83	-	0.90%	0.22%	0.32%	21.91%	23.00%	23.00%	-
International Growth Fund	263,442	0.99%	5,222.36	7,930.10	1,237.69	-	17.78	18.61	18.61	-	0.90%	0.22%	0.32%	12.59%	13.60%	13.60%	-
American Century Variable
Portfolios
Income & Growth Portfolio	3,465,118	2.19%	160,670.59	-	14,476.08	7,956.25	18.98	-	21.59	12.91	0.90%	0.22%	0.32%	34.61%	-	35.82%	35.66%
Inflation Protection Portfolio	1,325,964	1.84%	74,300.48	1,480.97	10,343.69	64,293.01	14.10	13.57	15.38	1.54	0.90%	0.22%	0.32%	-9.03%	-8.21%	-8.21%	-8.59%
International Portfolio	4,485,357	1.72%	210,812.56	4,966.36	17,559.48	-	19.05	20.90	20.78	-	0.90%	0.22%	0.32%	21.32%	22.41%	22.41%	-
Ultra Portfolio	110,432	0.52%	4,427.01	-	1,841.09	-	17.16	-	18.72	-	0.90%	0.22%	0.32%	35.85%	-	37.07%	-
Value Portfolio	6,961,988	1.63%	220,238.30	871.48	15,508.06	18,436.15	27.85	20.95	28.72	19.80	0.90%	0.22%	0.32%	30.55%	31.73%	31.73%	31.61%
Vista Portfolio	880,621	0.00%	46,117.17	19.89	3,061.68	-	17.80	21.05	19.41	-	0.90%	0.22%	0.32%	29.01%	30.17%	30.17%	-
Dreyfus Variable Investment Funds
Appreciation Portfolio	727,125	1.93%	37,031.95	-	2,985.12	-	18.05	-	19.68	-	0.90%	0.22%	0.32%	20.02%	-	21.10%	-
Opportunistic Small Cap Portfolio	138,653	0.00%	8,850.13	-	-	-	15.67	-	17.09	-	0.90%	0.22%	0.32%	47.22%	-	-	-
Quality Bond Portfolio	403,131	2.86%	25,737.32	-	2,156.67	-	14.35	-	15.65	-	0.90%	0.22%	0.32%	-2.42%	-	-1.54%	-
Socially Responsible Growth Fund	288,197	1.30%	21,298.44	-	249.08	5,292.89	12.22	-	13.74	4.63	0.90%	0.22%	0.32%	33.15%	-	34.34%	34.18%
DWS Variable Series II
Small Mid Cap Value Portfolio (1)	2,201,889	0.79%	84,287.04	1,777.97	7,554.87	-	23.32	24.68	25.44	-	0.90%	0.22%	0.32%	33.50%	34.70%	34.70%	-
Large Cap Value Portfolio	328,459	1.50%	23,381.84	-	165.59	-	13.94	-	15.20	-	0.90%	0.22%	0.32%	29.38%	-	30.54%	-
DWS VIT Funds
Equity 500 Index Fund	1,373,790	1.73%	-	-	-	58,785.45	-	-	-	23.37	0.90%	0.22%	0.32%	-	-	-	31.77%
Small Cap Index Fund	1,033,316	1.54%	10,918.35	228.53	13,046.49	13,573.06	24.93	26.10	26.10	30.55	0.90%	0.22%	0.32%	37.40%	38.64%	38.64%	38.47%

(1) During 2013 the Dreman Small Mid Cap Value Portfolio was renamed the Small Mid Cap Value Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December	December									For the Year Ended
	31, 2013	31, 2013	At December 31, 2013								December 31, 2013		For the Year Ended December 31, 2013
		Investment
		Income	Units				Units Value				Expense Ratio**		Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds
Contrafund Portfolio	14,192,774	1.05%	322,219.12	4,832.88	40,917.32	-	39.56	24.08	32.53	-	0.90%	0.22%	30.12%	31.29%	31.29%	-
Equity Income Portfolio	10,390,693	2.49%	156,513.99	406.62	9,533.09	-	65.10	23.16	20.17	-	0.90%	0.22%	27.01%	28.15%	28.15%	-
Growth Portfolio	16,316,194	0.28%	222,461.80	402.20	57,060.59	-	67.64	24.89	22.05	-	0.90%	0.22%	35.12%	36.34%	36.34%	-
High Income Portfolio	5,198,798	5.86%	105,268.36	1,288.32	18,433.36	-	46.06	21.23	17.51	-	0.90%	0.22%	5.00%	5.95%	5.95%	-
Index 500 Portfolio	44,114,359	1.88%	721,083.48	28,622.25	309,891.37	-	51.00	23.03	21.56	-	0.90%	0.22%	31.06%	32.24%	32.24%	-
Investment Grade Bond Portfolio	6,152,160	2.39%	293,810.41	3,245.02	34,441.97	66,456.84	17.88	14.42	20.10	2.41	0.90%	0.22%	-2.65%	-1.78%	-1.78%	-1.90%
Mid Cap Portfolio	4,249,428	0.50%	142,865.62	3,424.26	11,601.86	-	26.74	26.37	29.17	-	0.90%	0.22%	35.02%	36.23%	36.23%	-
Money Market	7,223,178	0.01%	390,726.84	1,748.99	75,687.31	660,736.83	13.48	10.01	14.17	1.31	0.90%	0.22%	-0.88%	0.01%	0.01%	-0.07%
Overseas Portfolio	10,574,815	1.36%	255,326.98	6,198.20	26,606.17	143,687.75	37.15	19.94	17.76	3.43	0.90%	0.22%	29.27%	30.44%	30.44%	30.27%
Value Strategies Portfolio	196,337	0.92%	5,866.70	514.72	-	-	30.65	32.08	-	-	0.90%	0.22%	29.33%	30.49%	-	-
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	2,051,367	2.33%	96,066.45	1,072.15	9,957.22	-	18.98	20.36	20.70	-	0.90%	0.22%	21.87%	22.97%	22.97%	-
Mutual Shares Securities Fund	971,136	2.07%	48,580.96	1,519.45	4,490.03	-	17.57	20.73	19.16	-	0.90%	0.22%	27.12%	28.26%	28.26%	-
Global Real Estate Fund	1,110,526	4.61%	77,761.13	-	1,996.45	-	13.89	-	15.15	-	0.90%	0.22%	1.41%	-	2.32%	-
Mutual Global Discovery Securities Fund	381,069	2.49%	19,589.93	389.85	178.55	-	18.88	19.76	19.76	-	0.90%	0.22%	26.81%	27.95%	27.95%	-
Small Mid Cap Growth Fund	302,754	0.00%	14,080.67	277.49	821.19	-	19.72	26.80	21.51	-	0.90%	0.22%	36.92%	38.15%	38.15%	-
Small Cap Value Securities Fund	706,637	1.31%	24,422.06	405.83	4,448.90	-	23.76	27.20	25.91	-	0.90%	0.22%	35.02%	36.24%	36.24%	-
US Government Fund	794,072	2.84%	67,146.67	1,619.44	1,418.45	-	11.29	11.82	11.82	-	0.90%	0.22%	-2.87%	-1.99%	-1.99%	-
Invesco Variable Insurance Funds
Global Health Care Fund	2,723,024	0.67%	139,782.64	-	5,305.47	8,828.82	18.44	-	20.74	3.96	0.90%	0.22%	39.29%	-	40.54%	40.34%
Mid Cap Growth Fund	1,018,920	0.40%	73,958.20	-	635.61	1,806.90	13.33	-	13.53	13.51	0.90%	0.22%	35.79%	-	37.01%	36.85%
Technology Fund	1,604,456	0.00%	231,480.58	-	5,256.66	8,512.18	6.69	-	7.52	2.05	0.90%	0.22%	24.03%	-	25.14%	24.99%
JP Morgan Series Trust II
International Equity Portfolio	4,471,386	1.91%	173,951.09	-	21,825.96	73,730.70	15.67	-	16.78	18.71	0.90%	0.22%	14.42%	-	15.45%	15.31%
Small Cap Core Portfolio	1,449,935	0.54%	41,943.95	-	12,109.03	260.23	26.91	-	25.76	35.17	0.90%	0.22%	41.03%	-	42.29%	42.12%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,519,703	3.60%	-	-	-	1,310,743.60	-	-	-	1.92	0.90%	0.22%	-	-	-	-0.44%
Emerging Markets Equity Portfolio	462,484	1.24%	-	-	-	165,884.28	-	-	-	2.79	0.90%	0.22%	-	-	-	-1.08%
US Real Estate Portfolio	92,636	1.10%	-	-	-	22,880.86	-	-	-	4.05	0.90%	0.22%	-	-	-	1.92%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December	December									For the Year Ended
	31, 2013	31, 2013	At December 31, 2013								December 31, 2013			For the Year Ended December 31, 2013
		Investment
		Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	597,179	0.00%	30,468.59	-	7,655.55	-	15.38	-	16.78	-	0.90%	0.22%	0.32%	44.53%	-	45.83%	-
Short Duration Bond Portfolio	3,080,822	2.14%	245,512.15	4,888.80	23,202.89	-	11.14	12.98	12.15	-	0.90%	0.22%	0.32%	-0.28%	0.62%	0.62%	-
Mid Cap Growth Portfolio	442,038	0.00%	17,524.43	378.58	83.46	-	24.55	25.32	26.77	-	0.90%	0.22%	0.32%	31.43%	32.61%	32.61%	-
Large Cap Value Portfolio	2,402,138	1.12%	98,429.71	139.00	18,205.57	3,478.71	19.29	25.40	20.17	38.04	0.90%	0.22%	0.32%	29.97%	31.14%	31.14%	30.90%
Socially Responsive Portfolio	5,302	0.69%	112.46	115.17	-	-	22.76	23.82	23.82	-	0.90%	0.22%	0.32%	36.38%	37.60%	-	-
Oppenheimer Variable Account Funds
Capital Income/VA Fund (2)	25,589	2.22%	1,501.04	26.18	-	-	16.74	17.52	-	-	0.90%	0.22%	0.32%	11.83%	12.83%	-	-
Main Street Small Cap/VA Fund (3)	92,123	0.48%	3,285.09	19.24	-	-	27.87	29.17	-	-	0.90%	0.22%	0.32%	39.37%	40.62%	-	-
Global Strategic Income/VA Fund	455,674	4.53%	26,679.53	2,376.86	193.89	-	15.51	16.24	16.24	-	0.90%	0.22%	0.32%	-1.26%	-0.37%	-0.37%	-
Sentinel Variable Products Trust
Balanced Fund	4,654,697	1.57%	142,400.74	1,707.28	21,965.58	2,752.78	28.20	19.06	23.14	35.56	0.90%	0.22%	0.32%	17.82%	18.88%	18.88%	18.69%
Bond Fund	7,111,306	3.05%	265,945.23	5,973.24	40,295.78	1,454.74	22.81	13.91	23.07	22.98	0.90%	0.22%	0.32%	-1.22%	-0.33%	-0.33%	-0.39%
Common Stock Fund	31,496,904	1.52%	766,452.28	7,742.34	41,843.57	77,694.80	36.84	23.16	26.67	25.34	0.90%	0.22%	0.32%	30.55%	31.73%	31.73%	31.58%
Mid Cap Growth Fund	9,239,628	0.09%	244,919.07	156.35	28,430.38	23,845.17	32.59	25.41	23.90	24.06	0.90%	0.22%	0.32%	31.14%	32.32%	32.32%	32.18%
Small Company Fund	17,991,500	0.13%	242,352.55	5,862.61	27,829.61	3,004.33	67.31	25.37	50.91	37.39	0.90%	0.22%	0.32%	33.52%	34.72%	34.72%	34.56%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,510,791	0.00%	67,952.08	393.65	4,460.16	-	20.59	28.32	22.46	-	0.90%	0.22%	0.32%	39.60%	40.85%	40.85%	-
Equity Income Portfolio	5,031,705	1.30%	237,259.09	4,998.44	32,651.37	-	18.04	21.72	19.68	-	0.90%	0.22%	0.32%	28.25%	29.41%	29.41%	-
Health Sciences Portfolio	1,687,558	0.00%	48,114.74	755.62	2,968.99	-	32.33	35.90	35.26	-	0.90%	0.22%	0.32%	49.17%	50.51%	50.51%	-
Personal Strategies Balanced Portfolio	220,173	1.47%	10,979.02	-	-	-	20.05	-	-	-	0.90%	0.22%	0.32%	16.88%	-	-	-
Van Eck VIP Trust
VIP Emerging Markets Fund	1,632,864	1.48%	47,021.72	2,870.95	5,369.28	-	29.34	30.71	30.71	-	0.90%	0.22%	0.32%	11.02%	12.02%	12.02%	-
VIP Unconstrained Emerging Markets Bond Fun	1,186,699	2.10%	88,218.79	3,552.85	7,683.75	-	11.87	12.42	12.42	-	0.90%	0.22%	0.32%	-9.98%	-9.17%	-9.17%	-
VIP Global Hard Assets Fund	1,493,378	0.64%	73,645.82	2,616.19	4,259.21	-	18.47	19.34	19.34	-	0.90%	0.22%	0.32%	9.55%	10.53%	10.53%	-
Wells Fargo Variable Trust
Discovery Fund	8,396,555	0.01%	247,730.15	-	20,097.11	1,995.18	30.59	-	35.94	47.64	0.90%	0.22%	0.32%	42.52%	-	43.80%	43.94%
Opportunity Fund	4,794,459	0.20%	91,019.76	-	23,845.08	18,636.95	30.15	-	31.84	69.27	0.90%	0.22%	0.32%	29.51%	-	30.68%	30.52%

(2)	During 2013 the Oppenheimer Balanced Fund was renamed the Oppenheimer Capital Income/VA Fund.
(3)	During 2013 the Oppenheimer Main Street Small & Mid Cap Fund was renamed the Oppenheimer Main Street Small Cap/VA Fund.
(4)	During 2013 the Van Eck Global Bond Fund was renamed the Van Eck Unconstrained Emerging Markets Bond Fund.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

On October 27, 2017, the Sentinel Funds transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Funds.

During 2016, the Sentinel Mid Cap Growth Fund was liquidated.

There were no fund substitutions in the years 2013, 2014 or 2016. In 2015, the Neuberger Berman Mid Cap Growth Class S Portfolio was merged into the Neuberger Berman Small Cap Growth Portfolio, after obtaining shareholder approval.

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Part C: OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (1)
(b)	Not applicable
(c)(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (14)
(c)(2)	Form of Selling Agreement (14)
(d)(1)	Specimen VariTrak Policy Form (6)
(d)(2)	Rider for Guaranteed Insurability Options (6)
(d)(3)	Rider for Waiver of Monthly Deductions (6)
(d)(4)	Rider for Accidental Death Benefit (6)
(d)(5)	Rider for Guaranteed Death Benefit (6)
(d)(6)	Specimen VariTrak (NY) Policy Form (3)
(d)(7)	Specimen VariTrak (NY - Unisex) Policy Form (3)
(d)(8)	NY Rider for Guaranteed Insurability Options (3)
(d)(9)	NY Rider for Waiver of Monthly Deductions (3)
(d)(10)	NY Rider for Accidental Death Benefit (3)
(d)(11)	Form of Additional Protection Benefit Rider (8)
(d)(12)	Form of Long Term Care - Chronic Illness Rider (8)
(d)(13)	Form of Long Term Care Insurance Rider (10)
(d)(14)	No Lapse Guarantee Rider (9)
(d)(15)	Limited Power of Attorney(11)
(d)(16)	Endorsement to the Payment Options (14)
(d)(17)	Accelerated Benefits Rider for Terminal Illness (14)
(d)(18)	Accelerated Benefits Rider for Covered Chronic Illness (14)
(d)(19)	Endorsement to the Premium Allocation Provision (14)
(d)(20)	Endorsement to the Surrender Charges Provision (14)
(d)(21)	Overloan Protection Rider (16)
(d)(22)	Endorsement to Remove the Maturity at 99 Provision(17)
(d)(23)	No Lapse Guarantee Rider (Florida) (20)
(d)(24)	No Lapse Guarantee Rider (Maryland) (20)
(d)(25)	Rider for Waiver of Monthly Deductions (Pennsylvania) (20)
(e) (1)	VariTrak Application Form (14)
(e) (2)	VariTrak (NY) Application Form (3)
(e) (3)	9212 Life Insurance Application(17)
(f)(1)	National Life Insurance Company's Charter documents (14)
(f)(2)	National Life Insurance Company's By-laws (14)
(g)(1)	Reinsurance Agreement - National Life Insurance Company and xxx, effective September 1, 1997 (12)
(g)(2)	Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
(g)(3)	Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxx, effective December 31, 1998 (11)
(g)(4)	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
(g)(5)	Automatic Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective May 1, 1999 (11)
(g)(6)	Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (11)
(g)(7)	Reinsurance Agreement - National Life Insurance Company and xx, effective October 1, 1994 (11)
(g)(8)	Mod Co Reinsurance Agreement between National Life Insurance Company and xxx, as amended through September 1, 2002(17)
(g)(9)	Reinsurance Agreement between National Life Insurance Company and xxx, effective October 16, 2001 (17)
(g)(10)	Reinsurance Agreement between National Life Insurance Company and xxx, effective as amended through June 1, 2002 (17)
(g)(11)	Reinsurance Agreement between National Life Insurance Company and xxx, effective July 22, 2002 (17)
(g)(12)	Reinsurance Agreement between National Life Insurance Company and xxx, effective November 1, 2005 (15)

(g)(13)	Reinsurance Agreement between National Life Insurance Company, Life Insurance Company of the Southwest and xxx, effective July 1, 2008 (25)
(g)(14)	Automatic YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective September 1, 2008 (25)
(g)(15)	Automatic and Facultative YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective December 1, 2008 (25)
(g)(16)	Automatic Self Administered YRT Reinsurance Agreement between National Life Insurance Company and xxx, effective July 1, 2006 (25)
(h)(1)

Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (2)

(a) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company dated November 18, 1998 (18)

(b) Amendment dated April 25, 2013 to the Participation Agreement Alger American Fund, National Life Insurance Company (29)

(h)(2)	Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (4)
(a)	Form of Amendment to Shareholder Services Agreement (12)
(b)	Shareholder Services Agreement between American Century Investment Services, Inc., American Century Services, LLC and National Life Insurance Company dated April 1, 2016. (30)

(h)(3)

Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (5)

(a)Form of Amendment to Participation Agreement (12)

(b) Amendment to Participation Agreement dated June 2, 2008 (22)

(h)(4)

Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (7)

(a)Form of Amendment to Participation Agreement (12)

(b) Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (17)

(h)(5)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. (10)
(h)(6)

Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (12)

(a)Amendment to Participation Agreement dated May 18, 2007 (18)

(h)(7)	Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)
(a)	Amendment to Participation Agreement dated June 1, 2007 (19)
(b)	Amendment Number 2 dated October 30, 2008 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (22)
(c)	Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (27)
(d)	Amendment dated January 15, 2013 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (29)
(e)	Amendment Number 2 to the Administrative Services Agreement dated April 1, 2016 (30)
(f)	Amendment Number 5 to the Participation Agreement dated April 1, 2016 (30)

(h)(8)	Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company (12)
(a)	Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (22)
(b)	Amendment to Participation Agreement dated March 1, 2016 (30)

(h)(9)	Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (12)
(a)	Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (17)
(h)(10)	Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (13)
(a)	Amendment to the Participation Agreement between AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. dated April 30, 2010 (28)
(h)(11)	Form of Participation Agreement – Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (14)

(h)(12)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of September 2, 2008 (22)
(a)	Amendment No. 2 dated April 1, 2016 to the Participation Agreement (30)
(h)(13)	Participation Agreement among National Life Insurance Company and Oppenheimer dated October November 11, 2008 (22)
(h)(14)	Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008 (22)
(a)	Amendment No. 1 to the Participation Agreement dated April 1, 2016 (30)
(h)(15)	Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated April 24, 2009 (24)

(i)(1)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (18)
(i)(2)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (18)
(i)(4)	Administrative Services Agreement as amended through November 8, 2000 among National Life Insurance Co. and Dreyfus Corporation (18)
(i)(5)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (18)
(i)(6)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (18)

(i)(7)	Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (18)
(b)	Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (22)
(c)	Amendment Number 2 to the Administrative Services Agreement dated April 1, 2016 (30)

(i)(8)	Services Distribution Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (18)
(i)(9)

Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (18)

(a) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (23)

(i)(10)	Service Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008. (22)
(i)(11)	Services Agreement dated October 22, 2008 among National Life Insurance Co. and Deutsche Investment Management Americas Inc. (25)
(i)(12)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (25)
(i)(13)	Distribution Services Agreement between National Life Insurance Company and Invesco Distributors, Inc. dated April 1, 2016 (30)
(j)(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (17)
(j)(2)	Rule 22c-2 Agreement among Aim Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007(17)
(j)(3)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006(17)
(j)(4)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007(17)
(j)(5)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007(17)
(j)(6)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006(17)
(j)(7)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007(17)
(j)(8)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006(17)
(j)(9)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated October 12, 2007 (19)
(j)(10)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 7, 2007 (25)

(j)(11)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008 (22)
(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(o)	Not applicable
(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures (32)
(r)	Power of Attorney (33)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(5)	Incorporated hereby by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate. Provider-File No. 333-44723), filed April 16, 1998.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 26, 1999.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) May 1, 2001.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2001.
(9)	Incorporated hereby by reference to Post Effective Amendment No. 10 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed June 28, 2002.
(10)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed February 28, 2003.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 2004.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 18 to For N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2006.
(15)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate. Provider-File No. 333-44723) filed May 1, 2006.

(16)	Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed August 28, 2006.

(17)	Incorporated herein by reference to the Post-Effective Amendment No. 20 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2007.
(18)	Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed June 25, 2007.
(19)	Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N- 6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed May 1, 2008.
(20)	Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.
(21)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(22)	Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.
(23)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008.
(24)	Incorporated herein by reference to the Post Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2009.
(25)	Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2010.
(26)	Incorporated herein by reference to the Post Effective Amendment No. 25 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2010.
(27)	Incorporated herein by reference to the Post Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2011.
(28)	Incorporated herein by reference to the Post Effective Amendment No. 26 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak-File No. 33-91938) filed May 1, 2011.
(29)	Incorporated herein by reference to the Post Effective Amendment No. 28 to the Form N-4 Registration Statement for National Variable Life Insurance Account (Sentinel Advantage- File No. 33-19583) filed May 1, 2013.
(30)	Incorporated herein by reference to the Post Effective Amendment No. 7 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2015.
(31)	Incorporated herein by reference to the Post Effective Amendment No. 31 to the Form N-4 Registration Statement for National Variable Annuity Account II (Sentinel Advantage- File No. 33-19583) filed April 29, 2016
(32)	Incorporated herein by reference to the Post Effective Amendment No. 9 to the Form N-4 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2017.
(33)	Incorporated herein by reference to the Post Effective Amendment No. 10 to the Form N-4 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2018.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Lead Director

Mehran Assadi	Chair, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021
V. Louise McCarren	Director
6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

James H. Douglas	Director
One National Life Drive
Montpelier, VT 05604

Carol A. Carlson	Director
One National Life Drive
Montpelier, VT 05604

Yvette D. Bright	Director
One National Life Drive
Montpelier, VT 05604

Vesta Bovair	Executive Vice President
Robert E. Cotton	Executive Vice President, Chief Financial Officer & Treasurer
Thomas Anfuso	Senior Vice President & Chief Information Officer
Ataollah Azarshahi	Senior Vice President
Jason Doiron	Senior Vice President & Chief Investment Officer
Matthew C. Frazee	Senior Vice President
Eric Sandberg	Senior Vice President, Chief Actuary, Chief Risk Officer
Achim Schwetlick	Senior Vice President
William D. Whitsell	Senior Vice President
Gregory D. Woodworth	Senior Vice President & General Counsel
Pamela Blalock	Vice President
Scott W. Edblom	Vice President
Alfred J. Foice, Jr.	Vice President
Christopher L Graff	Vice President
Susan J. Jennings	Vice President
Joyce B. LaRosa	Vice President
Elizabeth H. MacGowan	Vice President & Chief Product Officer
Gregory M. Mateja	Vice President

Angela McCraw	Vice President
Louis D. Puglisi	Vice President
Catherine Shires	Vice President & Illustration Actuary
David B. Soccodato	Vice President & Tax Officer
Sarah J. VanBeck	Chief Accounting Officer & Controller
Kerry A. Jung	Assistant General Counsel & Secretary
Barbara B. Fitch	Chief Compliance Officer & AML Compliance Officer
Gregory D. Teese	Chief Compliance Officer - Separate Accounts
Robert J. Lewton	Deputy Chief Compliance Officer - Separate Accounts
Michael H. Crawford	Appointed Actuary
Michael B. Richardson	Illustration Officer
Michele Granitz	HIPAA Privacy Officer-Plans
Michele K. Dungworth	HIPAA Privacy Officer – LTC
Catherine C. Fisk	Assistant Secretary
Stephanie Burmester	Filing Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest (“LSW”), a Texas corporation. LSW owns 100% of National Life Distribution, LLC., a Vermont Corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Registrant.

Item 30. Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II.

(b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Mehran Assadi	Director (Chairman)
Robert E. Cotton	Director
Pamela Blalock	Director
Lance A. Reihl	President & Chief Executive Officer
Gregory D. Teese	Senior Vice President & Chief Compliance Officer
Timothy V. Ryder	Senior Vice President
Jeffrey Wood	Senior Vice President
Eric Kucinskas	Vice President & Treasurer
Thomas C. Longfellow	Vice President, Investment Adviser Compliance
Dan Randall	Vice President
Frances Tierno	Vice President
Shuk Khader	Chief Information Security Officer
Scott Solod	Deputy Chief Compliance Officer
Ian A. McKenny	Senior Counsel & Secretary
Catherine C. Fisk	Assistant Secretary
Kerry A. Jung	Assistant Secretary
David B. Soccodato	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commissions*	Other Compensation
Equity Services, Inc.	$1,216,707	-0-	$1,216,707	-0-

* The compensation includes commissions paid to ESI that relate to variable life insurance policies supported by the Separate Account.

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 33 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 1st day of May, 2018.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest:	/s/ Kerry A. Jung	By:	s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 33 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date

/s/ Mehran Assadi	Chair, President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	May 1, 2018

/s/ Robert E. Cotton	Senior Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	May 1, 2018

Thomas H. MacLeay*	Director	May 1, 2018
Bruce Lisman*	Director	May 1, 2018
David R. Coates*	Director	May 1, 2018
V. Louise McCarren*	Director	May 1, 2018
Roger B. Porter*	Director	May 1, 2018
Harris Simmons*	Director	May 1, 2018
Carol Carlson*	Director	May 1, 2018
James H. Douglas*	Director	May 1, 2018
Yvette D. Bright*	Director	May 1, 2018

* Mehran Assadi signs this document pursuant to the power of attorney filed with post effective amendment No.10 to the form N-6 for the National Variable Life Insurance Account (Investor Select File No. 333-151535).

Exhibit Index

(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Eversheds Sutherland(US) LLP